New York Life Insurance and Annuity Corporation

CorpExec VUL II-V

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2014

A flexible premium corporate sponsored variable life insurance policy offered to individuals under

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This prospectus describes four policy series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies: CorpExec VUL II, CorpExec VUL III, CorpExec VUL IV & CorpExec VUL V. New policies are no longer offered under these four policy Series. Unless otherwise indicated, all information in this Prospectus pertains to all policy series.

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway,

Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_EB_Admin_Service@newyorklife.com

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

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In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of NYLIAC Corporate Executive Series Variable Universal Life insurance (“CorpExec VUL”). Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before making additional premium payments to the policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

CorpExec VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

—	the number of Accumulation Units held in each Investment Division for the policy;

—	the performance of each Investment Division in the Separate Account;

—	the amount in and the interest credited on the amount held in the Fixed Account, if any; and

—	the amount in and the interest rate credited on the amount held in the Loan Account, if any.

With the CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

Liquidity Through Loans

Using the policy as sole security, you may borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Surrender Value.

Liquidity Through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternate Cash Surrender Value, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event.

Partial withdrawal requests must be made in writing and sent to the Service Office noted on the first page of this prospectus. (See “Partial Withdrawals and Surrenders—Partial Withdrawals.”)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 101 Allocation Alternatives. Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 100 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

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Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

—	Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

—	Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

—	Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations: Life Insurance Status of Policy, and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

Optional Riders

CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the supplementary term rider and the level term rider. These riders have costs associated with them.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 165 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

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Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement—Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

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Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. However, We may permit, in certain limited circumstances; transfer requests to be submitted by fax transmission (see “Limits on Transfers” for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

—	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

—	increased administrative and Fund brokerage expenses; and/or the

—	dilution of the interests of long-term investors

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Limits on Transfers” for more information on the risks of frequent trading.)

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Alllocation Alternatives.

CorpExec VUL II:

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 13.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid
State Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00 % of premiums paid Guaranteed Maximum: 2.00 % of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25
(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

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CorpExec VUL III and CorpExec VUL IV:

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 10.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: None Guaranteed Maximum: 3.00% of premiums paid
State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25
(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

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CorpExec VUL V:

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.00% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid
State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(5) Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25
(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.
(4)	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
(5)	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES(A)
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge(1)	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $90.90 per $1,000 of Net Amount at Risk(2)

Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day applied to Age 100

CorpExec VUL II:

Current: $5.00 ($60.00 annually)

Guaranteed Maximum: $9.00 ($108 annually)

CorpExec VUL III, IV, and V:

Current: $0.00 Policy Year 1, $5.00 thereafter ($60 annually)

Guaranteed Maximum: $9.00 ($108 annually)

Mortality and Expense Risk Charge	Daily Monthly

CorpExec VUL II:

Current: An annual rate of 0.25% of the average daily Accumulation Value

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

CorpExec VUL III and IV:

Current: An annual rate of: 0.25% of the Accumulation Value in Policy Year 1, 0.45% of the Accumulation Value in Policy Years 2-25, and 0.25% of the Accumulation Value thereafter

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

CorpExec VUL V:

Current: An annual Rate of 0.50% of the Accumulation Value in Policy Years 1-10 and 0.25% of the Accumulation Value thereafter

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

Riders Supplementary Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of term insurance benefit.

Guaranteed Minimum: $0.08 per $1,000 of term insurance benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of term insurance benefit.

Level Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of Term Insurance Benefit

Guaranteed Minimum: $0.08 per $1,000 of Term Insurance Benefit

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Term Insurance Benefit

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% Guaranteed Maximum: 6.00%
(A)	Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.
(1)	This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2)	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

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The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2013. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1,2]

	Minimum	Maximum

Total Annual Fund Companies’ Operating Expenses[2]	0.10%	5.12%

(1)    Expressed as a percentage of average net assets for the fiscal year ended December 31, 2013. This information is provided by the Funds and their agents. The information is based on 2013 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

(2)    Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the tables below and in the prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees§	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expenses#
Fidelity® VIP Freedom 2010 — Initial Class	0.00%	0.00%	0.00%	0.55%	0.55%
Fidelity® VIP Freedom 2020 — Initial Class	0.00%	0.00%	0.00%	0.58%	0.58%
Fidelity® VIP Freedom 2030 — Initial Class	0.00%	0.00%	0.00%	0.64%	0.64%
Fidelity® VIP Freedom 2040 — Initial Class	0.00%	0.00%	0.00%	0.66%	0.66%
TOPS™ Aggressive Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.21%	0.66%
TOPS™ Balanced ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Conservative ETF Portfolio — Class 2 Shares (formerly TOPS™ Capital Preservation ETF Portfolio)	0.10%	0.25%	0.10%	0.28%	0.73%
TOPS™ Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.24%	0.69%
TOPS™ Moderate Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Managed Risk Balanced ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.24%	0.89%
TOPS™ Managed Risk Growth ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%
TOPS™ Managed Risk Moderate Growth ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.25%	0.90%
Van Eck VIP Multi-Manager Alternatives Fund – Initial Class	1.73%	0.00%	3.39%	0.00%	5.12%(a)

Please refer to the applicable Fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
MainStay VP Bond — Initial Class	0.49%	0.00%	0.04%	0.53%
MainStay VP Cash Management	0.44%	0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.55%	0.00%	0.04%	0.59%
MainStay VP Convertible — Initial Class	0.60%	0.00%	0.04%	0.64%
MainStay VP Cornerstone Growth — Initial Class	0.67%	0.00%	0.04%	0.71%
MainStay VP DFA / DuPont Capital Emerging Markets Equity — Initial Class	1.20%	0.00%	0.17%	1.37%

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Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%(b)	0.00%	0.04%	0.85%
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.04%	0.64%
MainStay VP Government — Initial Class	0.50%	0.00%	0.04%	0.54%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.03%	0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.03%	0.79%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%(c)	0.00%	0.04%	0.59%
MainStay VP Large Cap Growth – Initial Class	0.74%	0.00%	0.03%	0.77%
MainStay VP Marketfield – Initial Class	1.40%	0.00%	1.30%	2.70%(d)
MainStay VP MFS® Utilities — Initial Class	0.73%	0.00%	0.06%	0.79%
MainStay VP Mid Cap Core — Initial Class	0.85%	0.00%	0.07%	0.92%(e)
MainStay VP S&P 500 Index — Initial Class	0.25%	0.00%	0.03%	0.28%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.04%	0.78%(f)
MainStay VP U.S. Small Cap — Initial Class	0.78%	0.00%	0.05%	0.83%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89%	0.00%	0.04%	0.93%
Alger SMidCap Growth Portfolio — Class I-2 Shares	0.81%(g)	0.00%	0.26%	1.07%
AllianceBernstein® VPS Small/Mid Cap Value Portfolio — Class A	0.75%	0.00%	0.06%	0.81%
American Century VP Inflation Protection Fund — Class II	0.46%	0.25%	0.01%	0.72%
American Century VP Mid Cap Value Fund – Class II class	0.90%	0.25%	0.01%	1.16%
American Century VP Value — Class II	0.87%(h)	0.25%	0.00%	1.12%
American Funds Asset Allocation Fund — Class 2	0.28%	0.25%	0.03%	0.56%
American Funds Global Growth Fund — Class 1	0.52%	0.00%	0.03%	0.55%
American Funds Global Small Capitalization Fund — Class 2	0.70%	0.25%	0.04%	0.99%
American Funds Growth Fund — Class 2	0.33%	0.25%	0.02%	0.60%
American Funds Growth-Income Fund — Class 2	0.27%	0.25%	0.02%	0.54%
American Funds International Fund — Class 2	0.49%	0.25%	0.05%	0.79%
Davis Value Portfolio	0.55%	0.00%	0.07%	0.62%
Delaware VIP® International Value Equity Series — Standard Class	0.85%	0.00%	0.24%	1.09%
Delaware VIP® Small Cap Value Series – Standard Class	0.72%	0.00%	0.08%	0.80%
DFA VA U.S. Targeted Value Portfolio	0.35%	0.00%	0.04%	0.39%
Dreyfus IP Technology Growth Portfolio — Initial Class	0.75%	0.00%	0.10%	0.85%
DWS Global Small Cap VIP — Class A Shares (formerly DWS Global Small Cap Growth VIP)	0.89%	0.00%	0.25%	1.14%(i)
DWS Small Cap Index VIP — Class A Shares	0.35%	0.00%	0.20%	0.55%(j)
DWS Small Mid Cap Value VIP — Class A Shares	0.65%	0.00%	0.17%	0.82%(k)
Fidelity® VIP Contrafund®— Initial Class	0.55%	0.00%	0.09%	0.64%
Fidelity® VIP Equity Income Portfolio — Initial Class	0.45%	0.00%	0.12%	0.57%
Fidelity® VIP Growth — Initial Class	0.55%	0.00%	0.11%	0.66%
Fidelity® VIP Index 500 — Initial Class	0.045%	0.00%	0.055%	0.10%
Fidelity® VIP Investment Grade Bond — Initial Class	0.31%	0.00%	0.11%	0.42%
Fidelity® VIP Mid Cap — Initial Class	0.55%	0.00%	0.09%	0.64%
Fidelity® VIP Money Market — Initial Class	0.17%	0.00%	0.09%	0.26%
Fidelity® VIP Overseas — Initial Class	0.70%	0.00%	0.14%	0.84%
Fidelity® VIP Real Estate Portfolio – Initial Class	0.55%	0.00%	0.14%	0.69%
Fidelity® VIP Value Leaders — Initial Class	0.55%	0.00%	0.38%	0.93%
Fidelity® VIP Value Strategies — Service Class 2	0.55%	0.25%	0.13%	0.93%

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Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
Invesco V.I. American Value Fund — Series I Shares	0.72%	0.00%	0.29%(l)	1.01%
Invesco V.I. Global Real Estate Fund — Series I Shares	0.75%	0.00%	0.35%	1.10%
Invesco V.I. International Growth Fund — Series I	0.71%	0.00%	0.32%(l)	1.03%
Invesco V.I. Mid Cap Core Equity Fund — Series I Shares	0.73%	0.00%	0.34%(l)	1.07%
Janus Aspen Enterprise Portfolio — Institutional Shares	0.64%	0.00%	0.05%	0.69%
Janus Aspen Forty Portfolio — Institutional Shares	0.49%	0.00%	0.06%	0.55%
Janus Aspen Global Research Portfolio — Institutional Class	0.48%	0.00%	0.05%	0.53%
Lazard Retirement International Equity Portfolio – Service Shares	0.75%	0.25%	0.23%	1.23%
Lord Abbett Series—Mid Cap Stock Portfolio	0.75%	0.00%	0.51%	1.26%
LVIP Baron Growth Opportunities Fund — Service Class	1.00%	0.25%	0.06%	1.31%(m)
LVIP SSgA Bond Index Fund – Standard Class	0.40%	0.00%	0.09%	0.49%(n)
LVIP SSgA Developed International 150 Fund – Standard Class	0.33%	0.00%	0.08%	0.41%(o)
LVIP SSgA Emerging Markets 100 Fund – Standard Class	0.34%	0.00%	0.15%	0.49%(p)
LVIP SSgA International Index Fund – Standard Class	0.40%	0.00%	0.11%	0.51%(q)
MFS® Global Tactical Allocation Portfolio — Initial Class	0.70%	0.00%	0.06%	0.76%
MFS® International Value Portfolio — Initial Class	0.90%	0.00%	0.06%	0.96%
MFS® Value Series — Initial Class	0.69%	0.00%	0.04%	0.73%
Neuberger Berman AMT Large Cap Value Portfolio — Class I Shares	0.85%	0.00%	0.29%	1.14%
Oppenheimer Capital Appreciation Fund/VA — Non-Service Shares	0.69%	0.00%	0.12%	0.81%(r)
PIMCO VIT Global Bond Portfolio (Unhedged) — Administrative Class Shares	0.75%	0.15%(§)	0.03%	0.93%
PIMCO VIT High Yield Portfolio — Administrative Class Shares	0.60%	0.15%(§)	0.00%	0.75%
PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class Shares	0.475%	0.15%(§)	0.03%	0.665%
PIMCO VIT Low Duration Portfolio — Administrative Class Shares	0.50%	0.15%(§)	0.00%	0.65%
PIMCO VIT Real Return Portfolio — Administrative Class Shares	0.50%	0.15%(§)	0.05%	0.70%
PIMCO VIT Total Return Portfolio — Administrative Class Shares	0.50%	0.15%(§)	0.00%	0.65%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%	0.09%	1.34%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	0.00%	0.85%
T. Rowe Price Equity Index 500 Portfolio	0.40%	0.00%	0.00%	0.40%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	0.00%	1.05%
T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.70%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	0.00%	0.85%
T. Rowe Price Personal Strategy Balanced Portfolio	0.90%	0.00%	0.13%(s)	1.03%(t)
UIF Emerging Markets Debt Portfolio — Class I	0.75%	0.00%	0.31%	1.06%
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.30%	1.10%
Van Eck VIP Unconstrained Emerging Markets Bond Fund – Initial Class	1.00%	0.00%	0.43%	1.43%(u)
Voya Russell TM Mid Cap Index Portfolio I (formerly ING Russell TM Mid Cap Index Portfolio)	0.30%	0.00%	0.13%	0.43%(v)

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(a)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(b)

The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew

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automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

(c)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55 on assets up to $1billtion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

(d)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of its average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.

(e)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.

(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.

(g)	The Manager has contractually agreed to reimburse expenses through April 30, 2015 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(h)	Effective August 1, 2013, the advisor waived 0.09 percentage points of the fund’s management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors

(i)	Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.99% for Class A and 1.38% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

(j)	Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.47% for Class A and 0.72% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.49% for Class A and 0.74% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

(k)	Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.83% for Class A and 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

(l)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

(m)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund’s average daily net assets; 0.05% on the next $250 million of the Fund’s average daily net assets; and 0.10% in excess of $500 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

(n)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund’s average daily net assets; 0.12% on the next $1.5 billion of the Fund’s average daily net assets and 0.15% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

(o)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.35% on the first $100 million of the Fund’s average daily net assets and 0.43% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

(p)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.69% on the first $100 million of the Fund’s average daily net assets and 0.76% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

(q)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

(r)	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

(s)	Includes Fee Waiver of 0.13%.

(t)	T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

(u)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(v)	ING Investments, LLC is contractually obligated to limit expenses to 0.43% through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement.

15

DEFINITIONS

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 100 Investment Divisions of the Separate Account and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time, but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value: The Cash Value of the policy plus the value of the Deferred Premium Load Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An Internal Revenue Service (“IRS”) test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Deferred Premium Load Account: An account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

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IRC: Internal Revenue Code of 1986, as amended.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day (CorpExec VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Monthly Deduction Day (CorpExec VUL III/IV/V): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your beneficiary when We receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any benefits provided under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and charges.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include a term rider, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the sales expense charge that is based on the Face Amount of the policy or the Target Face Amount if a term rider is elected.

Term Insurance Benefit: The dollar amount of life insurance under a term rider as selected by the policyowner at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

We, Us, Our or NYLIAC: New York Life Insurance and Annuity Corporation

17

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

CorpExec VUL is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996, and/or the Fixed Account. CorpExec VUL offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load (“DPL”) Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy’s free look provision.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital

18

gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 114 Investment Divisions and 100 are available under the policy. Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. (Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically We reserve the right to:

—	add or remove any Investment Division;

—	create new separate accounts;

—	combine the Separate Account with one or more other separate accounts;

—	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

—	deregister the Separate Account under the 1940 Act;

—	manage the Separate Account under the direction of a committee or discharge such committee at any time;

—	transfer the assets of the Separate Account to one or more other separate accounts;

—	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

—	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CorpExec VUL IV Only:

We also offer an enhanced current Fixed Account interest crediting rate for plans where the aggregate premium allocated to the Fixed Account for policies owned under such a plan is $5,000,000 or more on the

19

plan issue date. Policies will also qualify for this enhancement if, on the plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

The qualification date for each policy under the plan for the enhanced current Fixed Account interest crediting rate is the plan anniversary date. Some policy anniversary dates may differ from the plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years 2-5	0.35%
Policy Years 6-8	0.65%
Policy Years 9-10	0.60%
Policy Year 11	0.40%
Policy Years 12-13	0.20%
Policy Years 14-15	0.10%

CorpExec VUL V Only:

For plans with assets allocated to the Fixed Account, We offer an enhanced current Fixed Account interest crediting rate.

The current Fixed Account crediting rate is increased by the following rates:

Policy Years 2-5	0.35%
Policy Years 6-8	0.65%
Policy Year 9-10	0.60%
Policy Years 11	0.40%
Policy Years 12-13	0.20%
Policy Years 14-15	0.10%

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at Service Office noted on the first page of this prospectus.

All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed requests may be acceptable for a limited number of policy transactions.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

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The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses found at the end of this prospectus. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investment Management LLC (“New York Life Investments”) Subadvisor: New York Life Investors LLC (“NYLI”)	• Seeks total return.
MainStay VP Cash Management	New York Life Investments Subadvisor: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP Common Stock—Initial Class	Subadvisor: Cornerstone Capital Management Holdings LLC (“CCM”)	• Seeks long-term growth of capital.
MainStay VP Convertible—Initial Class	Subadviser: MacKay Shields LLC (“MacKay”)*	• Seeks capital appreciation together with current income.
MainStay VP Cornerstone Growth —Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.
MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	• Seeks long-term capital appreciation.
MainStay VP Eagle Small Cap Growth—Initial Class	Subadvisor: Eagle Asset Management Inc.	• Seeks long-term capital appreciation.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadvisor: NYLI	• Seeks high current income.
MainStay VP Government—Initial Class	Subadvisor: MacKay*	• Seeks current income.
MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay*	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	• Seeks total return.
MainStay VP International Equity—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.
MainStay VP Janus Balanced–Initial Class	Subadvisor: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP Large Cap Growth—Initial Class	Subadvisor: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.
Mainstay VP Marketfield Portfolio – Initial Class	Subadvisor: Marketfield Asset Management LLC	• Seeks capital appreciation.
MainStay VP MFS Utilities—Initial Class	Subadvisor: Massachusetts Financial Services Company	• Seeks total return.
MainStay VP Mid Cap Core—Initial Class	Subadvisor: CCM	• Seeks long-term growth of capital.
MainStay VP S&P 500 Index—Initial Class	Subadvisor: CCM	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	• Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
MainStay VP U.S. Small Cap—Initial Class	Subadvisor: Epoch Investment Partners, Inc.	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.
MainStay VP Van Eck Global Hard Assets—Initial Class	Subadvisor: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	• The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Invesco V.I. Global Real Estate Fund—Series I Shares	Subadviser: Invesco Asset Management Limited	• The fund’s investment objective is total return through growth of capital and current income.
Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	• The fund’s investment objective is long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Invesco Advisers, Inc.	• The fund’s investment objective is long-term growth of capital.
The Alger Portfolios Alger SMidCap Growth Portfolio—Class I-2 Shares	Fred Alger Management, Inc.	• Seeks long-term capital appreciation by focusing on smallcap or midcap companies that the Manager believes demonstrate promising growth potential.
AllianceBernstein® Variable Products Series Fund, Inc. AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein L.P.	• Seeks long-term growth of capital.
American Century Variable Portfolios, Inc. American Century VP Inflation Protection —Class II Shares	American Century Investment Management, Inc.	• Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century VP Mid Cap Value Fund – Class II	American Century Investment Management, Inc.	• Seeks long-term capital growth.
American Century VP Value—Class II Shares	American Century Investment Management, Inc.	• Seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series® American Funds Asset Allocation Fund— Class 2	Capital Research and Management Company (“CRMC”)	• High total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds Global Growth Fund—Class 1	Capital Research and Management Company (“CRMC”)	• Long-term growth of capital.
American Funds Global Small Capitalization Fund—Class 2	Capital Research and Management Company (“CRMC”)	• Long-term growth of capital.
American Funds Growth Fund—Class 2	Capital Research and Management Company (“CRMC”)	• Growth of capital.
American Funds Growth-Income Fund—Class 2	Capital Research and Management Company (“CRMC”)	• Long-term growth of capital and income.
American Funds International Fund—Class 2	Capital Research and Management Company (“CRMC”)	• Long-term growth of capital.
Davis Variable Account Fund, Inc. Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	• Seeks long-term growth of capital.
Delaware VIP® Trust Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	• Seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.
DFA Investment Dimensions Group Inc. DFA VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP	• Seeks long-term capital appreciation.
Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Class	The Dreyfus Corporation	• The portfolio seeks capital appreciation.
DWS Investments VIT Funds DWS Small Cap Index VIP—Class A Shares	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	• The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
DWS Variable Series I DWS Global Small Cap VIP—Class A Shares (formerly DWS Global Small Cap Growth VIP)	Deutsche Investment Management Americas Inc.	• The fund seeks above-average capital appreciation over the long term.
DWS Variable Series II: DWS Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.	• The fund seeks long-term capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.
Fidelity® VIP Equity Income Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers

• Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Growth Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks to achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio—Initial Class	Subadvisers: FMRC and Geode Capital Management, LLC	• Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Subadvisers: FMRC and Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	• Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid-Cap Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Money Market Portfolio—Initial Class	Subadvisers: FIMM and other investment advisers	• Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Overseas Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Real Estate Portfolio – Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks above-average income and long-term capital growth, consistent with reasonable investment risk.
Fidelity® VIP Value Leaders Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Value Strategies Portfolio—Service Class 2	Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® Variable Insurance Products Freedom Funds Fidelity® VIP Freedom 2010 Portfolio—Initial Class	Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Strategic Advisers, Inc.	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Janus Aspen Series Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.
Janus Aspen Global Research Portfolio—Institutional Class	Janus Capital Management LLC	• Seeks long-term growth of capital.
Lazard Retirement Series Lazard Retirement International Equity Portfolio – Service Class	Lazard Asset Management LLC	• Seeks long-term capital appreciation.
Lincoln Variable Insurance Products Trust LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadvisor—BAMCO, Inc.	• Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.
LVIP SSgA Bond Index Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	• Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
LVIP SSgA Developed International 150 Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	• Seeks to maximize long-term capital appreciation.
LVIP SSgA Emerging Markets 100 Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	• Seeks to maximize long-term capital appreciation.
LVIP SSgA International Index Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.
Lord Abbett Series Fund, Inc. Lord Abbett Series—Mid Cap Stock Portfolio	Lord, Abbett & Co. LLC (“Lord Abbett”)	• Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
MFS® Variable Insurance Trust: MFS® Value Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.
MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	• Seeks total return.
MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
Neuberger Berman Advisers Management Trust Neuberger Berman AMT Large Cap Value—Class I	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	• The Fund seeks long-term growth of capital.
Northern Lights Variable Trust TOPS™ Aggressive Growth ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	• Seeks capital appreciation.
TOPS™ Balanced ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	• Seeks income and capital appreciation.
TOPS™ Conservative ETF Portfolio – Class 2 Shares (formerly TOPS™ Capital Preservation ETF Portfolio)	ValMark Advisers, Inc.	• Seeks to preserve capital and provide moderate income and moderate capital appreciation.
TOPS™ Growth ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	• Seeks capital appreciation.
TOPS™ Moderate Growth ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	• Seeks capital appreciation.
TOPS™ Managed Risk Balanced ETF Portfolio – Class 2 Shares	Subadviser: Milliman, Inc.	• Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS™ Managed Risk Growth ETF Portfolio – Class 2 Shares	Subadviser: Milliman, Inc.	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS™ Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	Subadviser: Milliman, Inc.	• Seeks capital appreciation with less volatility than the equity markets as a whole.
Oppenheimer Variable Account Funds Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	Oppenheimer Funds, Inc.	• The Fund seeks capital appreciation by investing in securities of well-known established companies.
PIMCO Variable Insurance Trust: PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO High Yield Portfolio—Administrative Class Shares	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Low Duration Portfolio—Administrative Class Shares	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
PIMCO Real Return Portfolio—Administrative Class Shares	PIMCO	• The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO Total Return Portfolio—Administrative Class Shares	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	• Seeks long-term growth of capital.
T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	• Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price Associates, Inc.	• Seeks to match the performance of the Standard & Poor’s 500 Stock Index®.
T. Rowe Price New America Growth Portfolio	T. Rowe Price Associates, Inc.	• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Associates, Inc.	• Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.
T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	• Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	• Seeks a high level of income consistent with moderate fluctuations in principal value.
The Universal Institutional Funds, Inc.: UIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc.	• Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

• Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck VIP Trust Van Eck VIP Multi-Manager Alternatives Fund

Van Eck Associates Corporation

Subadvisers: Coe Capital Management, LLC; Dix Hills Partners, LLC; Horizon Asset Management LLC, Millrace Asset Group, Inc., RiverPark Advisors, LLC, SW Asset Management, LLC and Tiburon Capital Management, LLC

• Seeks to achieve consistent absolute (positive) returns in various market cycles.
Van Eck VIP Unconstrained Emerging Markets Bond Fund	Van Eck Associates Corporation	• Seeks high total return–income plus capital appreciation–by investing globally, primarily in a variety of debt securities.
Voya Variable Portfolios, Inc. Voya Russell TM Mid Cap Index Portfolio I (formerly ING Russell TM Mid Cap Index Portfolio)	Voya Investments, LLC	• Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

(*) MacKay is an affiliate of NYLIAC.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

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The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

INVESTMENT RETURN

The investment return of a policy is based on:

—	the number of Accumulation Units held in each Investment Division for the policy;

—	the investment experience of each Investment Division as measured by its actual net rate of return;

—	the amount in and the interest rate credited on amounts held in the Fixed Account, if any; and

—	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, any dividend or capital gains distributions declared by the Fund, and the policy’s Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Eligible Portfolios may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charges, sales expense charges, state and federal premium tax charges, cost of insurance charges, Mortality and Expense Risk charges and rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

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VOTING

We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

CorpExec VUL II:

Current— The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, We currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, We currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

CorpExec VUL III and IV:

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Current— The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a sales expense charge from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a sales expense charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year.

CorpExec VUL V:

Current— The sales expense charge is deducted as follows: (1) During the First Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached, We currently deduct a sales expense charge of 1.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

CorpExec VUL II, III, IV and V:

Guaranteed maximum—

During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 14.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge for more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 10.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected a term rider, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Face Amount or Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.50% (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back”, and the rate may not be changed for the life of the policy. The amount

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We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions.

CorpExec VUL II:

We currently deduct 2.00% of each premium payment you make.

CorpExec VUL III and IV:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

CorpExec VUL V:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

CorpExec VUL II, III and IV:

We deduct 1.25% of each premium payment you make.

CorpExec VUL V:

During the first seven Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) for CorpExec VUL II policies and a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) and a Mortality and Expense Risk charge for CEVUL III-V policies. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in proportion to the policy’s Cash Value in each.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

CorpExec VUL II:

The monthly charge is currently equal to $5.00 ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CorpExec VUL III, IV and V:

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

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If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b-c)

Where: a = the applicable cost of insurance rate per $1,000 of insurance

b =	the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and for

CorpExec VUL II:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

CorpExec VUL III, IV and V:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

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MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

Current—We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the average daily Accumulation Value.

CorpExec VUL III and IV:

Current— We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 through 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL V:

Current— We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years 1 through 10, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL II, III, IV and V:

Guaranteed Maximum—

We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies will, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

Partial Withdrawal Charge— When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

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HOW THE POLICY WORKS

CorpExec VUL II:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual effective investment return of 4.86% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	962.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,810 .00
less:	Monthly contract charge (5.00 per month)	60.00
less:	Charges for cost of insurance (varies monthly)	634.86
plus:	Net investment performance (varies daily)	264.21

equals:	Cash Value	$5,379.35
plus:	Deferred Premium Load Account	1,190.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$6,569.35

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

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CorpExec VUL III:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.12 for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	752.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$6,020.00
less:	Mortality and Expense Risk charge (varies monthly)	15.09
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	253.80
plus:	Net investment performance (varies daily)	300.82

equals:	Cash Value	$6,051.93
plus:	Deferred Premium Load Account	980.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,031.93

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

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CorpExec VUL IV:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.12% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	752.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$6,020.00
less:	Mortality and Expense Risk charge (varies monthly)	15.09
less:	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	253.79
plus:	Net investment performance (varies daily)	300.82

equals:	Cash Value	$6,051.94
plus:	Deferred Premium Load Account	1,078.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,129.94

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

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CorExec VUL V:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.12% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	980.00
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,792.50
less:	Mortality and Expense Risk charge (varies monthly)	28.98
less:	Charges for Cost of Insurance (varies monthly)	253.79
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
plus:	Net investment performance (varies daily)	288.79

equals:	Cash Value	$5,798.52
plus:	Deferred Premium Load Account	1,328.25

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,126.77

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

Policyowner: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

—	increase/decrease the Face Amount

—	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

—	terminate riders

—	change the Beneficiary(ies);

—	change investment allocations; and/or

—	take a loan against or take a partial withdrawal from the value of the policy

—	The current Policyowner has the right to transfer ownership to another party/entity. The person having

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the right to transfer the ownership of the policy must do so by using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent to the Service Office noted on the first page of this prospectus. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

—	Insured: This individual’s personal information determines the cost of the life insurance coverage. The Policyowner also may be the Insured.

—	Beneficiary: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies in Our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the Beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a Allocation Alternatives, including 100 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If Our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

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CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

—	the amount and frequency of premium payments;

—	the investment experience of the Investment Divisions you choose;

—	the interest credited on the amount in the Fixed Account;

—	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

—	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

The balance of your premium payment after We deduct a sales expense charge, a state premium tax charge and a federal premium tax charge is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 101 Allocation Alternatives. Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

CorpExec VUL II:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b) - c

Where: a = the sum of:

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(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

c =	the Mortality and Expense Risk charge. This charge is deducted on a daily basis. It is currently equal to an annual rate of 0.25% of the average daily Accumulation Value of each Investment Division’s assets.

CorpExec VUL III, IV and V:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges We have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

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TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

In each Policy Year, the Policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

—	Maximum Transfer— The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy (on a date you indicate in the application,) Year’s transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate on the application), or another date you request We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

—	Minimum Transfer—The minimum amount that may be transferred is $500, unless We agree otherwise.

—	Minimum Remaining Value—The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfer requests must be made in writing on a form We have approved and submitted to the Service Office noted on the first page of this prospectus. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office noted on the first page of this prospectus. We may permit, in certain limited circumstances, for a limited category of policies, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this

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prospectus. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

—	We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

—	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

—	Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

—	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

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(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on Our standards and limits for issuing insurance and classifying risks. An additional “Term Insurance Benefit” is provided by a rider and is subject to the terms of both the policy and the rider. The Policyowner may select either the Supplementary Term Rider (“STR”) or the Level Term Rider (“LTR”), but not both riders. Also, the STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information). If desired, the riders must have been elected at the time the policy application was completed. Unlike the STR (which adjusts to maintain a targeted life insurance benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

Supplementary Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

—	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

—	Option 2— The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

—	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

—	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

—	Convert this rider to increase the Face Amount of the policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The Policyowner may request changes to the policy under this rider if:

(a)	the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

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(b)	the Term Insurance Benefit does not exceed 10 times the policy’s Life Insurance Benefit. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

(a)	the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b)	the policy anniversary on which the Insured is or would have been 100, as required by law,

(c)	the date the rider is fully converted, or

(d)	the date the policy ends or is surrendered.

Level Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit of this rider is the amount specified in the application and is shown on the Policy Data Page.

Within certain limits, the Policyowner may:

—	Increase or decrease the Term Insurance Benefit of the rider; and/or

—	Convert this rider to increase the Face Amount of Policyowner’s base policy.

If this rider is in effect, the Policyowner may request changes to the policy if:

(a)	The total of the Term Insurance Benefit of this rider and the Face Amount of the policy is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

(b)	The Face Amount of the rider does not exceed 10 times the policy’s Life Insurance Benefit. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit of the rider or decreasing the policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

(a)	the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b)	the policy anniversary on which the Insured is or would have been 100, as required by law,

(c)	the date the rider is fully converted, or

(d)	the date the policy ends or is surrendered.

Term Rider vs. Base Policy Coverage

You should consider a number of factors when deciding whether to purchase life insurance benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial life insurance benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider may have. See “Deductions From Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

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Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under a term rider. In general, these rates are lower for life insurance benefit coverage provided under a term rider than coverage under the policy for the first six Policy Years. Usually, beginning in Policy Year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your Registered Representative to review your various options.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Service Office noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

—	the dollar amount you want to have transferred (minimum transfer $100);

—	the Investment Division you want to transfer money from;

—	the Investment Division(s) and/or Fixed Account you want to transfer money to;

—	the date on which you want the transfers to be made, within limits; and

—	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request at the Service Office address noted on the first page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

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To cancel the Dollar Cost Averaging option, We must receive a written request, in a form acceptable to Us, and sent to the Service Office address noted on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the Automatic Asset Reallocation (“AAR”) feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in a form acceptable to Us to the Service Office noted on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in a form acceptable to Us at the Service Office noted on the first page of this prospectus. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, the Policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured that We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange to Us at the Service Office noted on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at the Service Office noted on the first page of this prospectus, or such other location that We indicate to the Policyowner in writing and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect, the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because We have discontinued sales of this policy, you may not exchange another policy for one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on

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your old policy. Other charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent to the Service Office noted on the first page of this prospectus by check or wire transfer. You selected a premium payment schedule in the application and these amounts, along with the amount of the first premium, are designated as the Planned Premium. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent to the Service Office noted on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

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TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received at the Service Office noted on the first page of this prospectus, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to the Service Office noted on the first page of the prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to Us.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions or the Fixed Account according to the instructions on your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

When We receive a premium payment, We deduct the sales expense charge and the state and federal premium tax charges that apply. The balance of the premium is called the “Net Premium.” We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

If you elect the Guideline Premium Test (“GPT”) to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office noted on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

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POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus.

A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in a form acceptable to Us at the Service Office noted on the first page of this prospectus. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Target Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in the Face Amount (or for policyowners who have elected to include a term rider, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2) any additional death benefits available under the term riders you have chosen;

less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4) any outstanding policy charges;

plus 5) any interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be 3% per year, and will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the Life Insurance Benefit proceeds by any

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Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designation, including addresses, if and as they change. Please contact us at 1 (888) 695-4748 or send written notice to NYLIAC at the address listed on the first page of this prospectus (or any other address we indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

—	You name the Beneficiary when you apply for the policy.

—	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

—	To change a revocable Beneficiary while the Insured is living, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments We made or actions We have already taken.

—	If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements at the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing).

—	We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

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(b) the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

—	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

—	We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

—	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

—	If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, Policy Proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We will pay interest on Policy Proceeds from the date the Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

Payment Options

We will pay the Policy Proceeds in one sum unless the Beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law.

—	Interest Accumulation Option (Option 1 A)

Under this option, the portion of the Policy Proceeds the Beneficiary chooses to keep with Us will earn interest each year. The Beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

—	Interest Payment Option (Option 1 B)

Under this option, We will pay interest on all or part of the Policy Proceeds you choose to keep with Us. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with Us.

—	Life Income Option (Option 2)

Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table “a” with Projection Scale G and with interest compounded each year at 3%.

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If you make a written request to the Service Office, in a form acceptable to Us, at the address noted on the first page of this prospectus, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee’s age at that time, as follows:

2013-2016	2017-2026	2027-2036	2037 and later
0	–1	–2	–3

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing to the Service Office and We agree.

If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in Our General Account.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death at the Service Office noted on the first page of this prospectus, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. All or part of the Policy Proceeds can be paid in cash or applied under one or more of Our payment options described under “Policy Payment Information—When We Pay Policy Proceeds—Payment Options.”

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by a term rider is added to the amount of the Life Insurance Benefit. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid or a payment option becomes effective. We set the interest rate each year. This rate will be

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at least 3% per year, and will not be less than that required by law. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test (“GPT”) and a cash value corridor test or (2) a Cash Value Accumulation Test (“CVAT”). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the GPT Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	288%	288%

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(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$144,000	$115,200
(5) Life Insurance Benefit = Greater of (1) and (4)	$144,000	$115,200

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However, changes to Life Insurance Benefit Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing).

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request, in a form acceptable to Us, containing the information We need, sent to Our Service Office noted on the first page of this prospectus. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request, in a form acceptable to Us, to our Service Office noted on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that, we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount , Target Face Amount, or Term Insurance Benefit provided by a rider, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of the Insured for two years from the date of reinstatement.

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SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law, and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the Policyowner increased the Face Amount, Target Face Amount or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to such an increase, the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Bemefit became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment at the Service Office noted on the first page of this prospectus or any other address we indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and/or the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in a form acceptable to Us at the Service Office noted on the first page of this prospectus.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as

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shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, no adjustment will be made to the Face Amount.

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, and (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in a form acceptable to Us at the Service Office noted on the first page of this prospectus.

A partial withdrawal may result in taxable income to you and a 10% penalty may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

The Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon surrender, you will receive the full Cash Surrender Value, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request, in a form acceptable to Us, at the Service Office noted on the first page of this prospectus, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at the Service Office.

You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

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CorpExec VUL II:

The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year.

The Deferred Premium Load Account value on each Monthly Deduction Day on and or after the first policy anniversary will be equal to (a) multiplied by (b), where:

(a)	is the cumulative sales expense charge and state and federal premium tax charges; and

(b)	is (i) divided by (ii), where:

(i)	is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

(ii)	72.

The value of the Deferred Premium Load Account is zero on or after the 7th policy anniversary or upon termination of the policy.

CorpExec VUL III:

The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

(a)	is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b)	is the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

(c)	is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

The value of the Deferred Premium Load Account is zero on or after the 8th policy anniversary or upon termination of the policy.

CorpExec VUL IV:

We will credit interest on any amount placed in the Deferred Premium Load Account as of the Business Day We receive it. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on each policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	11.1%	Policy Anniversary 6	25.0%
Policy Anniversary 2	12.5%	Policy Anniversary 7	33.3%
Policy Anniversary 3	14.3%	Policy Anniversary 8	50.0%
Policy Anniversary 4	16.7%	Policy Anniversary 9	100.00%
Policy Anniversary 5	20.0%

The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a)	is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b)	is the amount amortized;

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(c)	is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	88.9%
Policy Year 3	87.5%
Policy Year 4	85.7%
Policy Year 5	83.3%

Policy Year 6	80.0%
Policy Year 7	75.0%
Policy Year 8	66.7%
Policy Year 9	50.0%

and (d) is the interest credited for the prior month.

The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

The value of the Deferred Premium Load Account is zero on or after the 9th policy anniversary or upon termination of the policy.

CorpExec VUL V:

We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on each policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	9.5%
Policy Anniversary 2	10.0%
Policy Anniversary 3	10.5%
Policy Anniversary 4	12.0%
Policy Anniversary 5	17.0%

Policy Anniversary 6	20.0%
Policy Anniversary 7	23.0%
Policy Anniversary 8	24.0%
Policy Anniversary 9	25.0%
Policy Anniversary 10	100.0%

The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	90.5%
Policy Year 3	90.0%
Policy Year 4	89.5%
Policy Year 5	88.0%
Policy Year 6	83.0%

Policy Year 7	80.0%
Policy Year 8	77.0%
Policy Year 9	76.0%
Policy Year 10	75.0%

and (d) is the interest credited for the prior month.

The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

The value of the Deferred Premium Load Account is zero on or after the 10th policy anniversary or upon termination of the policy.

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REQUESTING A SURRENDER

To surrender the policy, you must send a written request in a form acceptable to Us and the policy to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

Using the policy as sole security, you may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of an amount equal to your policy’s Cash Surrender Value. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) the loan interest to the next policy anniversary; plus (3) any Policy Debt; minus (4) the amount in the Loan Account before these transfers. The effective date of the loan is the Business Day We receive your loan request in a form acceptable to Us at the Service Office noted on the first page of this prospectus, if We receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M. EST. Requests received after the New York Stock Exchange closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine, which will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Data Page, and (2) the effective annual loan rate less 2%. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We

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charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by Us will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at his or her last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See, “TERMINATION AND REINSTATEMENT—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned Amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

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In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to Us to the Service Office noted on the first page of this prospectus within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us at the Service Office noted on the first page of this prospectus.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

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The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to

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exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2014), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the

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policyowner), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

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For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the Insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less surrender charges and any uncollected additional contract charges (including surrender charges), exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were which were finalized in 2013.You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to

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any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value or, if applicable the Alternative Cash Surrender Value, is more than the Cumulative Premium Amount you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the Policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Policy Proceeds received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each Policyowner or Beneficiary. You

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should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 10.25% for Policy Years 5-7, and 1.5% for Policy Years 8-10. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

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The total commissions paid during the fiscal years ended December 31, 2013, 2012 and 2011 were $457,442, $1,019,751, and $1,828,139, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive service fees and/or compensation based on a percentage of a policy’s Cash Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information (“SAI”) for additional information on distribution and compensation arrangements. The SAI is posted on Our website, www.newyorklife.com. For a paper copy of the SAI, call (888) 695-4748 or write to the Service Office noted on the first page of this prospectus.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value, ( and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

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FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2013, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your policy.

California:

Free Look. Within 20 days after delivery (30 days if you are 60 or more and you, not your employer, own the policy), you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy’s Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

Free Look. Within 10 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

Oklahoma:

Free Look. Within 20 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

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APPENDIX A ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a policy issued to a male with nonsmoker, guaranteed issue underwriting class and an issue age of 45 with a planned annual premium of $7,000 for 20 years, an initial Face Amount of $400,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value, Cash Surrender Value, and, if applicable, Alternative Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the Policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charge is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charge is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

For CorpExec VUL II, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% (on a current basis) of the average daily Accumulation Value.

For CorpExec VUL III and CorpExec VUL IV, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and 0.25% in years 26+ (on a current basis) of the Accumulation Value.

For CorpExec VUL V, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.50% in years 1-10, and 0.25% thereafter (on a current basis) of the Accumulation Value.

Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the average daily Accumulation Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.83% of the average daily net assets of the funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -1.07%, 4.86%, and 8.81% for CorpExec VUL II Table 1, -1.71%, 4.18%, and 8.11% for CorpExec VUL II Table 2, and -0.82%, 5.12%, and 9.09% for CorpExec VUL III, CorpExec VUL IV, and CorpExec VUL V for Tables 1 and 2.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

CORPEXEC VUL II

TABLE 1

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,056	5,379	5,594	6,246	6,569	6,784
2	400,000	400,000	400,000	10,275	11,253	11,925	12,025	13,003	13,675
3	400,000	400,000	400,000	15,384	17,359	18,761	17,391	19,366	20,767
4	400,000	400,000	400,000	20,354	23,678	26,115	22,314	25,638	28,075
5	400,000	400,000	400,000	25,201	30,236	34,051	26,811	31,846	35,661
6	400,000	400,000	400,000	29,892	37,013	42,590	30,848	37,970	43,547
7	400,000	400,000	400,000	34,360	43,953	51,721	34,360	43,953	51,721
8	400,000	400,000	400,000	39,031	51,518	61,974	39,031	51,518	61,974
9	400,000	400,000	400,000	43,567	59,382	73,075	43,567	59,382	73,075
10	400,000	400,000	400,000	48,003	67,594	85,138	48,003	67,594	85,138
15	400,000	400,000	400,000	66,314	112,333	161,382	66,314	112,333	161,382
20	400,000	400,000	466,299	75,439	162,798	274,293	75,439	162,798	274,293
25	400,000	400,000	602,913	41,306	183,262	396,653	41,306	183,262	396,653
30		400,000	784,573		198,551	568,531		198,551	568,531
35		400,000	1,029,181		197,846	804,048		197,846	804,048
40		400,000	1,348,773		154,933	1,123,978		154,933	1,123,978
45			1,760,474			1,544,275			1,544,275
50			2,218,141			2,034,992			2,034,992
55			2,771,204			2,716,866			2,716,866

Assuming a Fund fee average of 0.83%:

0% gross = –1.07% net

6% gross = 4.86% net

10% gross = 8.81% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL II

TABLE 2

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,812	4,094	4,283	5,020	5,302	5,490
2	400,000	400,000	400,000	7,717	8,533	9,096	9,496	10,312	10,875
3	400,000	400,000	400,000	11,438	13,040	14,183	13,480	15,082	16,225
4	400,000	400,000	400,000	14,934	17,575	19,523	16,929	19,570	21,518
5	400,000	400,000	400,000	18,208	22,141	25,141	19,847	23,780	26,780
6	400,000	400,000	400,000	21,263	26,742	31,065	22,238	27,716	32,039
7	400,000	400,000	400,000	24,058	31,336	37,280	24,058	31,336	37,280
8	400,000	400,000	400,000	26,904	36,253	44,157	26,904	36,253	44,157
9	400,000	400,000	400,000	29,460	41,154	51,391	29,460	41,154	51,391
10	400,000	400,000	400,000	31,689	46,001	58,980	31,689	46,001	58,980
15	400,000	400,000	400,000	37,187	68,670	103,119	37,187	68,670	103,119
20	400,000	400,000	400,000	30,091	85,705	161,025	30,091	85,705	161,025
25		400,000	400,000		47,975	195,495		47,975	195,495
30			400,000			232,679			232,679
35			400,000			270,887			270,887
40			400,000			318,267			318,267
45			452,612			397,028			397,028
50			545,394			500,361			500,361
55			645,660			633,000			633,000

Assuming a Fund fee average of 0.83%:

0% gross = –1.71% net

6% gross = 4.18% net

10% gross = 8.11% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL III

TABLE 1

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,703	6,052	6,285	6,683	7,032	7,265
2	400,000	400,000	400,000	11,579	12,649	13,386	12,959	14,029	14,766
3	400,000	400,000	400,000	17,244	19,414	20,958	18,919	21,089	22,633
4	400,000	400,000	400,000	22,675	26,328	29,013	24,519	28,172	30,857
5	400,000	400,000	400,000	27,961	33,490	37,690	29,817	35,346	39,546
6	400,000	400,000	400,000	33,185	40,996	47,130	34,795	42,607	48,741
7	400,000	400,000	400,000	38,261	48,776	57,311	39,346	49,862	58,397
8	400,000	400,000	400,000	43,397	57,062	68,528	43,397	57,062	68,528
9	400,000	400,000	400,000	48,404	65,678	80,665	48,404	65,678	80,665
10	400,000	400,000	400,000	53,241	74,604	93,770	53,241	74,604	93,770
15	400,000	400,000	400,000	75,061	124,700	177,557	75,061	124,700	177,557
20	400,000	400,000	514,875	92,167	185,508	302,867	92,167	185,508	302,867
25	400,000	400,000	674,130	70,068	221,100	443,506	70,068	221,100	443,506
30	400,000	400,000	900,765	38,105	265,400	652,728	38,105	265,400	652,728
35	0	410,513	1,224,275	0	320,713	956,465	0	320,713	956,465
40	0	465,894	1,673,378	0	388,245	1,394,482	0	388,245	1,394,482
45	0	533,432	2,307,354	0	467,923	2,023,994	0	467,923	2,023,994
50	0	612,561	3,190,693	0	561,982	2,927,241	0	561,982	2,927,241

Assuming a fund fee average of 0.83%

0% gross = -0.82% net

6% gross = 5.12% net

10% gross = 9.09% net

(1)	Assumes that no policy loan or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL III

TABLE 2

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION: 1

CASH VALUE ACCUMULATION TEST

GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,811	4,093	4,281	5,018	5,300	5,489
2	400,000	400,000	400,000	7,715	8,529	9,093	9,545	10,360	10,923
3	400,000	400,000	400,000	11,436	13,036	14,180	13,733	15,334	16,478
4	400,000	400,000	400,000	14,933	17,572	19,521	17,513	20,152	22,102
5	400,000	400,000	400,000	18,211	22,142	25,145	20,843	24,773	27,776
6	400,000	400,000	400,000	21,275	26,750	31,078	23,647	29,123	33,451
7	400,000	400,000	400,000	24,082	31,356	37,307	25,732	33,006	38,957
8	400,000	400,000	400,000	26,933	36,280	44,194	26,933	36,280	44,194
9	400,000	400,000	400,000	29,486	41,178	51,429	29,486	41,178	51,429
10	400,000	400,000	400,000	31,713	46,022	59,020	31,713	46,022	59,020
15	400,000	400,000	400,000	37,193	68,668	103,168	37,193	68,668	103,168
20	400,000	400,000	400,000	30,070	85,658	161,085	30,070	85,658	161,085
25	0	400,000	400,000	0	47,843	195,561	0	47,843	195,561
30	0	0	400,000	0	0	232,732	0	0	232,732
35	0	0	400,000	0	0	270,861	0	0	270,861
40	0	0	400,000	0	0	317,921	0	0	317,921
45	0	0	451,778	0	0	396,297	0	0	396,297
50	0	0	544,443	0	0	499,489	0	0	499,489

Assuming a fund fee average of 0.83%

0% gross = -0.82% net

6% gross = 5.12% net

10% gross = 9.09% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL IV

TABLE 1

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,703	6,052	6,285	6,781	7,130	7,363
2	400,000	400,000	400,000	11,579	12,649	13,386	13,249	14,319	15,057
3	400,000	400,000	400,000	17,245	19,414	20,958	19,459	21,628	23,172
4	400,000	400,000	400,000	22,676	26,329	29,015	25,357	29,010	31,696
5	400,000	400,000	400,000	27,964	33,493	37,693	30,997	36,526	40,726
6	400,000	400,000	400,000	33,189	41,001	47,135	36,352	44,164	50,298
7	400,000	400,000	400,000	38,269	48,785	57,320	41,340	51,856	60,391
8	400,000	400,000	400,000	43,409	57,075	68,542	45,919	59,585	71,052
9	400,000	400,000	400,000	48,420	65,696	80,685	49,993	67,269	82,258
10	400,000	400,000	400,000	53,256	74,623	93,791	53,256	74,623	93,791
15	400,000	400,000	400,000	75,076	124,724	177,591	75,076	124,724	177,591
20	400,000	400,000	514,959	92,182	185,540	302,917	92,182	185,540	302,917
25	400,000	400,000	674,240	70,083	221,142	443,579	70,083	221,142	443,579
30	400,000	400,000	900,913	38,120	265,458	652,835	38,120	265,458	652,835
35		410,618	1,224,476		320,795	956,622		320,795	956,622
40		466,012	1,673,653		388,344	1,394,711		388,344	1,394,711
45		533,568	2,307,733		468,042	2,024,327		468,042	2,024,327
50		612,717	3,191,217		562,126	2,927,722		562,126	2,927,722
55		701,862	4,401,719		688,100	4,315,411		688,100	4,315,411

Assuming a Fund fee average of 0.83%:

0% gross = –0.82% net

6% gross = 5.12% net

10% gross = 9.09% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL IV

TABLE 2

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEXT

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,811	4,093	4,281	5,018	5,300	5,489
2	400,000	400,000	400,000	7,714	8,529	9,093	9,612	10,427	10,991
3	400,000	400,000	400,000	11,435	13,035	14,179	13,907	15,508	16,652
4	400,000	400,000	400,000	14,932	17,571	19,521	17,846	20,485	22,435
5	400,000	400,000	400,000	18,212	22,142	25,145	21,412	25,342	28,345
6	400,000	400,000	400,000	21,278	26,754	31,081	24,580	30,055	34,383
7	400,000	400,000	400,000	24,091	31,365	37,316	27,262	34,537	40,488
8	400,000	400,000	400,000	26,953	36,301	44,216	29,454	38,802	46,717
9	400,000	400,000	400,000	29,520	41,215	51,467	31,059	42,754	53,007
10	400,000	400,000	400,000	31,746	46,061	59,062	31,746	46,061	59,062
15	400,000	400,000	400,000	37,226	68,719	103,234	37,226	68,719	103,234
20	400,000	400,000	400,000	30,103	85,726	161,193	30,103	85,726	161,193
25		400,000	400,000		47,941	195,747		47,941	195,747
30			400,000			233,084			233,084
35			400,000			271,638			271,638
40			400,000			320,078			320,078
45			456,213			400,187			400,187
50			549,795			504,399			504,399
55			650,942			638,178			638,178

Assuming a Fund fee average of 0.83%:

0% gross = –0.82% net

6% gross = 5.12% net

10% gross = 9.09% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL V

TABLE 1

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CAHS VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,464	5,799	6,022	6,792	7,127	7,350
2	400,000	400,000	400,000	11,044	12,066	12,771	13,289	14,312	15,017
3	400,000	400,000	400,000	16,414	18,484	19,957	19,556	21,625	23,098
4	400,000	400,000	400,000	21,552	25,032	27,590	25,557	29,037	31,596
5	400,000	400,000	400,000	26,547	31,807	35,804	31,322	36,583	40,579
6	400,000	400,000	400,000	31,982	39,437	45,289	36,662	44,117	49,968
7	400,000	400,000	400,000	37,266	47,344	55,514	41,692	51,770	59,940
8	400,000	400,000	400,000	42,572	55,722	66,736	46,469	59,619	70,633
9	400,000	400,000	400,000	47,744	64,433	78,874	51,149	67,837	82,278
10	400,000	400,000	400,000	52,743	73,452	91,972	55,696	76,404	94,925
15	400,000	400,000	400,000	76,107	125,390	177,587	76,107	125,390	177,587
20	400,000	400,000	521,793	94,923	189,241	306,937	94,923	189,241	306,937
25	400,000	400,000	690,066	73,639	228,436	453,991	73,639	228,436	453,991
30	400,000	400,000	922,071	41,780	275,505	668,168	41,780	275,505	668,168
35		428,051	1,253,244		334,415	979,097		334,415	979,097
40		485,815	1,712,985		404,845	1,427,488		404,845	1,427,488
45		556,257	2,361,976		487,945	2,071,909		487,945	2,071,909
50		638,787	3,266,236		586,043	2,996,547		586,043	2,996,547
55		731,740	4,505,203		717,392	4,416,866		717,392	4,416,866
Assuming a Fund fee average of 0.83%:

0% gross = –0.82% net

6% gross = 5.12% net

10% gross = 9.09% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

CORPEXEC VUL V

TABLE 2

MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit (1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	3,811	4,093	4,281	5,018	5,300	5,489
2	400,000	400,000	400,000	7,714	8,529	9,093	9,647	10,461	11,025
3	400,000	400,000	400,000	11,436	13,036	14,180	14,009	15,610	16,754
4	400,000	400,000	400,000	14,934	17,573	19,523	18,068	20,707	22,657
5	400,000	400,000	400,000	18,216	22,147	25,150	21,790	25,721	28,724
6	400,000	400,000	400,000	21,285	26,761	31,090	25,021	30,497	34,826
7	400,000	400,000	400,000	24,102	31,377	37,329	27,832	35,108	41,060
8	400,000	400,000	400,000	26,971	36,321	44,238	30,288	39,638	47,555
9	400,000	400,000	400,000	29,550	41,248	51,504	32,510	44,208	54,464
10	400,000	400,000	400,000	31,801	46,122	59,128	34,455	48,776	61,781
15	400,000	400,000	400,000	37,280	68,799	103,339	37,280	68,799	103,339
20	400,000	400,000	400,000	30,157	85,835	161,363	30,157	85,835	161,363
25		400,000	400,000		48,097	196,041		48,097	196,041
30			400,000			233,639			233,639
35			400,000			272,864			272,864
40			400,000			323,482			323,482
45			462,842			406,002			406,002
50			557,794			511,737			511,737
55			660,422			647,473			647,473

Assuming a Fund fee average of 0.83%:

0% gross = –0.82% net

6% gross = 5.12% net

10% gross = 9.09% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL II-V. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page

Distribution and Compensation Arrangements	2
Financial Statements	4
NYLIAC & Separate Account Financial Statements	F-1

Information about CorpExec VUL II-V, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL II-V are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

69

Statement of Additional Information

dated

May 1, 2014

for

Corporate Executive Series

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2014 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

Table of Contents

Page

Distribution and Compensation Arrangements	2
Financial Statements	4
NYLIAC & Separate Account Financial Statements	F-1

CorpExec VUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

1

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 10.25% for Policy Years 5-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.

The commissions paid during the fiscal years ended December 31, 2013, 2012, and 2011 were $457,442, $1,019,751, and $1,828,139 respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

M Holdings Securities, Inc., 1125 Northwest Couch Street, Portland, OR 97209 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2012, in addition to the commissions described above, M Financial Holdings Incorporated, a Brokerage General Agency affiliated with M Holdings Securities, Inc. received override payments of $3,134 on the policies based on a percentage of the commissions its affiliated registered representatives received.

NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2012, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $13,717 based on a percentage of the commissions its affiliated registered representatives received.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs

2

sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

3

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2013 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

4

New York Life Insurance and Annuity Corporation

CorpExec VUL VI

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2014

A flexible premium corporate sponsored variable life insurance policy offered to individuals under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_EB_Admin_Service@newyorklife.com

This prospectus describes NYLIAC CorpExec VUL VI, which is part of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. The other policies in the NYLIAC Corporate Executive Series are described in a separate prospectus. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

2

The CEVUL VI Policy may not be available in your jurisdiction. Please ask your registered representative for more information.

3

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL VI, a series of NYLIAC Corporate Executive Variable Universal Life insurance (“CorpExec VUL”). Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase or make additional premium payments to a policy. More complete and detailed information regarding these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in and the interest credited on the amount held in the Fixed Account, if any; and

•	the interest rate credited on the amount held in the Loan Account, if any.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

Liquidity Through Loans

Using the policy as sole security, you may borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Value less any Policy Debt.

Liquidity Through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office noted on the first page of this prospectus. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 101 Allocation Alternatives. Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 100 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

4

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

The policy offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•	Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•	Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•	Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

Optional Riders

The policy offers additional insurance coverage and other benefits through the Supplementary Term Rider. This rider has a cost associated with it.

•	Supplementary Term Rider. The Supplementary Term Rider (“STR”) allows term insurance coverage to be added to the permanent life insurance coverage provided by the base policy, thus increasing the overall amount of life insurance coverage. The blend of base policy life insurance coverage and STR life insurance coverage affects the sales expense charges and cost of insurance charges that you pay and the compensation the registered representative selling your policy receives. The STR covers life insurance coverage that is less expensive (particularly for younger insureds) than base policy coverage, but offers no cash value accumulation.

For some policies, you may select the proportion of base coverage and term coverage. You should carefully consider the total amount of insurance coverage you need, and your need for permanent, cash value life insurance, when deciding how much term coverage, if any, to add to your base policy

5

coverage. You should also consider how the proportion of base coverage and term coverage you choose affects policy charges.

The initial proportion of base coverage and term coverage in the policy offered to you may have already been selected by your employer. While you cannot change the initial proportion of base and term coverage your employer chose, you may make certain changes after your policy is issued. Before you purchase a policy, you should carefully consider both the cost of the pre-selected blend of coverage offered to you and whether the blend meets your life insurance needs.

Please see “Additional Benefits Through Riders – Supplementary Term Rider” for complete information about the STR, including factors to consider in determining the coverage blend and limits on changes in the amount of term coverage after your policy is issued.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 165 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the Policyowner at his or her last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and the supplementary term rider, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement— Reinstatement Option.”

6

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. However, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see “Limits on Transfers” for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the

7

inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses; and/or the

•	dilution of the interests of long-term investors

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Limits on Transfers” for more information on the risks of frequent trading.)

8

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Allocation Alternatives.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid[1] Guaranteed maximum: 15.75% of premiums paid[2]
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 2.00% of premiums paid[3] Guaranteed maximum: 3.00% of premiums paid
State Premium Tax Charge or premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
State Premium Tax Charge or premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid[5] Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $25

[1]	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
[2]	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 11.75% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.
[3]	Current sales expense charges for premium payments made over the Target Premium are 2% in Years 1-7 and 0% in Years 8 and beyond.
[4]	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
[5]	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

9

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1]	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $83.33 per $1,000 of Net Amount at Risk[2]

Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day	Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00 annually) Guaranteed Maximum: $11.00 ($132 annually)
Mortality and Expense Risk Charge as a % of Accumulation Value	Each Monthly Deduction Day

Current: An annual rate of 0.25% in Policy Year 1, 0.45% in Policy Years 2-12, and 0.25% thereafter of the Accumulation Value[3]

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

Rider Supplementary Term Rider[1]	Each Monthly Deduction Day until the rider expires

Guaranteed Maximum: $83.33 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.04 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Term Insurance Benefit.

Loan Interest	Each Monthly Deduction Day while a loan balance is outstanding	Current: 4.00% per year. Guaranteed Maximum: 6.00% per year.

[1]	This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
[2]	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.
[3]	We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of Policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify Policyowners at least 30 days before the change by prospectus supplement and letter.

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The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2013. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1,2]
	Minimum	Maximum

Total Annual Fund Companies’ Operating Expenses[2]	0.10%	5.12%

(1)   Expressed as a percentage of average net assets for the fiscal year ended December 31, 2013. This information is provided by the Funds and their agents. The information is based on 2013 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

(2)   Expenses that are deducted from Fund company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the tables below and in the prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees§	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expenses#
Fidelity® VIP Freedom 2010 — Initial Class	0.00%	0.00%	0.00%	0.55%	0.55%
Fidelity® VIP Freedom 2020 — Initial Class	0.00%	0.00%	0.00%	0.58%	0.58%
Fidelity® VIP Freedom 2030 — Initial Class	0.00%	0.00%	0.00%	0.64%	0.64%
Fidelity® VIP Freedom 2040 — Initial Class	0.00%	0.00%	0.00%	0.66%	0.66%
TOPS™ Aggressive Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.21%	0.66%
TOPS™ Balanced ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Conservative ETF Portfolio — Class 2 Shares(formerly TOPS™ Capital Preservation ETF Portfolio)	0.10%	0.25%	0.10%	0.28%	0.73%
TOPS™ Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.24%	0.69%
TOPS™ Moderate Growth ETF Portfolio — Class 2 Shares	0.10%	0.25%	0.10%	0.25%	0.70%
TOPS™ Managed Risk Balanced ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.24%	0.89%
TOPS™ Managed Risk Growth ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%
TOPS™ Managed Risk Moderate Growth ETF Portfolio — Class 2 Shares	0.30%	0.25%	0.10%	0.25%	0.90%
Van Eck VIP Multi-Manager Alternatives Fund – Initial Class	1.73%	0.00%	3.39%	0.00%	5.12%(a)

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
MainStay VP Bond — Initial Class	0.49%	0.00%	0.04%	0.53%
MainStay VP Cash Management	0.44%	0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.55%	0.00%	0.04%	0.59%
MainStay VP Convertible — Initial Class	0.60%	0.00%	0.04%	0.64%
MainStay VP Cornerstone Growth — Initial Class	0.67%	0.00%	0.04%	0.71%
MainStay VP DFA / DuPont Capital Emerging Markets Equity — Initial Class	1.20%	0.00%	0.17%	1.37%

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Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%(b)	0.00%	0.04%	0.85%
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.04%	0.64%
MainStay VP Government — Initial Class	0.50%	0.00%	0.04%	0.54%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.03%	0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.03%	0.79%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%(c)	0.00%	0.04%	0.59%
MainStay VP Large Cap Growth – Initial Class	0.74%	0.00%	0.03%	0.77%
MainStay VP Marketfield – Initial Class	1.40%	0.00%	1.30%	2.70%(d)
MainStay VP MFS® Utilities — Initial Class	0.73%	0.00%	0.06%	0.79%
MainStay VP Mid Cap Core — Initial Class	0.85%	0.00%	0.07%	0.92%(e)
MainStay VP S&P 500 Index — Initial Class	0.25%	0.00%	0.03%	0.28%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.04%	0.78%(f)
MainStay VP U.S. Small Cap — Initial Class	0.78%	0.00%	0.05%	0.83%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89%	0.00%	0.04%	0.93%
Alger SMidCap Growth Portfolio — Class I-2 Shares	0.81%(g)	0.00%	0.26%	1.07%
AllianceBernstein® VPS Small/Mid Cap Value Portfolio — Class A	0.75%	0.00%	0.06%	0.81%
American Century VP Inflation Protection Fund — Class II	0.46%	0.25%	0.01%	0.72%
American Century VP Mid Cap Value Fund – Class II	0.90%	0.25%	0.01%	1.16%
American Century VP Value — Class II	0.87%(h)	0.25%	0.00%	1.12%
American Funds Asset Allocation Fund — Class 2	0.28%	0.25%	0.03%	0.56%
American Funds Global Growth Fund — Class 1	0.52%	0.00%	0.03%	0.55%
American Funds Global Small Capitalization Fund — Class 2	0.70%	0.25%	0.04%	0.99%
American Funds Growth Fund — Class 2	0.33%	0.25%	0.02%	0.60%
American Funds Growth-Income Fund — Class 2	0.27%	0.25%	0.02%	0.54%
American Funds International Fund — Class 2	0.49%	0.25%	0.05%	0.79%
Davis Value Portfolio	0.55%	0.00%	0.07%	0.62%
Delaware VIP® International Value Equity Series — Standard Class	0.85%	0.00%	0.24%	1.09%
Delaware VIP® Small Cap Value Series – Standard Class	0.72%	0.00%	0.08%	0.80%
DFA VA U.S. Targeted Value Portfolio	0.35%	0.00%	0.04%	0.39%
Dreyfus IP Technology Growth Portfolio — Initial Class	0.75%	0.00%	0.10%	0.85%
DWS Global Small Cap VIP — Class A Shares (formerly DWS Global Small Cap Growth VIP)	0.89%	0.00%	0.25%	1.14%(i)
DWS Small Cap Index VIP — Class A Shares	0.35%	0.00%	0.20%	0.55%(j)
DWS Small Mid Cap Value VIP — Class A Shares	0.65%	0.00%	0.17%	0.82%(k)
Fidelity® VIP Contrafund®— Initial Class	0.55%	0.00%	0.09%	0.64%
Fidelity® VIP Equity Income Portfolio — Initial Class	0.45%	0.00%	0.12%	0.57%
Fidelity® VIP Growth — Initial Class	0.55%	0.00%	0.11%	0.66%
Fidelity® VIP Index 500 — Initial Class	0.045%	0.00%	0.055%	0.10%
Fidelity® VIP Investment Grade Bond — Initial Class	0.31%	0.00%	0.11%	0.42%
Fidelity® VIP Mid Cap — Initial Class	0.55%	0.00%	0.09%	0.64%
Fidelity® VIP Money Market — Initial Class	0.17%	0.00%	0.09%	0.26%
Fidelity® VIP Overseas — Initial Class	0.70%	0.00%	0.14%	0.84%
Fidelity® VIP Real Estate Portfolio – Initial Class	0.55%	0.00%	0.14%	0.69%
Fidelity® VIP Value Leaders — Initial Class	0.55%	0.00%	0.38%	0.93%
Fidelity® VIP Value Strategies — Service Class 2	0.55%	0.25%	0.13%	0.93%

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Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expenses(#)
Invesco V.I. American Value Fund — Series I Shares	0.72%	0.00%	0.29%(l)	1.01%
Invesco V.I. Global Real Estate Fund — Series I Shares	0.75%	0.00%	0.35%	1.10%
Invesco V.I. International Growth Fund — Series I	0.71%	0.00%	0.32%(l)	1.03%
Invesco V.I. Mid Cap Core Equity Fund — Series I Shares	0.73%	0.00%	0.34%(l)	1.07%
Janus Aspen Enterprise Portfolio — Institutional Shares	0.64%	0.00%	0.05%	0.69%
Janus Aspen Forty Portfolio — Institutional Shares	0.49%	0.00%	0.06%	0.55%
Janus Aspen Global Research Portfolio — Institutional Class	0.48%	0.00%	0.05%	0.53%
Lazard Retirement International Equity Portfolio – Service Shares	0.75%	0.25%	0.23%	1.23%
Lord Abbett Series - Mid Cap Stock Portfolio	0.75%	0.00%	0.51%	1.26%
LVIP Baron Growth Opportunities Fund — Service Class	1.00%	0.25%	0.06%	1.31%(m)
LVIP SSgA Bond Index Fund – Standard Class	0.40%	0.00%	0.09%	0.49%(n)
LVIP SSgA Developed International 150 Fund – Standard Class	0.33%	0.00%	0.08%	0.41%(o)
LVIP SSgA Emerging Markets 100 Fund – Standard Class	0.34%	0.00%	0.15%	0.49%(p)
LVIP SSgA International Index Fund – Standard Class	0.40%	0.00%	0.11%	0.51%(q)
MFS® Global Tactical Allocation Portfolio — Initial Class	0.70%	0.00%	0.06%	0.76%
MFS® International Value Portfolio — Initial Class	0.90%	0.00%	0.06%	0.96%
MFS® Value Series — Initial Class	0.69%	0.00%	0.04%	0.73%
Neuberger Berman AMT Large Cap Value Portfolio — Class I Shares	0.85%	0.00%	0.29%	1.14%
Oppenheimer Capital Appreciation Fund/VA — Non-Service Shares	0.69%	0.00%	0.12%	0.81%(r)
PIMCO VIT Global Bond Portfolio (Unhedged) — Administrative Class Shares	0.75%	0.15%(§)	0.03%	0.93%
PIMCO VIT High Yield Portfolio — Administrative Class Shares	0.60%	0.15%(§)	0.00%	0.75%
PIMCO VIT Long-Term U.S. Government Portfolio — Administrative Class Shares	0.475%	0.15%(§)	0.03%	0.655%
PIMCO VIT Low Duration Portfolio — Administrative Class Shares	0.50%	0.15%(§)	0.00%	0.65%
PIMCO VIT Real Return Portfolio — Administrative Class Shares	0.50%	0.15%(§)	0.05%	0.70%
PIMCO VIT Total Return Portfolio — Administrative Class Shares	0.50%	0.15%(§)	0.00%	0.65%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%	0.09%	1.34%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	0.00%	0.85%
T. Rowe Price Equity Index 500 Portfolio	0.40%	0.00%	0.00%	0.40%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	0.00%	1.05%
T. Rowe Price Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.70%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	0.00%	0.85%
T. Rowe Price Personal Strategy Balanced Portfolio	0.90%	0.00%	0.13%(s)	1.03%(t)
UIF Emerging Markets Debt Portfolio — Class I	0.75%	0.00%	0.31%	1.06%
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.30%	1.10%
Van Eck VIP Unconstrained Emerging Markets Bond Fund – Initial Class	1.00%	0.00%	0.43%	1.43%(u)
Voya Russell TM Mid Cap Index Portfolio I (formerly ING Russell TM Mid Cap Index Portfolio)	0.30%	0.00%	0.13%	0.43%(v)

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2013 unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(a)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(b)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

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(c)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1billtion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2015, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of its average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.
(e)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.
(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2015, and may only be amended or terminated prior to that date by action of the Board.
(g)	The Manager has contractually agreed to reimburse expenses through April 30, 2015 to the extent necessary to limit the Portfolio’s annual operating expenses to 0.99% of the Portfolio’s average net assets (excluding interest, taxes, brokerage and extraordinary expenses). This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.
(h)	Effective August 1, 2013, the advisor waived 0.09 percentage points of the fund’s management fee. The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors
(i)	Through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.99% for Class A and 1.38% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(j)	Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.47% for Class A and 0.72% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.49% for Class A and 0.74% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(k)	Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.83% for Class A and 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(l)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.
(m)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund’s average daily net assets; 0.05% on the next $250 million of the Fund’s average daily net assets; and 0.10% in excess of $500 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(n)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund’s average daily net assets; 0.12% on the next $1.5 billion of the Fund’s average daily net assets and 0.15% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(o)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.35% on the first $100 million of the Fund’s average daily net assets and 0.43% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(p)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.69% on the first $100 million of the Fund’s average daily net assets and 0.76% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(q)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(r)	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Non-Service Shares and 1.05% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.
(s)	Includes Fee Waiver of 0.13%.
(t)	T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.
(u)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(v)	ING Investments, LLC is contractually obligated to limit expenses to 0.43% through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement.

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DEFINITIONS

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 100 Investment Divisions of the Separate Account and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value: The Cash Value of the policy plus the value of the Deferred Premium Load Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An Internal Revenue Service (“IRS”) test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Deferred Premium Load Account: An account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

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Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day: The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of the supplementary term rider. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

Planned Premium: The initial premium and the premium amounts for policy years 2-10 as set forth in the policy application and/or on Policy Data Page 2.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your beneficiary when We receive proof that the Insured died while the policy is in effect.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include the supplementary term rider, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the sales expense charge that is based on the Face Amount of the policy or the Target Face Amount if the Supplementary Term Rider is elected.

Term Insurance Benefit: The dollar amount of life insurance under the supplementary term rider as selected by the policyowner at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

We, Us, or NYLIAC: New York Life Insurance and Annuity Corporation

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MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996 or to the Fixed Account.

The policy is variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load (“DPL”) Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain options or the supplementary term rider may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy’s free look provision.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

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The Separate Account currently consists of 114 Investment Divisions and 100 are available under the policy. Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. (Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

—	add or remove any Investment Division;

—	create new separate accounts;

—	combine the Separate Account with one or more other separate accounts;

—	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

—	deregister the Separate Account under the 1940 Act;

—	manage the Separate Account under the direction of a committee or discharge such committee at any time;

—	transfer the assets of the Separate Account to one or more other separate accounts;

—	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

—	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. For policies issued before May 1, 2012, this rate will never be less than 3% per year. For policies issued on or after May 1, 2012, this rate will never be less than 1% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at our Service Office noted on the first page of this prospectus.

All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable

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attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed service requests may be acceptable for a limited number of policy transactions.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

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The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses found at the end of this prospectus. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
MainStay VP Funds Trust: MainStay VP Bond—Initial Class	New York Life Investment Management LLC (“New York Life Investments”) Subadvisor: New York Life Investors LLC (“NYLI”)	•	Seeks total return.
MainStay VP Cash Management	New York Life Investments Subadvisor: NYLI	•	Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP Common Stock—Initial Class	Subadvisor: Cornerstone Capital Management Holdings LLC (“CCM”)	•	Seeks long-term growth of capital.
MainStay VP Convertible—Initial Class	Subadviser: MacKay Shields LLC (“MacKay”)*	•	Seeks capital appreciation together with current income.
MainStay VP Cornerstone Growth —Initial Class	Subadvisor: CCM	•	Seeks long-term growth of capital.
MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	•	Seeks long-term capital appreciation.
MainStay VP Eagle Small Cap Growth—Initial Class	Subadvisor: Eagle Asset Management Inc.	•	Seeks long-term capital appreciation.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadvisor: NYLI	•	Seeks high current income.
MainStay VP Government—Initial Class	Subadvisor: MacKay*	•	Seeks current income.
MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay*	•	Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	•	Seeks total return.
MainStay VP International Equity—Initial Class	Subadvisor: CCM	•	Seeks long-term growth of capital.
MainStay VP Janus Balanced–Initial Class	Subadvisor: Janus Capital Management LLC	•	Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP Large Cap Growth—Initial Class	Subadvisor: Winslow Capital Management, Inc.	•	Seeks long-term growth of capital.
Mainstay VP Marketfield Portfolio – Initial Class	Subadvisor: Marketfield Asset Management LLC	•	Seeks capital appreciation.
MainStay VP MFS Utilities—Initial Class	Subadvisor: Massachusetts Financial Services Company	•	Seeks total return.
MainStay VP Mid Cap Core—Initial Class	Subadvisor: CCM	•	Seeks long-term growth of capital.
MainStay VP S&P 500 Index—Initial Class	Subadvisor: CCM	•	Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	•	Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
MainStay VP U.S. Small Cap—Initial Class	Subadvisor: Epoch Investment Partners, Inc.	•	Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.
MainStay VP Van Eck Global Hard Assets—Initial Class	Subadvisor: Van Eck Associates Corporation	•	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	•	The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
Invesco V.I. Global Real Estate Fund—Series I Shares	Subadviser: Invesco Asset Management Limited	•	The fund’s investment objective is total return through growth of capital and current income.
Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	•	The fund’s investment objective is long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Invesco Advisers, Inc.	•	The fund’s investment objective is long-term growth of capital.
The Alger Portfolios Alger SMidCap Growth Portfolio—Class I-2 Shares	Fred Alger Management, Inc.	•	Seeks long-term capital appreciation by focusing on smallcap or midcap companies that the Manager believes demonstrate promising growth potential.
AllianceBernstein® Variable Products Series Fund, Inc. AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein L.P.	•	Seeks long-term growth of capital.
American Century Variable Portfolios, Inc. American Century VP Inflation Protection —Class II Shares	American Century Investment Management, Inc.	•	Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century VP Mid Cap Value Fund – Class II	American Century Investment Management, Inc.	•	Seeks long-term capital growth.
American Century VP Value—Class II Shares	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series® American Funds Asset Allocation Fund—Class 2	Capital Research and Management Company (“CRMC”)	•	High total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds Global Growth Fund—Class 1	Capital Research and Management Company (“CRMC”)	•	Long-term growth of capital.
American Funds Global Small Capitalization Fund—Class 2	Capital Research and Management Company (“CRMC”)	•	Long-term growth of capital.
American Funds Growth Fund—Class 2	Capital Research and Management Company (“CRMC”)	•	Growth of capital.
American Funds Growth-Income Fund—Class 2	Capital Research and Management Company (“CRMC”)	•	Long-term growth of capital and income.
American Funds International Fund—Class 2	Capital Research and Management Company (“CRMC”)	•	Long-term growth of capital.
Davis Variable Account Fund, Inc. Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	•	Seeks long-term growth of capital.
Delaware VIP® Trust Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	•	Seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	•	Seeks capital appreciation.
DFA Investment Dimensions Group Inc. DFA VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP	•	Seeks long-term capital appreciation.
Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Class	The Dreyfus Corporation	•	The portfolio seeks capital appreciation.
DWS Investments VIT Funds DWS Small Cap Index VIP—Class A Shares	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	•	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
DWS Variable Series I DWS Global Small Cap VIP—Class A Shares(formerly DWS Global Small Cap Growth VIP)	Deutsche Investment Management Americas Inc.	•	The fund seeks above-average capital appreciation over the long term.
DWS Variable Series II: DWS Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.	•	The fund seeks long-term capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	•	Seeks long-term capital appreciation.
Fidelity® VIP Equity Income Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
Fidelity® VIP Growth Portfolio— Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks to achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio—Initial Class	Subadvisers: FMRC and Geode Capital Management, LLC	•	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Subadvisers: FMRC and Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	•	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid-Cap Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.
Fidelity® VIP Money Market Portfolio—Initial Class	Subadvisers: FIMM and other investment advisers	•	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Overseas Portfolio— Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.
Fidelity® VIP Real Estate Portfolio – Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk.
Fidelity® VIP Value Leaders Portfolio—Initial Class	Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.
Fidelity® VIP Value Strategies Portfolio—Service Class 2	Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.
Fidelity® Variable Insurance Products Freedom Funds Fidelity® VIP Freedom 2010 Portfolio—Initial Class	Strategic Advisers, Inc.	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Strategic Advisers, Inc.	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Strategic Advisers, Inc.	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Strategic Advisers, Inc.	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Janus Aspen Series Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.
Janus Aspen Global Research Portfolio—Institutional Class	Janus Capital Management LLC	•	Seeks long-term growth of capital.
Lazard Retirement Series Lazard Retirement International Equity Portfolio – Service Class	Lazard Asset Management LLC	•	Seeks long-term capital appreciation.
Lincoln Variable Insurance Products Trust LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadvisor—BAMCO, Inc.	•	Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.
LVIP SSgA Bond Index Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	•	Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
LVIP SSgA Developed International 150 Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.
LVIP SSgA Emerging Markets 100 Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.
LVIP SSgA International Index Fund–Standard Class	Subadviser: SSgA Funds Management, Inc.	•	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.
Lord Abbett Series Fund, Inc. Lord Abbett Series - Mid Cap Stock Portfolio	Lord, Abbett & Co. LLC (“Lord Abbett”)	•	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
MFS® Variable Insurance Trust: MFS® Value Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	•	Seeks capital appreciation.
MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	•	Seeks total return.
MFS® International Value Portfolio—Initial Class	MFS	•	Seeks capital appreciation.
Neuberger Berman Advisers Management Trust Neuberger Berman AMT Large Cap Value—Class I	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	•	The Fund seeks long-term growth of capital.
Northern Lights Variable Trust TOPS™ Aggressive Growth ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	•	Seeks capital appreciation.
TOPS™ Balanced ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	•	Seeks income and capital appreciation.
TOPS™ Conservative ETF Portfolio – Class 2 Shares (formerly TOPS™ Capital Preservation ETF Portfolio)	ValMark Advisers, Inc.	•	Seeks to preserve capital and provide moderate income and moderate capital appreciation.
TOPS™ Growth ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	•	Seeks capital appreciation.
TOPS™ Moderate Growth ETF Portfolio – Class 2 Shares	ValMark Advisers, Inc.	•	Seeks capital appreciation.
TOPS™ Managed Risk Balanced ETF Portfolio – Class 2 Shares	Subadviser: Milliman, Inc.	•	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS™ Managed Risk Growth ETF Portfolio – Class 2 Shares	Subadviser: Milliman, Inc.	•	Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS™ Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	Subadviser: Milliman, Inc.	•	Seeks capital appreciation with less volatility than the equity markets as a whole.
Oppenheimer Variable Account Funds Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	Oppenheimer Funds, Inc.	•	The Fund seeks capital appreciation by investing in securities of well-known established companies.
PIMCO Variable Insurance Trust: PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO High Yield Portfolio—Administrative Class Shares	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO Low Duration Portfolio—Administrative Class Shares	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
PIMCO Real Return Portfolio—Administrative Class Shares	PIMCO	• The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO Total Return Portfolio—Administrative Class Shares	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	• Seeks long-term growth of capital.
T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	• Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price Associates, Inc.	• Seeks to match the performance of the Standard & Poor’s 500 Stock Index®.
T. Rowe Price New America Growth Portfolio	T. Rowe Price Associates, Inc.	• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Associates, Inc.	• Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.
T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	• Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	• Seeks a high level of income consistent with moderate fluctuations in principal value.
The Universal Institutional Funds, Inc.: UIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc.	• Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•  Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck VIP Trust Van Eck VIP Multi-Manager Alternatives Fund

Van Eck Associates Corporation

Subadvisers: Coe Capital Management, LLC; Dix Hills Partners, LLC; Horizon Asset Management LLC, Millrace Asset Group, Inc., RiverPark Advisors, LLC, SW Asset Management, LLC and Tiburon Capital Management, LLC

• Seeks to achieve consistent absolute (positive) returns in various market cycles.
Van Eck VIP Unconstrained Emerging Markets Bond Fund	Van Eck Associates Corporation	• Seeks high total return–income plus capital appreciation–by investing globally, primarily in a variety of debt securities.
Voya Variable Portfolios, Inc. Voya Russell TM Mid Cap Index Portfolio I (formerly ING Russell TM Mid Cap Index Portfolio)	Voya Investments, LLC	• Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

(*) MacKay is an affiliate of NYLIAC.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

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The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

INVESTMENT RETURN

The investment return of a policy is based on:

—	the number of Accumulation Units held in each Investment Division for that policy;

—	the investment experience of each Investment Division as measured by its actual net rate of return;

—	the amount in and the interest rate credited on amounts held in the Fixed Account, if any and

—	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charges, sales expense charges, state and federal premium tax charges, cost of insurance charges, Mortality and Expense Risk charges or supplementary term rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment

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Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for that first Policy Year has been reached, We currently deduct a sales expense charge of 2.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

Guaranteed maximum—During the first Policy Year, We guarantee that any sales expense charge we deduct will never exceed 15.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge for more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 11.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any Sales Expense Charge We deduct will never exceed 5.00% of any premiums paid up to the Target

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Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected the supplementary term rider, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State premium tax rates vary from state to state and currently range from 0% to 3.50% of the premium payment (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back”, and the rate may not be changed for the life of the policy. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions.

During the first 7 Policy Years, we currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. We will not impose a state premium tax charge greater than 2.00%.

Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

During the first 7 Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of the supplementary term rider, if selected by the policyowner), and the Mortality and Expense Risk Charge and applicable loan charges. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $11.00 ($132.00 per year).

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CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)

Where:      a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and

c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, and the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, if you elected the supplementary term rider, the cost of this rider is included in your cost of insurance charge. (For more information about this charge, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.05% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

Current—We currently deduct on each Monthly Deduction Day a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year one, or $2.50 per $1,000, and 0.45% in Policy Years two through ten, or $4.50 per $1,000, and 0.25% in Policy Years 11 and following or $2.50 per $1,000 of the Accumulation Value of each Investment Division’s assets.

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies

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may be greater than what We estimated. We may increase or decrease the current Mortality and Expense Risk Charge if the mortality risk profile of policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, supplementary term rider charges, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, We will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven’t given Us instructions on how you would like Us to allocate these expense charge deductions, We will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy issued on or after the date of this prospectus during the First Policy Year, issued on a guaranteed issue, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,164, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.12% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	980.00
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00

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	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,792.50
less:	Mortality and Expense Risk charge (varies monthly)	14.50
less:	Charges for Cost of Insurance (varies monthly)	253.78
	Monthly contract charge ($5.00 per month in Policy Years 2 and following)	0.00
plus:	Net investment performance (varies daily)	289.19

equals:	Cash Value	$5,813.41
plus:	Deferred Premium Load Account	1,328.25

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,141.66

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

Policyowner: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

—	increase/decrease the Face Amount

—	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3);

—	delete riders

—	change the Beneficiary(ies)

—	change investment allocations; and/or

—	take a loan against or take a partial withdrawal from the value of the policy

The current Policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent to the Service Office noted on the first page of this prospectus. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

Insured: This individual’s personal information determines the cost of the life insurance coverage. The Policyowner also may be the Insured.

Beneficiary: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

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THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of the supplementary term rider; and (6) a selection of Allocation Alternatives, including 100 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If Our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

—	the amount and frequency of premium payments;

—	the investment experience of the Investment Divisions you choose;

—	the interest credited on the amount in the Fixed Account;

—	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

—	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

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ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

The balance of your premium payment after We deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 101 Allocation Alternatives. Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b = the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you can choose to allocate all or part of your Net Premium payments to the Fixed Account. If your policy was issued on or after May 1, 2012, We can limit the amount of Net Premium that can be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. The premium allocation form will describe the current limit, and We will provide you with 30 days notice of any change in that limit.

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The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges We have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations, as described below.

If your policy was issued on or after May 1, 2012, you may transfer all or part of the Cash Value among the Investment Divisions. Currently, you can make transfers of all or part of the Cash Value from the Investment Divisions to the Fixed Account, but We have the right to establish limits in the future on those transfers. These limits can include allowing no transfers from the Investment Divisions to the Fixed Account. We will provide you 30 days notice before imposing any such limits on transfers.

If, after a transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount as part of the transfer.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

The policyowner may make transfers from the Fixed Account to the Investment Divisions, subject to the following three conditions:

—	Maximum Transfer— The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, and (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer. If your policy was issued on or after May 1, 2012, We have the right to further limit transfers from the Fixed Account to the Investment Divisions, including not allowing transfers from the Fixed Account to the Investment Divisions. We will provide 30 days notice if We change existing limits on transfers from the Fixed Account to the Investment Divisions.

—	Minimum Transfer—The minimum amount that may be transferred is $500, unless We agree otherwise.

—	Minimum Remaining Value—The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfer requests must be made in writing on a form We have approved and submitted to the Service Office noted on the first page of this prospectus. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

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Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office noted on the first page of this prospectus. We may permit, in certain limited circumstances for a limited category of policies, transfer requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

—	We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

—	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and

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thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

—	Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

—	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

  (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for benefits by selecting the optional Supplementary Term Rider (“STR”). We approve the issuance of the STR based on Our standards and limits for issuing insurance and classifying risks. The STR provides a “Term Insurance Benefit” and is subject to the terms of both the policy and the rider. The STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information.)

—	Supplementary Term Rider: This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount, when added to the initial Face Amount of the policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

—	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

—	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

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—	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

—	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

—	Convert this rider to increase the Face Amount of the policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The Policyowner may request changes to the policy under this rider if:

(a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

(b) the Term Insurance Benefit does not exceed 10 times the policy’s Life Insurance Benefit. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the rider is fully converted, or

(d) the date the policy ends or is surrendered.

—	Term Rider vs. Base Policy Coverage: You should consider a number of factors when deciding whether to purchase Life Insurance Benefit coverage under the base policy only or in conjunction with the STR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with the STR to one that provides the same initial Life Insurance Benefit without the STR, the policy with the STR may have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider, like the STR, may have. See “Deductions from Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under the STR since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under policy coverage than under the STR. In general, these rates are lower for Life Insurance Benefit coverage provided under the STR than coverage under the policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the STR are higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance.

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If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with the STR will not perform as well as a policy with base coverage only.

Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same Life Insurance Benefit through base policy coverage than for sales of STR coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

You should review several illustrations with various combinations of base policy and STR coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your registered representative to review your various options. For more information about comparing policy and STR coverage, see the “Distribution and Compensation Arrangements” section.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Service Office noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

—	the dollar amount you want to have transferred (minimum transfer $100);

—	the Investment Division you want to transfer money from;

—	the Investment Division(s) and/or Fixed Account you want to transfer money to;

—	the date on which you want the transfers to be made, within limits; and

—	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request at the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

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To cancel the Dollar Cost Averaging option, We must receive a written request, in a form acceptable to Us, and sent to the Service Office noted on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the Automatic Asset Reallocation (“AAR”) feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in a form acceptable to Us to the Service Office noted on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in a form acceptable to Us at the Service Office noted on the first page of this prospectus. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange in a form acceptable to Us to the Service Office noted on the first page of this prospectus. You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, the STR and all benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at the Service Office noted on the first page of this prospectus, or such other location that We indicate to the Policyowner in writing and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender

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charge on your old policy and you will have to pay sales expense charges on the new policy (See “Charges Associated With the Policy—Sales Expense Charge” for more information). Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent to the Service Office noted on the first page of this prospectus by check or wire transfer. You specify premium amounts and payment intervals in the application and the amount of the first premium is set forth on the Policy Data Page. The first premium and the subsequent premiums listed in your application are designated as the Planned Premiums. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent to the Service Office noted on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

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TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received at the Service Office noted on the first page of this prospectus, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to Us.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, or the date We receive your policy delivery receipt, whichever is later, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

When We receive a premium payment, We deduct the sales expense charge, and the state and federal premium tax charges that apply. The balance of the premium is called the “Net Premium.” We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

If you elect the Guideline Premium Test (“GPT”) to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information-Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office noted on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

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POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy on or after the first policy anniversary, under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in the Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in a form acceptable to Us at the Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount (or, for policyowners who have elected to include the supplementary term rider, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2) any additional death benefits available under the supplementary term rider, if elected;

less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4) any outstanding policy charges;

plus 5) any interest on these proceeds from the date the Insured died until the date We pay the proceeds. We set the interest rate each year. It will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

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Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obliged to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designation, including addresses, if and as they change. Please contact us at 1(888)695-4748 or send written notice to NYLIAC at the address listed on the first page of this prospectus (or any other address we indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity (ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

•	You name the Beneficiary when you apply for the policy.

•	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

•	To change a revocable Beneficiary while the Insured is living, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments We made or actions We have already taken.

•	If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value or, if applicable, Alternative Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements at the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing).

•	We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

(b) the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

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•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

•	We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•	If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, or Policy Proceeds until such check or draft has been honored. It may take up to
15 days for a check to clear through the banking system.

We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds. We set the interest rate each year. It will not be less than that required by law.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death at the Service Office noted on the first page of this prospectus, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. The Policy Proceeds will be paid in one sum.

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the Policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) or Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy and (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Cash Value and, if applicable, the Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by the STR is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid. We set the interest rate each year. It will not be less than that required by law.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations”—“Life Insurance Status of Policy”—“Pension Protection Act of 2006—Impact on Employer-Owned Policies” for more information.

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SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternate Cash Surrender Value, times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. If you do not choose a table, the Corridor table will be used. Once the policy is issued, you may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test (“GPT”) and a cash value corridor test or (2) a Cash Value Accumulation Test (“CVAT”). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value, before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male with a Non smoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male with a Nonsmoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	337%	337%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$168,500	$134,800
(5) Death Benefit = Greater of (1) and (4)	$168,500	$134,800

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CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However, Life Insurance Benefit Option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Cash Value or, if applicable, the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing).

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request, in a form acceptable to Us, containing the information We need, sent to the Service Office noted on the first page of this prospectus. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request, in a form acceptable to Us, to the Service Office noted on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, We will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law, and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

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If the Policyowner increased the Face Amount, Target Face Amount, or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face Amount, Target Face Amount, or Term Insurance Benefit, the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in the Face Amount is the result of a corresponding decrease in the amount of insurance under the STR, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, the Cash Surrender Value or, if applicable, the Alternative Cash Surrender Value, and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment at the Service Office noted on the first page of this prospectus or any other address We indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 on any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in a form acceptable to Us at the Service Office noted on the first page of this prospectus.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount of $25,000; and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the difference between the greater of (a) or (b), where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal. For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the partial withdrawal, the policy’s Face Amount will be reduced by the difference between:

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(a) the amount of the partial withdrawal less the Cumulative Premium Amount immediately prior to the partial withdrawal; and

(b) the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value of the policy immediately prior to the partial withdrawal, less the Cumulative Premium Amount, minus the policy’s Face Amount divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at the time of the partial withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Any decrease in the policy’s Face Amount caused by payment of a partial withdrawal will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in a form acceptable to Us at the Service Office noted on the first page of this prospectus.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon full surrender, you will receive the Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request, in a form acceptable to Us, at the Service Office noted on the first page of this prospectus, unless a later effective date is selected. All insurance will end on the date we receive your request for full cash surrender at our Service Office.

You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the Policyowner has not been changed.

We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to a percentage of the cumulative sales expense charge, state premium tax charge, and federal premium tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on each Monthly Deduction Day. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1	0.0000%

Policy Year 12	100.0%

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Policy Year 2	0.8242%
Policy Year 3	0.8742%
Policy Year 4	1.0129%
Policy Year 5	1.0596%
Policy Year 6	1.1538%
Policy Year 7	1.2490%
Policy Year 8	1.3452%
Policy Year 9	1.4424%
Policy Year 10	1.5408%
Policy Year 11	6.4377%

Policy Year 13	100.0%
Policy Year 14	100.0%
Policy Year 15	100.0%
Policy Year 16	100.0%
Policy Year 17	100.0%
Policy Year 18	100.0%
Policy Year 19	100.0%
Policy Year 20	100.0%

The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2	99.1716%
Policy Year 3	99.1258%
Policy Year 4	98.9871%
Policy Year 5	98.9404%
Policy Year 6	98.8462%
Policy Year 7	98.7510%
Policy Year 8	98.6548%
Policy Year 9	98.5576%
Policy Year 10	98.4592%
Policy Year 11	93.5623%

Policy Year 12	0.0%
Policy Year 13	0.0%
Policy Year 14	0.0%
Policy Year 15	0.0%
Policy Year 16	0.0%
Policy Year 17	0.0%
Policy Year 18	0.0%
Policy Year 19	0.0%
Policy Year 20	0.0%

and (d) is the interest credited for the prior month.

The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest that We declare periodically. That rate will be declared at least annually.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in a form acceptable to Us and the policy to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing). Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and the supplementary term rider will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

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LOANS

On or after the first policy anniversary and using the policy as sole security, the Policyowner may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of an amount equal to your policy’s Cash Value, less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day We receive your loan request in a form acceptable to Us at the Service Office noted on the first page of this prospectus, if We receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M EST. Requests received after the New York Stock Exchange closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine, which will never be more than 2% lower than the rate We charge for policy loans or less than the guaranteed interest rate we credit to the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the effective annual rate We charge for loan interest. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

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If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by NYLIAC will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at his or her last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See, “Termination and Reinstatement—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you (See “Federal Income Tax Considerations” for more information). Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this

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period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by the supplementary term rider) by sending a written request for reinstatement in a form acceptable to Us to the Service Office noted on the first page of this prospectus within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and, if applicable, the supplementary term rider) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us, at the Service Office noted on the first page of this prospectus.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

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TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your

53

policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from Insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2014), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the Insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or beneficiary’s benefit, or the Insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyowner from the family member, beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

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MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life

55

or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The policy provides that your policy matures on the policy anniversary on which the Insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Alternative Cash Value of your policy less any Policy Debt. The IRS has not issued final guidance on the status of a life insurance policy after the Insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, or its Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value or Alternative Cash Surrender Value, as the case may be, less any uncollected additional contract charges (including surrender charges) exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that

56

a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the Policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each Policyowner or Beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-

57

periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Commission rates will vary depending on whether the Supplementary Term Rider (“STR”) has been added. Compensation rates for policies with the same initial Life Insurance Benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative’s advice to you about the relative amounts of base policy and term insurance coverage you should purchase.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2013, 2012 and 2011 were $3,805,577, $4,155,017, and $3,882,621 respectively. NYLIFE Distributors did not retain any of these commissions.

We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation based on a percentage of a policy’s Cash Value.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products

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manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2013, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus regarding the free look provision in certain jurisdictions. There may be variations in other states as well. For more information, please review your policy.

California:

•	Free Look. Within 10 days after delivery (30 days if you are 60 years old or more and you, not your employer, own the policy), you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy’s Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

•	Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

•	Free Look. Within 10 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office the Service Office, or the registered representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

•	Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

Oklahoma:

•	Free Look. Within 10 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

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APPENDIX A ILLUSTRATIONS

The following tables demonstrate the way in which your policy works. The tables are based on the gender, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

The tables are for a policy issued to a male with a nonsmoker, guaranteed issue underwriting class and an issue age of 45 with a planned annual premium of $7,000 for 20 years, an initial Face Amount of $400,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the Policyowner pays more than the stated premium.

Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-10, and 0.25% thereafter (on a current basis) of the Accumulation Value.

Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the policy’s average daily Accumulation Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.83% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

A-1

TABLE 1

NEW YORK LIFE CORPEXEC VARIABLE UNIVERSAL LIFE 6 INSURANCE POLICY

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING CURRENT CHARGES

	End of Year Life Insurance Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400,000	400,000	400,000	5,478	5,813	6,038	6,806	7,142	7,366
2	400,000	400,000	400,000	11,063	12,088	12,795	13,309	14,334	15,040
3	400,000	400,000	400,000	16,442	18,516	19,992	19,583	21,658	23,134
4	400,000	400,000	400,000	21,648	25,138	27,703	25,609	29,099	31,664
5	400,000	400,000	400,000	26,739	32,020	36,031	31,471	36,752	40,763
6	400,000	400,000	400,000	32,289	39,782	45,661	37,152	44,645	50,525
7	400,000	400,000	400,000	37,713	47,854	56,073	42,645	52,786	61,005
8	400,000	400,000	400,000	43,181	56,431	67,522	47,956	61,206	72,297
9	400,000	400,000	400,000	48,515	65,351	79,910	53,089	69,925	84,484
10	400,000	400,000	400,000	53,717	74,632	93,321	58,053	78,968	97,656
15	400,000	400,000	400,000	77,756	127,651	180,407	77,756	127,651	180,407
20	400,000	400,000	587,201	97,772	193,286	310,688	97,772	193,286	310,688
25	400,000	400,000	764,463	78,306	235,103	457,762	78,306	235,103	457,762
30	400,000	425,572	998,830	49,613	285,619	670,355	49,613	285,619	670,355
35	400,000	463,935	1,311,375	5,963	346,220	978,638	5,963	346,220	978,638
40		518,117	1,763,717		417,836	1,422,352		417,836	1,422,352
45		588,269	2,411,484		502,794	2,061,098		502,794	2,061,098
50		672,161	3,317,917		605,551	2,989,114		605,551	2,989,114
55		767,641	4,562,569		738,117	4,387,086		738,117	4,387,086

Assuming a fund fee average of 0.83%

0% gross =  –0.82% net

6% gross =    5.12% net

10% gross =  9.09% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

A-2

TABLE 2

NYLIAC CORPEXEC VARIABLE UNIVERSAL LIFE 6 INSURANCE POLICY

MALE ISSUE AGE: 45, NONSMOKER, GUARANTEED ISSUE

PLANNED ANNUAL PREMIUM: $7,000 FOR 20 YEARS

INITIAL FACE AMOUNT: $400,000

LIFE INSURANCE BENEFIT OPTION 1

CASH VALUE ACCUMULATION TEST

ASSUMING GUARANTEED CHARGES

	End of Year Life Insurance Benefit(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Value(1) Assuming Hypothetical Gross Investment Return of			End of Year Cash Surrender Value(1&2) Assuming Hypothetical Gross Investment Return of
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	400000	400,000	400,000	4,415	4,712	4,911	5,745	6,042	6,241
2	400000	400,000	400,000	8,952	9,835	10,444	11,106	11,989	12,598
3	400000	400,000	400,000	13,335	15,095	16,351	16,218	17,979	19,234
4	400000	400,000	400,000	17,568	20,503	22,665	21,049	23,984	26,146
5	400000	400,000	400,000	21,700	26,112	29,470	25,687	30,099	33,458
6	400000	400,000	400,000	25,689	31,888	36,765	30,072	36,271	41,148
7	400000	400,000	400,000	29,496	37,798	44,550	34,168	42,470	49,222
8	400000	400,000	400,000	33,590	44,344	53,385	38,052	48,806	57,847
9	400000	400,000	400,000	37,460	51,025	62,811	41,694	55,258	67,044
10	400000	400,000	400,000	41,072	57,810	72,847	45,065	61,803	76,840
15	400000	400,000	400,000	54,843	93,125	134,060	54,843	93,125	134,060
20	400000	400,000	418,314	59,906	130,408	221,330	59,906	130,408	221,330
25	400000	400,000	504,950	19,092	129,080	302,366	19,092	129,080	302,366
30		400,000	608,489		108,344	408,382		108,344	408,382
35		400,000	727,973		38,231	543,263		38,231	543,263
40			877,455			707,625			707,625
45			1,055,509			902,144			902,144
50			1,264,749			1,139,414			1,139,414
55			1,541,856			1,482,554			1,482,554

Assuming a fund fee average of 0.83%

0% gross =  –0.82% net

6% gross =    5.12% net

10% gross =  9.09% net

(1)	Assumes that no policy loans or partial surrenders have been made.
(2)	Values reflect the Alternative Cash Surrender Value for the first 10 Policy Years and the Cash Surrender Value thereafter.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a Policyowner and the investment experience of the portfolios of the Funds. The Life Insurance Benefit, Cash Value, Cash Surrender Value and, if applicable, Alternative Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

A-3

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL VI. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) at the Service Office noted on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on Our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page

Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

Information about CorpExec VUL VI, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL VI are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your registered representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

63

Statement of Additional Information

dated

May 1, 2014

for

Corporate Executive Series VI

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC CorpExec VUL VI Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL VI prospectus dated May 1, 2014 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL VI prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL VI prospectus.

Table of Contents

Page
Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

CorpExec VUL VI is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2013, 2012 and 2011 were $3,805,577, $4,155,017, and $3,882,621 respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2012, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $96,760 based on a percentage of the commissions its affiliated registered representatives received.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

2

FINANCIAL STATEMENTS

The consolidated balance sheets of NYLIAC as of December 31, 2013 and 2012, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2013 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

3

NYLIAC Corporate Sponsored

Variable Universal Life

Separate Account-I

Financial Statements

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities

As of December 31, 2013

	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

ASSETS:
Investment at net asset value	$44,886,272	$122,999,859	$154,381,868	$2,307,052	$9,167,166	$13,673,750	$7,766,938	$3,614,804	$1,819,450	$32,784,706
Dividends due and accrued	—	1,067	—	—	—	—	—	11,716	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	196	171,867	—	17,186	—	584	30,568	254,960	473,797	2,324,698
Net receivable from (payable to) the Fund for shares sold or purchased	(196)	(172,934)	—	(17,186)	—	(584)	(30,568)	(266,676)	(473,797)	(2,324,698)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	9	194	985	5	4	5	—	—	—	1

Total net assets	$44,886,263	$122,999,665	$154,380,883	$2,307,047	$9,167,162	$13,673,745	$7,766,938	$3,614,804	$1,819,450	$32,784,705

Total shares outstanding	3,205,497	122,990,161	6,281,727	172,432	268,113	1,439,629	594,239	387,359	163,388	3,195,471

Net asset value per share (NAV)	$14.00	$1.00	$24.58	$13.38	$34.19	$9.50	$13.07	$9.33	$11.14	$10.26

Total units outstanding	2,872,328	104,718,922	6,435,885	104,487	535,503	1,375,621	589,688	261,699	122,157	1,614,128

Variable accumulation unit value (lowest to highest)	$15.53 to $20.95	$1.15 to $1.31	$20.14 to $24.37	$18.68 to $24.65	$15.94 to $17.19	$9.89 to $9.94	$13.17 to $13.17	$13.81 to $13.81	$14.89 to $19.31	$20.28 to $28.97

Identified cost of investment	$47,479,835	$122,816,098	$110,596,961	$2,053,495	$6,324,157	$13,602,279	$6,230,950	$3,343,934	$1,421,910	$29,645,264

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Marketfield— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class

ASSETS:
Investment at net asset value	$318,945,682	$7,726,408	$46,256,932	$11,052,145	$330,697	$1,762	$3,199,651	$80,398,362	$195,121,721	$27,606,393
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	14,932	—	—	10,093	94,371	—	84,101	1,106,475	—	8,880
Net receivable from (payable to) the Fund for shares sold or purchased	(14,932)	—	—	(10,093)	(94,371)	—	(84,101)	(1,106,475)	—	(8,880)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,056	63	283	17	1	—	1	489	1,372	13

Total net assets	$318,943,626	$7,726,345	$46,256,649	$11,052,128	$330,696	$1,762	$3,199,650	$80,397,873	$195,120,349	$27,606,380

Total shares outstanding	18,077,409	436,610	3,348,992	885,976	14,483	158	252,975	4,968,822	5,191,582	2,004,366

Net asset value per share (NAV)	$17.64	$17.70	$13.81	$12.47	$22.83	$11.15	$12.65	$16.18	$37.58	$13.77

Total units outstanding	13,899,902	479,562	2,302,364	891,458	19,532	172	249,115	2,393,579	9,859,347	2,003,815

Variable accumulation unit value (lowest to highest)	$20.48 to $23.12	$16.11 to $16.11	$18.51 to $23.27	$12.35 to $12.41	$11.58 to $20.42	$10.25 to $10.25	$12.79 to $12.85	$26.16 to $34.81	$19.56 to $20.31	$13.71 to $13.78

Identified cost of investment	$229,489,329	$6,603,488	$43,433,853	$9,287,201	$170,344	$1,718	$2,619,890	$56,668,794	$135,328,449	$21,533,582

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger SMid Cap Growth Portfolio— Class I-2 Shares	AllianceBernstein VPS International Value Portfolio— Class A	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A	American Century Investments® VP Inflation Protection Fund—Class II	American Century Investments® VP Value Fund— Class II	American Funds® Asset Allocation FundSM — Class 2 Shares	American Funds® Global Growth FundSM— Class 1 Shares	American Funds® Global Small Capitalization FundSM— Class 2 Shares

ASSETS:
Investment at net asset value	$9,900,892	$5,237,755	$452,659	$24,809	$3,994,514	$648,118	$4,619,142	$2,561,907	$2,147,494	$841,496
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	262	129,062	29	—	363,462	—	—	1,047,315	571,650	—
Net receivable from (payable to) the Fund for shares sold or purchased	(262)	(129,062)	(29)	—	(363,462)	—	—	(1,047,315)	(571,650)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	6	—	—	—

Total net assets	$9,900,892	$5,237,755	$452,659	$24,809	$3,994,514	$648,118	$4,619,136	$2,561,907	$2,147,494	$841,496

Total shares outstanding	718,515	525,500	46,143	1,655	174,509	62,021	545,997	114,729	71,322	33,327

Net asset value per share (NAV)	$13.78	$9.97	$9.81	$14.99	$22.89	$10.45	$8.46	$22.33	$30.11	$25.25

Total units outstanding	500,002	487,060	32,077	3,571	217,337	67,835	259,022	167,143	131,916	60,426

Variable accumulation unit value (lowest to highest)	$19.80 to $19.80	$10.75 to $10.75	$14.11 to $14.11	$6.95 to $6.95	$18.38 to $18.38	$9.55 to $9.55	$17.59 to $18.94	$15.33 to $15.33	$16.28 to $16.28	$9.90 to $13.94

Identified cost of investment	$6,479,087	$4,709,637	$432,180	$21,424	$2,797,381	$692,880	$3,465,116	$1,289,911	$1,158,855	$699,237

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	American Funds® Growth FundSM— Class 2 Shares	American Funds® Growth-Income FundSM— Class 2 Shares	American Funds® International FundSM— Class 2 Shares	Davis Value Portfolio	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Global Small Cap Growth VIP— Class A	DWS Small Cap Index VIP— Class A

ASSETS:
Investment at net asset value	$12,534,772	$905,042	$22,758,133	$746,584	$2,417,326	$5,309,838	$3,315,372	$25,326	$724,509	$19,872,956
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	1,878,716	2,585	647	117,051	10,042	—	334,933	2,887,308
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	(1,878,716)	(2,585)	(647)	(117,051)	(10,042)	—	(334,933)	(2,887,308)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—	—	—

Total net assets	$12,534,772	$905,042	$22,758,133	$746,584	$2,417,326	$5,309,838	$3,315,372	$25,326	$724,509	$19,872,956

Total shares outstanding	160,826	17,957	1,076,035	55,385	198,304	127,273	180,379	539	41,855	1,123,401

Net asset value per share (NAV)	$77.94	$50.40	$21.15	$13.48	$12.19	$41.72	$18.38	$47.03	$17.31	$17.69

Total units outstanding	823,312	65,742	1,746,436	49,280	278,616	386,922	161,299	1,582	52,180	907,353

Variable accumulation unit value (lowest to highest)	$15.22 to $15.22	$13.77 to $13.77	$13.03 to $13.03	$15.14 to $15.14	$8.68 to $8.68	$13.72 to $13.72	$20.55 to $20.55	$15.99 to $15.99	$13.88 to $13.88	$21.90 to $21.90

Identified cost of investment	$9,151,777	$707,355	$17,700,543	$658,241	$2,087,038	$4,166,708	$2,109,100	$18,983	$371,103	$12,647,580

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	DWS Small Mid Cap Value VIP— Class A	Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity® VIP Equity- Income Portfolio—Initial Class	Fidelity® VIP Freedom 2010 Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Growth Portfolio—Initial Class	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class

ASSETS:
Investment at net asset value	$2,220,638	$29,225,738	$6,210,355	$11,997,468	$16,596,635	$8,115,209	$2,756,654	$2,135,734	$78,529,067	$10,678,565
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	65	846,682	297	—	17,321	11,569	—	434	2,867,458	525
Net receivable from (payable to) the Fund for shares sold or purchased	(65)	(846,682)	(297)	—	(17,321)	(11,569)	—	(434)	(2,867,458)	(525)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	13	—	—	—	—	—	—	1	10

Total net assets	$2,220,638	$29,225,725	$6,210,355	$11,997,468	$16,596,635	$8,115,209	$2,756,654	$2,135,734	$78,529,066	$10,678,555

Total shares outstanding	130,014	850,822	266,653	975,404	1,316,149	632,026	150,226	37,377	421,542	863,961

Net asset value per share (NAV)	$17.08	$34.35	$23.29	$12.30	$12.61	$12.84	$18.35	$57.14	$186.29	$12.36

Total units outstanding	155,589	1,246,293	340,268	752,772	1,038,659	509,098	164,009	113,800	3,978,711	677,713

Variable accumulation unit value (lowest to highest)	$14.27 to $14.27	$23.18 to $31.06	$18.25 to $22.13	$15.94 to $15.94	$14.01 to $15.98	$15.94 to $15.94	$16.81 to $16.81	$18.77 to $19.21	$19.74 to $23.91	$15.52 to $17.40

Identified cost of investment	$1,711,693	$21,081,093	$4,911,350	$11,016,273	$14,796,970	$6,634,672	$2,383,072	$1,631,597	$58,823,327	$11,263,856

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Money Market Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class(a)	Fidelity® VIP Value Leaders Portfolio— Initial Class	Fidelity® VIP Value Strategies Portfolio— Service Class 2	ING Russell™ Mid Cap Index Portfolio-I	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares

ASSETS:
Investment at net asset value	$33,930,644	$31,467,414	$11,719,087	$798,755	$22,858	$494,699	$6,081,108	$9,740,075	$3,396,119	$13,105,391
Dividends due and accrued	—	271	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	12,231	1,877,532	3,428	798,755	156	508	559	484,317	55,497	859,974
Net receivable from (payable to) the Fund for shares sold or purchased	(12,231)	(1,877,803)	(3,428)	(798,755)	(156)	(508)	(559)	(484,317)	(55,497)	(859,974)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	9	—	—	—	—	—	—	—	1	—

Total net assets	$33,930,635	$31,467,414	$11,719,087	$798,755	$22,858	$494,699	$6,081,108	$9,740,075	$3,396,118	$13,105,391

Total shares outstanding	932,416	31,467,411	567,785	48,853	1,652	34,212	379,832	489,697	222,114	371,047

Net asset value per share (NAV)	$36.39	$1.00	$20.64	$16.35	$13.84	$14.46	$16.01	$19.89	$15.29	$35.32

Total units outstanding	1,232,594	3,125,232	647,657	82,063	1,150	22,833	437,846	299,219	276,916	831,637

Variable accumulation unit value (lowest to highest)	$27.32 to $34.29	$10.07 to $10.07	$14.26 to $18.10	$9.73 to $9.73	$19.88 to $19.88	$21.67 to $21.67	$13.89 to $13.89	$32.55 to $32.55	$10.81 to $12.31	$15.76 to $15.76

Identified cost of investment	$30,083,626	$29,589,611	$9,246,849	$—	$19,761	$415,994	$4,794,495	$7,455,286	$3,002,264	$10,017,141

(a) The amount shown represents trade transacted on December 31, 2013.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund—Service Class	LVIP SSgA Bond Index Fund— Standard Class	LVIP SSgA Developed International 150 Fund—Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class

ASSETS:
Investment at net asset value	$376,758	$6,143,828	$3,616,265	$475,957	$4,023,349	$5,213,004	$12,466,151	$3,938,942	$649,780	$2,748,626
Dividends due and accrued	—	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	7,052	—	9,570	179	2,698	1,095,670	—	—	1,285,895
Net receivable from (payable to) the Fund for shares sold or purchased	—	(7,052)	—	(9,570)	(179)	(2,698)	(1,095,670)	—	—	(1,285,895)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	2	1	—	—	—	—	—

Total net assets	$376,758	$6,143,828	$3,616,265	$475,955	$4,023,348	$5,213,004	$12,466,151	$3,938,942	$649,780	$2,748,626

Total shares outstanding	24,901	104,203	67,796	12,207	303,420	222,493	275,794	357,695	68,463	277,163

Net asset value per share (NAV)	$15.13	$58.96	$53.34	$38.99	$13.26	$23.43	$45.20	$11.01	$9.49	$9.92

Total units outstanding	25,894	224,379	177,828	29,479	248,809	266,698	567,270	393,908	49,340	278,380

Variable accumulation unit value (lowest to highest)	$14.55 to $14.55	$27.38 to $27.38	$20.34 to $20.34	$15.68 to $16.77	$13.45 to $16.34	$19.53 to $24.60	$16.56 to $21.98	$10.00 to $10.00	$13.17 to $13.17	$9.87 to $9.87

Identified cost of investment	$322,032	$5,223,269	$2,789,014	$351,771	$3,196,144	$3,944,157	$9,415,257	$4,214,643	$612,017	$1,424,566

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	LVIP SSgA International Index Fund— Standard Class	MFS® Global Tactical Allocation Portfolio—Initial Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Oppenheimer Capital Appreciation Fund/VA—Non- Service Shares	Oppenheimer Core Bond Fund/ VA—Non- Service Shares	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares

ASSETS:
Investment at net asset value	$2,390,448	$2,512,440	$11,299,951	$95,889	$14,196	$20,581,882	$853,642	$161,701	$1,204	$5,846,990
Dividends due and accrued	—	—	—	—	—	—	—	—	—	1,567
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	1,402,129	898,719	—	—	4,239,289	—	—	—	254,596
Net receivable from (payable to) the Fund for shares sold or purchased	—	(1,402,129)	(898,719)	—	—	(4,239,289)	—	—	—	(256,163)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	1	—	—	—	—	—	—

Total net assets	$2,390,448	$2,512,440	$11,299,951	$95,888	$14,196	$20,581,882	$853,642	$161,701	$1,204	$5,846,990

Total shares outstanding	252,743	155,089	516,924	3,202	643	1,067,525	56,758	2,794	154	473,824

Net asset value per share (NAV)	$9.46	$16.20	$21.86	$29.95	$22.07	$19.28	$15.04	$57.88	$7.83	$12.34

Total units outstanding	182,134	198,219	748,088	3,917	561	980,182	68,802	11,454	112	439,667

Variable accumulation unit value (lowest to highest)	$13.12 to $13.12	$12.68 to $12.68	$15.11 to $15.11	$24.46 to $24.46	$25.23 to $25.23	$21.00 to $21.00	$12.41 to $12.41	$14.12 to $14.12	$10.89 to $10.89	$13.30 to $13.30

Identified cost of investment	$1,968,732	$1,053,514	$8,627,271	$59,761	$9,588	$12,648,451	$694,563	$113,051	$1,204	$5,963,899

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	PIMCO High Yield Portfolio—Administrative Class Shares	PIMCO Long-Term U.S. Government Portfolio— Administrative Class Shares	PIMCO Low Duration Portfolio—Administrative Class Shares	PIMCO Real Return Portfolio—Administrative Class Shares	PIMCO Total Return Portfolio—Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio

ASSETS:
Investment at net asset value	$1,969,979	$856,718	$8,180,570	$18,444,082	$66,907,622	$6,797,483	$33,317,368	$405,728	$3,074,367
Dividends due and accrued	8,813	1,335	4,273	267,469	265,759	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	15,959	261	1,486,094	937,645	5,634,443	681	2,836,438	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(24,772)	(1,596)	(1,490,367)	(1,205,114)	(5,900,202)	(681)	(2,836,438)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	1	—	—	5

Total net assets	$1,969,979	$856,718	$8,180,570	$18,444,082	$66,907,622	$6,797,482	$33,317,368	$405,728	$3,074,362

Total shares outstanding	244,111	86,189	771,025	1,463,816	6,093,590	529,812	1,755,393	28,919	195,570

Net asset value per share (NAV)	$8.07	$9.94	$10.61	$12.60	$10.98	$12.83	$18.98	$14.03	$15.72

Total units outstanding	144,132	49,440	569,334	1,216,741	3,885,445	329,210	1,439,488	22,518	167,829

Variable accumulation unit value (lowest to highest)	$13.67 to $13.67	$17.34 to $17.34	$14.37 to $14.37	$14.79 to $15.13	$14.34 to $17.23	$20.19 to $20.66	$23.15 to $23.15	$18.02 to $18.02	$18.13 to $18.38

Identified cost of investment	$1,956,969	$1,016,466	$6,717,534	$19,381,875	$63,192,874	$5,829,892	$22,081,783	$341,454	$2,663,541

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Capital Preservation ETF Portfolio— Class 2 Shares	TOPS® Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares

ASSETS:
Investment at net asset value	$4,448,855	$7,646,472	$16,905,834	$23,818	$10,648	$43,220	$16,279	$110,374	$9,663	$173,087
Dividends due and accrued	4,610	—	—	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	149,235	394	15,443	—	—	—	288	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(153,845)	(394)	(15,443)	—	—	—	(288)	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	—	—	—	—

Total net assets	$4,448,855	$7,646,472	$16,905,834	$23,818	$10,648	$43,220	$16,279	$110,374	$9,663	$173,087

Total shares outstanding	906,081	287,786	792,585	1,941	925	3,918	1,247	9,623	825	14,545

Net asset value per share (NAV)	$4.91	$26.57	$21.33	$12.27	$11.51	$11.03	$13.05	$11.47	$11.71	$11.90

Total units outstanding	335,191	339,653	847,542	1,606	851	3,691	1,140	9,339	762	14,014

Variable accumulation unit value (lowest to highest)	$13.28 to $13.74	$22.51 to $22.51	$19.95 to $19.95	$14.83 to $14.83	$12.51 to $12.51	$11.71 to $11.71	$14.28 to $14.28	$11.82 to $11.82	$12.67 to $12.67	$12.35 to $12.35

Identified cost of investment	$4,299,492	$6,930,216	$14,848,019	$22,067	$10,462	$43,084	$15,338	$106,725	$9,228	$163,744

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2013

	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares

ASSETS:
Investment at net asset value	$161,346	$6,527,654	$10,086,899	$385,150	$540,270
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	267,116	—	—	249
Net receivable from (payable to) the Fund for shares sold or purchased	—	(267,116)	—	—	(249)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1	—	—

Total net assets	$161,346	$6,527,654	$10,086,898	$385,150	$540,270

Total shares outstanding	13,802	794,119	640,845	37,285	50,969

Net asset value per share (NAV)	$11.69	$8.22	$15.74	$10.33	$10.60

Total units outstanding	12,073	325,402	423,881	31,748	43,550

Variable accumulation unit value (lowest to highest)	$13.36 to $13.36	$18.35 to $20.08	$23.77 to $28.64	$12.13 to $12.13	$12.24 to $12.41

Identified cost of investment	$158,157	$6,838,172	$9,867,495	$369,222	$569,285

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations

For the year ended December 31, 2013

	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP DFA/DuPont Capital Emerging Markets Equity— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$893,093	$12,193	$2,152,169	$45,384	$63,387	$101,422	$7,154	$99,296	$67,393	$1,577,765
Mortality and expense risk charges	(3,410)	(34,481)	(316,038)	(1,531)	(1,054)	1,119	—	—	—	(554)

Net investment income (loss)	889,683	(22,288)	1,836,131	43,853	62,333	102,541	7,154	99,296	67,393	1,577,211

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	8,231,254	28,254,317	2,496,894	121,512	565,571	5,356,291	2,438,020	3,333,302	1,921,511	9,813,082
Cost of investments sold	(8,402,778)	(28,251,923)	(1,863,957)	(109,325)	(391,053)	(5,418,962)	(2,127,157)	(3,318,276)	(1,961,214)	(9,124,076)

Net realized gain (loss) on investments	(171,524)	2,394	632,937	12,187	174,518	(62,671)	310,863	15,026	(39,703)	689,006
Realized gain distribution received	752,398	—	—	126,154	—	—	—	—	3,705	—
Change in unrealized appreciation (depreciation) on investments	(2,307,597)	10,563	38,118,363	176,331	1,484,048	(777,482)	1,406,907	(16,173)	(87,463)	(393,324)

Net gain (loss) on investments	(1,726,723)	12,957	38,751,300	314,672	1,658,566	(840,153)	1,717,770	(1,147)	(123,461)	295,682

Net increase (decrease) in net assets resulting from operations	$(837,040)	$(9,331)	$40,587,431	$358,525	$1,720,899	$(737,612)	$1,724,924	$98,149	$(56,068)	$1,872,893

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Marketfield— Initial Class(a)	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$4,556,928	$322,920	$507,863	$148,051	$694	$—	$67,750	$723,031	$2,828,272	$328,512
Mortality and expense risk charges	(676,005)	(22,484)	(98,385)	(4,301)	(239)	—	(267)	(154,215)	(453,270)	12,358

Net investment income (loss)	3,880,923	300,436	409,478	143,750	455	—	67,483	568,816	2,375,002	340,870

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,642,466	2,196,433	2,493,742	1,391,061	23,031	6	903,704	2,540,966	8,968,546	8,427,077
Cost of investments sold	(3,681,693)	(1,889,964)	(2,394,323)	(1,272,266)	(15,641)	(6)	(763,921)	(2,104,087)	(6,927,386)	(7,049,040)

Net realized gain (loss) on investments	960,773	306,469	99,419	118,795	7,390	—	139,783	436,879	2,041,160	1,378,037
Realized gain distribution received	—	—	—	15,900	1,219	—	37,409	4,311,091	—	204,590
Change in unrealized appreciation (depreciation) on investments	68,877,045	647,798	5,524,235	1,477,979	38,995	44	309,432	18,180,811	43,069,226	4,733,728

Net gain (loss) on investments	69,837,818	954,267	5,623,654	1,612,674	47,604	44	486,624	22,928,781	45,110,386	6,316,355

Net increase (decrease) in net assets resulting from operations	$73,718,741	$1,254,703	$6,033,132	$1,756,424	$48,059	$44	$554,107	$23,497,597	$47,485,388	$6,657,225

(a) For the period November 15, 2013 (commencement of Investment Division) through December 31, 2013.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger SMid Cap Growth Portfolio— Class I-2 Shares	Alliance Bernstein VPS International Value Portfolio— Class A	Alliance Bernstein VPS Small/Mid Cap Value Portfolio— Class A	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds® Asset Allocation FundSM— Class 2 Shares	American Funds® Global Growth FundSM— Class 1 Shares	American Funds® Global Small Capitalization FundSM— Class 2 Shares

INVESTMENT INCOME (LOSS):
Dividend income	$58,834	$54,152	$—	$1,408	$20,222	$5,209	$63,149	$19,787	$20,039	$11,478
Mortality and expense risk charges	—	—	—	—	—	—	(2,030)	—	—	(7)

Net investment income (loss)	58,834	54,152	—	1,408	20,222	5,209	61,119	19,787	20,039	11,471

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	938,726	356,387	35,945	2,338	1,816,454	5,741	401,240	299,812	34,687	953,959
Cost of investments sold	(698,589)	(351,116)	(35,105)	(2,210)	(1,355,597)	(6,371)	(301,922)	(232,416)	(29,283)	(767,685)

Net realized gain (loss) on investments	240,137	5,271	840	128	460,857	(630)	99,318	67,396	5,404	186,274
Realized gain distribution received	—	—	78,431	—	187,713	11,548	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	2,192,660	415,510	27,942	3,227	537,243	(45,025)	954,401	160,512	293,687	87,198

Net gain (loss) on investments	2,432,797	420,781	107,213	3,355	1,185,813	(34,107)	1,053,719	227,908	299,091	273,472

Net increase (decrease) in net assets resulting from operations	$2,491,631	$474,933	$107,213	$4,763	$1,206,035	$(28,898)	$1,114,838	$247,695	$319,130	$284,943

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	American Funds® Growth FundSM— Class 2 Shares	American Funds® Growth-Income FundSM— Class 2 Shares	American Funds® International FundSM— Class 2 Shares	Davis Value Portfolio	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Global Small Cap Growth VIP— Class A	DWS Small Cap Index VIP— Class A

INVESTMENT INCOME (LOSS):
Dividend income	$101,100	$10,876	$261,389	$5,915	$57,341	$30,790	$—	$—	$58	$235,646
Mortality and expense risk charges	—	—	—	—	—	—	—	—	—	—

Net investment income (loss)	101,100	10,876	261,389	5,915	57,341	30,790	—	—	58	235,646

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,262,394	362,065	8,324,747	38,688	2,471,210	906,052	296,590	874	6,382	3,765,538
Cost of investments sold	(888,405)	(237,020)	(7,408,025)	(35,482)	(2,130,071)	(811,270)	(192,478)	(908)	(5,920)	(2,440,202)

Net realized gain (loss) on investments	373,989	125,045	916,722	3,206	341,139	94,782	104,112	(34)	462	1,325,336
Realized gain distribution received	—	—	—	50,025	—	195,226	—	—	614	566,471
Change in unrealized appreciation (depreciation) on investments	2,284,946	87,099	2,435,908	113,645	268,526	895,164	706,650	8,428	18,535	2,604,387

Net gain (loss) on investments	2,658,935	212,144	3,352,630	166,876	609,665	1,185,172	810,762	8,394	19,611	4,496,194

Net increase (decrease) in net assets resulting from operations	$2,760,035	$223,020	$3,614,019	$172,791	$667,006	$1,215,962	$810,762	$8,394	$19,669	$4,731,840

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	DWS Small Mid Cap Value VIP— Class A	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity- Income Portfolio— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$22,228	$275,388	$144,338	$196,158	$282,949	$129,623	$39,868	$5,272	$1,320,107	$262,188
Mortality and expense risk charges	—	(4,274)	(11)	—	(12)	—	—	(39)	(394)	(3,742)

Net investment income (loss)	22,228	271,114	144,327	196,158	282,937	129,623	39,868	5,233	1,319,713	258,446

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,077,648	8,790,244	829,582	1,878,637	3,722,843	1,602,557	576,757	669,636	20,798,462	2,129,102
Cost of investments sold	(770,912)	(6,229,207)	(387,662)	(1,686,268)	(3,225,080)	(1,012,764)	(493,112)	(543,708)	(14,693,759)	(2,121,260)

Net realized gain (loss) on investments	306,736	2,561,037	441,920	192,369	497,763	589,793	83,645	125,928	6,104,703	7,842
Realized gain distribution received	—	7,333	381,728	112,881	197,394	102,751	25,687	1,255	661,351	134,477
Change in unrealized appreciation (depreciation) on investments	312,988	4,280,814	402,368	771,037	1,296,559	603,564	343,463	366,603	10,880,126	(601,745)

Net gain (loss) on investments	619,724	6,849,184	1,226,016	1,076,287	1,991,716	1,296,108	452,795	493,786	17,646,180	(459,426)

Net increase (decrease) in net assets resulting from operations	$641,952	$7,120,298	$1,370,343	$1,272,445	$2,274,653	$1,425,731	$492,663	$499,019	$18,965,893	$(200,980)

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Money Market Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class(a)	Fidelity® VIP Value Leaders Portfolio— Initial Class	Fidelity® VIP Value Strategies Portfolio— Service Class 2	ING Russell™ Mid Cap Index Portfolio-I	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares

INVESTMENT INCOME (LOSS):
Dividend income	$154,170	$10,405	$146,133	$—	$153	$3,344	$58,916	$55,454	$124,491	$133,777
Mortality and expense risk charges	(2,763)	—	(19)	—	—	—	—	—	(245)	—

Net investment income (loss)	151,407	10,405	146,114	—	153	3,344	58,916	55,454	124,246	133,777

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,734,435	25,823,555	5,052,724	—	20,823	540,921	478,252	1,526,143	532,547	2,222,042
Cost of investments sold	(7,291,131)	(25,823,555)	(4,350,809)	—	(17,785)	(395,064)	(352,718)	(998,247)	(390,395)	(1,799,902)

Net realized gain (loss) on investments	443,304	—	701,915	—	3,038	145,857	125,534	527,896	142,152	422,140
Realized gain distribution received	3,873,112	—	40,060	—	—	—	147,038	—	—	—
Change in unrealized appreciation (depreciation) on investments	4,684,972	—	1,878,527	—	2,884	881	1,191,830	1,347,943	(189,575)	1,337,195

Net gain (loss) on investments	9,001,388	—	2,620,502	—	5,922	146,738	1,464,402	1,875,839	(47,423)	1,759,335

Net increase (decrease) in net assets resulting from operations	$9,152,795	$10,405	$2,766,616	$—	$6,075	$150,082	$1,523,318	$1,931,293	$76,823	$1,893,112

(a) For the period November 15, 2013 (commencement of Investment Division) through December 31, 2013.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class	LVIP SSgA Bond Index Fund— Standard Class	LVIP SSgA Developed International 150 Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class

INVESTMENT INCOME (LOSS):
Dividend income	$2,343	$24,900	$21,849	$5,063	$49,117	$20,417	$36,069	$94,091	$16,268	$29,410
Mortality and expense risk charges	—	—	—	(593)	(434)	(86)	(18)	—	—	—

Net investment income (loss)	2,343	24,900	21,849	4,470	48,683	20,331	36,051	94,091	16,268	29,410

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	207,124	4,422,523	769,170	122,822	788,422	1,983,716	3,042,005	897,899	3,680	749,402
Cost of investments sold	(170,531)	(3,424,393)	(621,059)	(114,408)	(641,141)	(1,481,825)	(2,384,879)	(958,067)	(3,353)	(752,344)

Net realized gain (loss) on investments	36,593	998,130	148,111	8,414	147,281	501,891	657,126	(60,168)	327	(2,942)
Realized gain distribution received	23,654	—	—	—	—	—	770,613	15,486	—	—
Change in unrealized appreciation (depreciation) on investments	32,475	376,039	666,524	90,753	526,030	687,636	1,619,907	(175,587)	37,764	29,570

Net gain (loss) on investments	92,722	1,374,169	814,635	99,167	673,311	1,189,527	3,047,646	(220,269)	38,091	26,628

Net increase (decrease) in net assets resulting from operations	$95,065	$1,399,069	$836,484	$103,637	$721,994	$1,209,858	$3,083,697	$(126,178)	$54,359	$56,038

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	LVIP SSgA International Index Fund— Standard Class	MFS® Global Tactical Allocation Portfolio— Initial Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Core Bond Fund/ VA— Non-Service Shares	PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares

INVESTMENT INCOME (LOSS):
Dividend income	$39,271	$10,578	$111,102	$932	$—	$173,105	$7,029	$1,367	$63	$51,205
Mortality and expense risk charges	—	—	—	(212)	—	—	—	—	—	—

Net investment income (loss)	39,271	10,578	111,102	720	—	173,105	7,029	1,367	63	51,205

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	220,069	65,572	194,765	1,493	513	6,590,266	193,620	6,788	71	3,173,875
Cost of investments sold	(184,946)	(59,874)	(158,336)	(1,016)	(435)	(4,572,570)	(166,821)	(5,247)	(70)	(3,495,861)

Net realized gain (loss) on investments	35,123	5,698	36,429	477	78	2,017,696	26,799	1,541	1	(321,986)
Realized gain distribution received	—	—	—	—	101	44,538	—	—	—	39,318
Change in unrealized appreciation (depreciation) on investments	366,276	44,324	1,498,229	22,057	4,065	2,150,566	132,116	33,395	(66)	(229,188)

Net gain (loss) on investments	401,399	50,022	1,534,658	22,534	4,244	4,212,800	158,915	34,936	(65)	(511,856)

Net increase (decrease) in net assets resulting from operations	$440,670	$60,600	$1,645,760	$23,254	$4,244	$4,385,905	$165,944	$36,303	$(2)	$(460,651)

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	PIMCO High Yield Portfolio— Administrative Class Shares	PIMCO Long-Term U.S. Government Portfolio— Administrative Class Shares	PIMCO Low Duration Portfolio— Administrative Class Shares	PIMCO Real Return Portfolio— Administrative Class Shares	PIMCO Total Return Portfolio— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited- Term Bond Portfolio

INVESTMENT INCOME (LOSS):
Dividend income	$118,275	$68,769	$80,369	$322,398	$1,356,036	$32,992	$7,946	$8,282	$24,467	$71,271
Mortality and expense risk charges	—	—	—	(5)	(17)	(157)	—	—	(1,814)	(11)

Net investment income (loss)	118,275	68,769	80,369	322,393	1,356,019	32,835	7,946	8,282	22,653	71,260

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,992,235	2,934,411	1,178,938	9,001,482	18,744,909	1,067,433	6,828,053	525,520	981,479	7,836,152
Cost of investments sold	(1,920,468)	(3,708,857)	(1,158,562)	(9,203,820)	(18,725,547)	(875,702)	(4,227,667)	(394,969)	(832,758)	(7,897,989)

Net realized gain (loss) on investments	71,767	(774,446)	20,376	(202,338)	19,362	191,731	2,600,386	130,551	148,721	(61,837)
Realized gain distribution received	—	37,569	—	142,023	544,937	172,898	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(85,052)	255,373	(107,791)	(2,336,297)	(3,206,653)	811,978	5,449,609	426	218,111	1,764

Net gain (loss) on investments	(13,285)	(481,504)	(87,415)	(2,396,612)	(2,642,354)	1,176,607	8,049,995	130,977	366,832	(60,073)

Net increase (decrease) in net assets resulting from operations	$104,990	$(412,735)	$(7,046)	$(2,074,219)	$(1,286,335)	$1,209,442	$8,057,941	$139,259	$389,485	$11,187

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Capital Preservation ETF Portfolio— Class 2 Shares	TOPS® Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares

INVESTMENT INCOME (LOSS):
Dividend income	$—	$236,775	$154	$18	$243	$14	$546	$63	$1,054	$259
Mortality and expense risk charges	—	—	—	—	—	—	—	—	—	—

Net investment income (loss)	—	236,775	154	18	243	14	546	63	1,054	259

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	6,120,475	2,243,755	262	311	30,607	5,376	959	5,076	1,874	574
Cost of investments sold	(4,514,772)	(1,787,820)	(252)	(306)	(30,444)	(5,110)	(872)	(4,813)	(1,655)	(564)

Net realized gain (loss) on investments	1,605,703	455,935	10	5	163	266	87	263	219	10
Realized gain distribution received	1,110,922	1,010,638	30	—	164	—	—	—	—	88
Change in unrealized appreciation (depreciation) on investments	182,230	854,849	1,751	186	74	653	3,480	420	9,030	3,189

Net gain (loss) on investments	2,898,855	2,321,422	1,791	191	401	919	3,567	683	9,249	3,287

Net increase (decrease) in net assets resulting from operations	$2,898,855	$2,558,197	$1,945	$209	$644	$933	$4,113	$746	$10,303	$3,546

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2013

	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares

INVESTMENT INCOME (LOSS):
Dividend income	$254,619	$126,919	$—	$38,699
Mortality and expense risk charges	(184)	(201)	—	(11)

Net investment income (loss)	254,435	126,718	—	38,688

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,834,537	4,071,629	10,338	1,459,274
Cost of investments sold	(2,676,390)	(2,776,726)	(10,345)	(1,579,015)

Net realized gain (loss) on investments	158,147	1,294,903	(7)	(119,741)
Realized gain distribution received	78,044	—	1,016	313
Change in unrealized appreciation (depreciation) on investments	(1,051,136)	(1,376,166)	15,882	(74,467)

Net gain (loss) on investments	(814,945)	(81,263)	16,891	(193,895)

Net increase (decrease) in net assets resulting from operations	$(560,510)	$45,455	$16,891	$(155,207)

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP Bond— Initial Class		MainStay VP Cash Management— Initial Class		MainStay VP Common Stock— Initial Class		MainStay VP Convertible— Initial Class		MainStay VP Cornerstone Growth— Initial Class		MainStay VP DFA/ DuPont Capital Emerging Markets Equity— Initial Class		MainStay VP Eagle Small Cap Growth— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012(a)	2013	2012(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$889,683	$1,249,908	$(22,288)	$(17,604)	$1,836,131	$1,562,321	$43,853	$32,190	$62,333	$27,479	$102,541	$(598)	$7,154	$—
Net realized gain (loss) on investments	(171,524)	113,234	2,394	(3,024)	632,937	771,240	12,187	(4,895)	174,518	392,436	(62,671)	(101,413)	310,863	(74,285)
Realized gain distribution received	752,398	1,734,372	—	—	—	—	126,154	4,216	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,307,597)	(824,727)	10,563	3,028	38,118,363	14,226,534	176,331	46,368	1,484,048	576,459	(777,482)	848,368	1,406,907	98,514

Net increase (decrease) in net assets resulting from operations	(837,040)	2,272,787	(9,331)	(17,600)	40,587,431	16,560,095	358,525	77,879	1,720,899	996,374	(737,612)	746,357	1,724,924	24,229

Contributions and (Withdrawals):
Payments received from policyowners	95,717	199,445	6,290,689	9,772,023	60,647	120,366	269,928	87,428	21,150	29,420	1,418,079	411,122	560,062	355,147
Cost of insurance	(455,923)	(538,230)	(2,551,495)	(2,742,996)	(964,519)	(771,589)	(36,856)	(21,249)	(68,032)	(62,772)	(216,721)	(158,144)	(136,190)	(99,245)
Policyowners’ surrenders	(25,544)	(40,040)	(5,183,877)	(721,082)	(28,672)	(64,428)	(64,276)	(15,619)	(36,943)	(8,309)	(912,993)	(66,756)	(988,008)	(29,021)
Net transfers from (to) Fixed Account	(205,846)	554,753	72,030	5,520,721	179,065	(138,253)	273,806	24,924	160,523	(35,864)	862,503	108,026	106,220	(194,855)
Transfers between Investment Divisions	(4,162,078)	(7,463)	(3,148,597)	(6,948,845)	(167,842)	(1,070,083)	336,025	283,663	626,978	(913,079)	(654,452)	12,890,924	1,092,193	5,351,917
Policyowners’ death benefits	(36,349)	(267,103)	(465,141)	(457,594)	(490,085)	(811,334)	(1,202)	(11,858)	(6,450)	(47,172)	(5,760)	(10,828)	(435)	—

Net contributions and (withdrawals)	(4,790,023)	(98,638)	(4,986,391)	4,422,227	(1,411,406)	(2,735,321)	777,425	347,289	697,226	(1,037,776)	490,656	13,174,344	633,842	5,383,943

Increase (decrease) in net assets	(5,627,063)	2,174,149	(4,995,722)	4,404,627	39,176,025	13,824,774	1,135,950	425,168	2,418,125	(41,402)	(246,956)	13,920,701	2,358,766	5,408,172
NET ASSETS:
Beginning of period	50,513,326	48,339,177	127,995,387	123,590,760	115,204,858	101,380,084	1,171,097	745,929	6,749,037	6,790,439	13,920,701	—	5,408,172	—

End of period	$44,886,263	$50,513,326	$122,999,665	$127,995,387	$154,380,883	$115,204,858	$2,307,047	$1,171,097	$9,167,162	$6,749,037	$13,673,745	$13,920,701	$7,766,938	$5,408,172

(a) For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP High Yield Corporate Bond—Initial Class		MainStay VP ICAP Select Equity—Initial Class		MainStay VP Income Builder— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$99,296	$46,088	$67,393	$73,822	$1,577,211	$1,537,991	$3,880,923	$4,540,986	$300,436	$277,118
Net realized gain (loss) on investments	15,026	4,521	(39,703)	14,141	689,006	277,256	960,773	421,936	306,469	12,803
Realized gain distribution received	—	—	3,705	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(16,173)	25,226	(87,463)	11,618	(393,324)	1,442,195	68,877,045	28,085,268	647,798	638,548

Net increase (decrease) in net assets resulting from operations	98,149	75,835	(56,068)	99,581	1,872,893	3,257,442	73,718,741	33,048,190	1,254,703	928,469

Contributions and (Withdrawals):
Payments received from policyowners	384,676	81,420	713,220	255,783	3,986,296	2,197,290	293,450	237,465	—	—
Cost of insurance	(43,523)	(26,289)	(39,427)	(75,963)	(469,901)	(441,051)	(2,006,882)	(1,594,238)	(90,722)	(92,099)
Policyowners’ surrenders	(81,751)	(2,100)	(925,454)	(133,735)	(1,575,335)	(190,930)	(205,977)	(44,674)	—	—
Net transfers from (to) Fixed Account	209,789	(22,277)	9,144	(95,284)	629,353	(265,211)	138,246	135,294	(527,511)	(219,049)
Transfers between Investment Divisions	1,793,926	279,231	(722,540)	349,323	(1,261,522)	4,205,896	1,291,984	(215,863)	—	—
Policyowners’ death benefits	—	—	—	—	(3,391)	(91,693)	(993,736)	(1,713,925)	(177,459)	—

Net contributions and (withdrawals)	2,263,117	309,985	(965,057)	300,124	1,305,500	5,414,301	(1,482,915)	(3,195,941)	(795,692)	(311,148)

Increase (decrease) in net assets	2,361,266	385,820	(1,021,125)	399,705	3,178,393	8,671,743	72,235,826	29,852,249	459,011	617,321
NET ASSETS:
Beginning of period	1,253,538	867,718	2,840,575	2,440,870	29,606,312	20,934,569	246,707,800	216,855,551	7,267,334	6,650,013

End of period	$3,614,804	$1,253,538	$1,819,450	$2,840,575	$32,784,705	$29,606,312	$318,943,626	$246,707,800	$7,726,345	$7,267,334

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP International Equity—Initial Class		MainStay VP Janus Balanced—Initial Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP Marketfield— Initial Class	MainStay VP MFS® Utilities—Initial Class		MainStay VP Mid Cap Core—Initial Class
	2013	2012	2013	2012(a)	2013	2012	2013(b)	2013	2012(a)	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$409,478	$632,340	$143,750	$(3,383)	$455	$(223)	$—	$67,483	$(146)	$568,816	$296,209
Net realized gain (loss) on investments	99,419	(449,376)	118,795	43,536	7,390	2,487	—	139,783	5,077	436,879	230,286
Realized gain distribution received	—	—	15,900	—	1,219	—	—	37,409	—	4,311,091	4,397,136
Change in unrealized appreciation (depreciation) on investments	5,524,235	7,070,723	1,477,979	276,873	38,995	6,993	44	309,432	186,228	18,180,811	3,449,199

Net increase (decrease) in net assets resulting from operations	6,033,132	7,253,687	1,756,424	317,026	48,059	9,257	44	554,107	191,159	23,497,597	8,372,830

Contributions and (Withdrawals):
Payments received from policyowners	180,849	416,584	830,128	473,890	104,062	610	—	284,899	154,418	1,266,144	113,224
Cost of insurance	(1,277,069)	(1,304,151)	(206,956)	(208,137)	(8,263)	(7,039)	(6)	(77,706)	(54,975)	(500,034)	(384,371)
Policyowners’ surrenders	(167,815)	(9,002)	(484,242)	(38,227)	—	—	—	(358,461)	(100,477)	(517,490)	(21,465)
Net transfers from (to) Fixed Account	47,278	(56,211)	279,876	(162,892)	105,590	3,356	—	121,168	6,608	62,911	173,039
Transfers between Investment Divisions	505,248	(5,296,449)	519,629	7,981,025	2,546	(3)	1,724	(170,846)	2,662,079	582,819	(352,458)
Policyowners’ death benefits	(350,043)	(127,267)	—	(5,416)	—	—	—	—	(12,323)	(226,899)	(379,967)

Net contributions and (withdrawals)	(1,061,552)	(6,376,496)	938,435	8,040,243	203,935	(3,076)	1,718	(200,946)	2,655,330	667,451	(851,998)

Increase (decrease) in net assets	4,971,580	877,191	2,694,859	8,357,269	251,994	6,181	1,762	353,161	2,846,489	24,165,048	7,520,832
NET ASSETS:
Beginning of period	41,285,069	40,407,878	8,357,269	—	78,702	72,521	—	2,846,489	—	56,232,825	48,711,993

End of period	$46,256,649	$41,285,069	$11,052,128	$8,357,269	$330,696	$78,702	$1,762	$3,199,650	$2,846,489	$80,397,873	$56,232,825

(a) For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

(b) For the period November 15, 2013 (commencement of Investment Division) through December 31, 2013.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MainStay VP S&P 500 Index— Initial Class		MainStay VP T. Rowe Price Equity Income—Initial Class		MainStay VP U.S. Small Cap—Initial Class		MainStay VP Van Eck Global Hard Assets—Initial Class		Alger Small Cap Growth Portfolio— Class I-2 Shares		Alger SMid Cap Growth Portfolio— Class I-2 Shares
	2013	2012	2013	2012(a)	2013	2012	2013	2012(a)	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,375,002	$2,098,717	$340,870	$(2,338)	$58,834	$31,372	$54,152	$—	$—	$—	$—	$—
Net realized gain (loss) on investments	2,041,160	978,814	1,378,037	(35,030)	240,137	259,825	5,271	(8,129)	—	2,180	840	453
Realized gain distribution received	—	—	204,590	—	—	—	—	—	—	—	78,431	17,716
Change in unrealized appreciation (depreciation) on investments	43,069,226	17,615,039	4,733,728	1,330,203	2,192,660	551,012	415,510	(16,455)	—	(589)	27,942	2,967

Net increase (decrease) in net assets resulting from operations	47,485,388	20,692,570	6,657,225	1,292,835	2,491,631	842,209	474,933	(24,584)	—	1,591	107,213	21,136

Contributions and (Withdrawals):
Payments received from policyowners	231,036	804,659	1,368,783	643,138	102,568	34,302	473,746	98,159	—	279	56,835	154,856
Cost of insurance	(5,579,201)	(5,331,426)	(581,534)	(387,400)	(70,230)	(84,747)	(69,640)	(35,520)	—	(280)	(7,598)	(4,812)
Policyowners’ surrenders	(119,675)	(18,913)	(2,044,754)	(541,336)	(675,241)	(52,126)	(59,587)	(805)	—	—	(3,473)	(285)
Net transfers from (to) Fixed Account	(15,067)	5,364	(182,489)	275,606	(1,795)	6,584	31,497	(10,758)	—	—	6,361	(1,809)
Transfers between Investment Divisions	2,989,042	271,275	(1,180,606)	22,341,335	1,300,975	(830,538)	1,403,888	3,002,792	—	(14,128)	(4,999)	5,305
Policyowners’ death benefits	(1,591,145)	(435,487)	(54,423)	—	—	(48,450)	—	(46,366)	—	—	—	—

Net contributions and (withdrawals)	(4,085,010)	(4,704,528)	(2,675,023)	22,331,343	656,277	(974,975)	1,779,904	3,007,502	—	(14,129)	47,126	153,255

Increase (decrease) in net assets	43,400,378	15,988,042	3,982,202	23,624,178	3,147,908	(132,766)	2,254,837	2,982,918	—	(12,538)	154,339	174,391
NET ASSETS:
Beginning of period	151,719,971	135,731,929	23,624,178	—	6,752,984	6,885,750	2,982,918	—	—	12,538	298,320	123,929

End of period	$195,120,349	$151,719,971	$27,606,380	$23,624,178	$9,900,892	$6,752,984	$5,237,755	$2,982,918	$—	$—	$452,659	$298,320

(a) For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	AllianceBernstein VPS International Value Portfolio— Class A		AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A		American Century Investments® VP Inflation Protection Fund—Class II		American Century Investments® VP Value Fund—Class II		American Funds® Asset Allocation FundSM—Class 2 Shares		American Funds® Global Growth FundSM— Class 1 Shares
	2013	2012	2013	2012	2013	2012(a)	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,408	$348	$20,222	$18,722	$5,209	$3,018	$61,119	$57,304	$19,787	$15,567	$20,039	$10,601
Net realized gain (loss) on investments	128	(136,319)	460,857	116,777	(630)	6	99,318	97,687	67,396	21,641	5,404	18,687
Realized gain distribution received	—	—	187,713	109,109	11,548	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,227	123,092	537,243	240,855	(45,025)	263	954,401	259,578	160,512	54,700	293,687	152,467

Net increase (decrease) in net assets resulting from operations	4,763	(12,879)	1,206,035	485,463	(28,898)	3,287	1,114,838	414,569	247,695	91,908	319,130	181,755

Contributions and (Withdrawals):
Payments received from policyowners	—	20,333	642,267	125,947	9,405	1	321,906	443,878	1,298,141	148,960	713,056	134,913
Cost of insurance	(454)	(5,143)	(67,604)	(43,661)	(3,342)	(799)	(60,461)	(55,724)	(37,296)	(23,652)	(19,223)	(18,366)
Policyowners’ surrenders	—	(1,369)	(141,701)	(273)	(2,606)	—	(292,872)	(15,252)	(87,206)	(17,971)	(1,064)	(123,216)
Net transfers from (to) Fixed Account	(1,885)	(162)	(417,974)	20,723	13,605	—	11,795	111,332	63,651	127,219	55,049	193,934
Transfers between Investment Divisions	—	(571,745)	(573,691)	803,059	332,014	325,457	94,092	(375,173)	188,612	152,496	107,286	(122,595)
Policyowners’ death benefits	—	—	(37,403)	(4,260)	(6)	—	—	—	(986)	—	—	—

Net contributions and (withdrawals)	(2,339)	(558,086)	(596,106)	901,535	349,070	324,659	74,460	109,061	1,424,916	387,052	855,104	64,670

Increase (decrease) in net assets	2,424	(570,965)	609,929	1,386,998	320,172	327,946	1,189,298	523,630	1,672,611	478,960	1,174,234	246,425
NET ASSETS:
Beginning of period	22,385	593,350	3,384,585	1,997,587	327,946	—	3,429,838	2,906,208	889,296	410,336	973,260	726,835

End of period	$24,809	$22,385	$3,994,514	$3,384,585	$648,118	$327,946	$4,619,136	$3,429,838	$2,561,907	$889,296	$2,147,494	$973,260

(a) For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	American Funds® Global Small Capitalization FundSM—Class 2 Shares		American Funds® Growth FundSM— Class 2 Shares		American Funds® Growth- Income FundSM—Class 2 Shares		American Funds® International FundSM—Class 2 Shares		Calvert VP SRI Balanced Portfolio		Davis Value Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11,471	$17,804	$101,100	$72,348	$10,876	$10,969	$261,389	$205,229	$—	$—	$5,915	$7,663
Net realized gain (loss) on investments	186,274	(73,276)	373,989	275,006	125,045	22,234	916,722	130,433	—	140	3,206	(11,081)
Realized gain distribution received	—	—	—	—	—	—	—	—	—	—	50,025	28,095
Change in unrealized appreciation (depreciation) on investments	87,198	197,385	2,284,946	965,206	87,099	69,792	2,435,908	1,671,068	—	1,298	113,645	28,534

Net increase (decrease) in net assets resulting from operations	284,943	141,913	2,760,035	1,312,560	223,020	102,995	3,614,019	2,006,730	—	1,438	172,791	53,211

Contributions and (Withdrawals):
Payments received from policyowners	287,184	224,197	176,492	310,132	75,790	67,867	3,748,095	1,990,523	—	—	101,925	97,608
Cost of insurance	(27,200)	(25,124)	(126,224)	(112,959)	(20,699)	(17,227)	(353,114)	(259,673)	—	(111)	(13,527)	(10,213)
Policyowners’ surrenders	(261,234)	(3,556)	(9,112)	(1,387)	(133,829)	(764)	(547,994)	(304,070)	—	—	(12,534)	(1,721)
Net transfers from (to) Fixed Account	98,986	88,880	69,452	167,027	22,425	13,745	87,595	441,908	—	—	3,868	7,145
Transfers between Investment Divisions	(554,934)	(244,770)	386,146	550,989	37,391	(30,467)	1,691,862	1,865,956	—	(15,590)	26,404	(273,500)
Policyowners’ death benefits	(687)	—	(37,987)	—	—	(4,149)	(649)	(12,954)	—	—	—	—

Net contributions and (withdrawals)	(457,885)	39,627	458,767	913,802	(18,922)	29,005	4,625,795	3,721,690	—	(15,701)	106,136	(180,681)

Increase (decrease) in net assets	(172,942)	181,540	3,218,802	2,226,362	204,098	132,000	8,239,814	5,728,420	—	(14,263)	278,927	(127,470)
NET ASSETS:
Beginning of period	1,014,438	832,898	9,315,970	7,089,608	700,944	568,944	14,518,319	8,789,899	—	14,263	467,657	595,127

End of period	$841,496	$1,014,438	$12,534,772	$9,315,970	$905,042	$700,944	$22,758,133	$14,518,319	$—	$—	$746,584	$467,657

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Delaware VIP® International Value Equity Series— Standard Class		Delaware VIP® Small Cap Value Series—Standard Class		Dreyfus IP Technology Growth Portfolio— Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares		DWS Global Small Cap Growth VIP— Class A		DWS Small Cap Index VIP—Class A
	2013	2012	2013	2012(a)	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$57,341	$47,256	$30,790	$—	$—	$—	$—	$—	$58	$49	$235,646	$103,915
Net realized gain (loss) on investments	341,139	(63,738)	94,782	(4,148)	104,112	42,783	(34)	(248)	462	(11,502)	1,325,336	1,058,097
Realized gain distribution received	—	—	195,226	—	—	—	—	—	614	382	566,471	2,756
Change in unrealized appreciation (depreciation) on investments	268,526	345,831	895,164	130,915	706,650	257,933	8,428	3,291	18,535	13,164	2,604,387	590,051

Net increase (decrease) in net assets resulting from operations	667,006	329,349	1,215,962	126,767	810,762	300,716	8,394	3,043	19,669	2,093	4,731,840	1,754,819

Contributions and (Withdrawals):
Payments received from policyowners	142,960	164,561	214,094	16,611	80,440	234,578	29	699	339,178	968	3,537,853	922,581
Cost of insurance	(66,594)	(50,688)	(69,391)	(21,705)	(44,602)	(36,313)	(873)	(789)	(1,769)	(874)	(224,510)	(220,890)
Policyowners’ surrenders	(172,231)	(4,852)	(791)	—	(108,893)	(26,309)	—	—	16	—	(309,934)	(206,614)
Net transfers from (to) Fixed Account	23,772	(2,585)	(72,075)	2,145	38,071	4,232	(1)	41	1,954	4,287	(23,613)	108,418
Transfers between Investment Divisions	(1,038,427)	987,986	386,556	3,521,966	70,249	128,818	—	—	359,437	(112,131)	(651,756)	(703,117)
Policyowners’ death benefits	—	(13,873)	(10,301)	—	—	(4,477)	—	—	—	—	(4,274)	(16,333)

Net contributions and (withdrawals)	(1,110,520)	1,080,549	448,092	3,519,017	35,265	300,529	(845)	(49)	698,816	(107,750)	2,323,766	(115,955)

Increase (decrease) in net assets	(443,514)	1,409,898	1,664,054	3,645,784	846,027	601,245	7,549	2,994	718,485	(105,657)	7,055,606	1,638,864
NET ASSETS:
Beginning of period	2,860,840	1,450,942	3,645,784	—	2,469,345	1,868,100	17,777	14,783	6,024	111,681	12,817,350	11,178,486

End of period	$2,417,326	$2,860,840	$5,309,838	$3,645,784	$3,315,372	$2,469,345	$25,326	$17,777	$724,509	$6,024	$19,872,956	$12,817,350

(a) For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	DWS Small Mid Cap Value VIP— Class A		Fidelity® VIP Contrafund® Portfolio—Initial Class		Fidelity® VIP Equity-Income Portfolio—Initial Class		Fidelity® VIP Freedom 2010 Portfolio—Initial Class		Fidelity® VIP Freedom 2020 Portfolio—Initial Class		Fidelity® VIP Freedom 2030 Portfolio—Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$22,228	$37,764	$271,114	$342,214	$144,327	$152,482	$196,158	$153,983	$282,937	$256,264	$129,623	$140,834
Net realized gain (loss) on investments	306,736	187,703	2,561,037	3,429,499	441,920	179,919	192,369	125,137	497,763	558,935	589,793	489,670
Realized gain distribution received	—	—	7,333	—	381,728	295,287	112,881	87,579	197,394	136,556	102,751	55,025
Change in unrealized appreciation (depreciation) on investments	312,988	108,812	4,280,814	190,158	402,368	78,585	771,037	199,140	1,296,559	329,827	603,564	177,481

Net increase (decrease) in net assets resulting from operations	641,952	334,279	7,120,298	3,961,871	1,370,343	706,273	1,272,445	565,839	2,274,653	1,281,582	1,425,731	863,010

Contributions and (Withdrawals):
Payments received from policyowners	260,294	364,386	2,175,304	2,092,701	95,533	189,502	388,709	418,599	1,231,058	860,458	467,483	577,450
Cost of insurance	(37,869)	(73,824)	(606,299)	(687,931)	(94,048)	(81,923)	(317,312)	(171,079)	(486,323)	(324,367)	(198,294)	(172,278)
Policyowners’ surrenders	(112,671)	(166,785)	(2,392,177)	(396,987)	(145,926)	(45,995)	(11,316)	(5,162)	(172,530)	(134,276)	(76,230)	(226,666)
Net transfers from (to) Fixed Account	(11,621)	156,575	179,035	(311,489)	1,879	3,708	24,320	8,681	(798,170)	(12,017)	63,972	(40,384)
Transfers between Investment Divisions	(436,785)	(1,497,335)	(3,053,828)	(3,701,889)	(54,764)	110,868	2,698,220	4,561,585	1,810,890	3,058,535	(82,563)	903,872
Policyowners’ death benefits	—	(1,128)	(41,079)	(11,221)	(3)	(4,877)	(34,838)	(124)	(80,872)	(6,165)	(14,465)	—

Net contributions and (withdrawals)	(338,652)	(1,218,111)	(3,739,044)	(3,016,816)	(197,329)	171,283	2,747,783	4,812,500	1,504,053	3,442,168	159,903	1,041,994

Increase (decrease) in net assets	303,300	(883,832)	3,381,254	945,055	1,173,014	877,556	4,020,228	5,378,339	3,778,706	4,723,750	1,585,634	1,905,004
NET ASSETS:
Beginning of period	1,917,338	2,801,170	25,844,471	24,899,416	5,037,341	4,159,785	7,977,240	2,598,901	12,817,929	8,094,179	6,529,575	4,624,571

End of period	$2,220,638	$1,917,338	$29,225,725	$25,844,471	$6,210,355	$5,037,341	$11,997,468	$7,977,240	$16,596,635	$12,817,929	$8,115,209	$6,529,575

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Fidelity® VIP Freedom 2040 Portfolio— Initial Class		Fidelity® VIP Growth Portfolio— Initial Class		Fidelity® VIP Index 500 Portfolio— Initial Class		Fidelity® VIP Investment Grade Bond Portfolio— Initial Class		Fidelity® VIP Mid Cap Portfolio— Initial Class		Fidelity® VIP Money Market Portfolio— Initial Class
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$39,868	$29,678	$5,233	$9,862	$1,319,713	$1,238,307	$258,446	$227,109	$151,407	$158,112	$10,405	$41,532
Net realized gain (loss) on investments	83,645	3,665	125,928	105,067	6,104,703	2,361,234	7,842	452,504	443,304	1,927,883	—	—
Realized gain distribution received	25,687	6,775	1,255	—	661,351	741,162	134,477	291,956	3,873,112	2,032,725	—	—
Change in unrealized appreciation (depreciation) on investments	343,463	102,503	366,603	65,813	10,880,126	4,151,544	(601,745)	(190,070)	4,684,972	(164,465)	—	—

Net increase (decrease) in net assets resulting from operations	492,663	142,621	499,019	180,742	18,965,893	8,492,247	(200,980)	781,499	9,152,795	3,954,255	10,405	41,532

Contributions and (Withdrawals):
Payments received from policyowners	164,593	125,068	146,009	190,442	6,105,076	2,737,369	782,061	500,620	657,266	1,883,502	6,654,655	5,793,774
Cost of insurance	(57,331)	(23,762)	(23,599)	(29,693)	(1,230,402)	(1,156,907)	(248,408)	(278,750)	(489,378)	(572,905)	(802,260)	(654,696)
Policyowners’ surrenders	(15,955)	(6,597)	(182,662)	(107,229)	(3,241,742)	(509,223)	(913,031)	(237,490)	(912,791)	(72,747)	(1,011,558)	(5,040,987)
Net transfers from (to) Fixed Account	34,522	(27,068)	2,907	3,149	(5,702,540)	171,646	108,086	(611,301)	79,606	(309,899)	4,493,337	2,107,677
Transfers between Investment Divisions	608,948	433,466	46,081	212,730	3,230,132	(4,349,259)	1,110,027	(4,016,928)	(439,721)	(8,621,894)	(15,339,945)	11,780,539
Policyowners’ death benefits	(3,339)	—	—	(8,669)	(68,520)	(76,716)	(9,236)	(54,353)	(42,992)	(29,497)	(66,252)	(272)

Net contributions and (withdrawals)	731,438	501,107	(11,264)	260,730	(907,996)	(3,183,090)	829,499	(4,698,202)	(1,148,010)	(7,723,440)	(6,072,023)	13,986,035

Increase (decrease) in net assets	1,224,101	643,728	487,755	441,472	18,057,897	5,309,157	628,519	(3,916,703)	8,004,785	(3,769,185)	(6,061,618)	14,027,567
NET ASSETS:
Beginning of period	1,532,553	888,825	1,647,979	1,206,507	60,471,169	55,162,012	10,050,036	13,966,739	25,925,850	29,695,035	37,529,032	23,501,465

End of period	$2,756,654	$1,532,553	$2,135,734	$1,647,979	$78,529,066	$60,471,169	$10,678,555	$10,050,036	$33,930,635	$25,925,850	$31,467,414	$37,529,032

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Fidelity® VIP Overseas Portfolio— Initial Class		Fidelity® VIP Real Estate Portfolio— Initial Class	Fidelity® VIP Value Leaders Portfolio— Initial Class		Fidelity® VIP Value Strategies Portfolio— Service Class 2		ING Russell™ Mid Cap Index Portfolio-I		Invesco V.I. American Value Fund— Series I Shares
	2013	2012	2013(b)	2013	2012	2013	2012	2013	2012(a)	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$146,114	$172,088	$—	$153	$88	$3,344	$1,401	$58,916	$—	$55,454	$27,897
Net realized gain (loss) on investments	701,915	39,908	—	3,038	150	145,857	8,560	125,534	2,243	527,896	72,305
Realized gain distribution received	40,060	29,616	—	—	—	—	—	147,038	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,878,527	1,432,321	—	2,884	313	881	69,733	1,191,830	94,224	1,347,943	321,836

Net increase (decrease) in net assets resulting from operations	2,766,616	1,673,933	—	6,075	551	150,082	79,694	1,523,318	96,467	1,931,293	422,038

Contributions and (Withdrawals):
Payments received from policyowners	1,171,021	1,060,575	798,755	11,475	2,273	48,904	67,536	91,153	21,810	775,074	189,634
Cost of insurance	(264,067)	(223,154)	—	(957)	(963)	(23,821)	(13,583)	(80,634)	(14,752)	(119,434)	(55,517)
Policyowners’ surrenders	(527,964)	(81,640)	—	(468)	(1,167)	(1,150)	(7,318)	—	—	(2,507)	(10,784)
Net transfers from (to) Fixed Account	(78,433)	663,366	—	7	—	(4,275)	3,450	(215,738)	(4,421)	107,195	1,269
Transfers between Investment Divisions	(528,210)	(3,716,296)	—	2,979	(1,353)	(77,773)	2,494	438,593	4,226,645	2,535,597	2,482,957
Policyowners’ death benefits	(10,903)	(6,214)	—	—	—	—	—	(1,333)	—	(3,744)	—

Net contributions and (withdrawals)	(238,556)	(2,303,363)	798,755	13,036	(1,210)	(58,115)	52,579	232,041	4,229,282	3,292,181	2,607,559

Increase (decrease) in net assets	2,528,060	(629,430)	798,755	19,111	(659)	91,967	132,273	1,755,359	4,325,749	5,223,474	3,029,597
NET ASSETS:
Beginning of period	9,191,027	9,820,457	—	3,747	4,406	402,732	270,459	4,325,749	—	4,516,601	1,487,004

End of period	$11,719,087	$9,191,027	$798,755	$22,858	$3,747	$494,699	$402,732	$6,081,108	$4,325,749	$9,740,075	$4,516,601

(a) For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

(b) For the period November 15, 2013 (commencement of Investment Division) through December 31, 2013.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares		Invesco V.I. Mid Cap Core Equity Fund— Series I Shares		Janus Aspen Balanced Portfolio— Institutional Shares		Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Forty Portfolio— Institutional Shares		Janus Aspen Global Research Portfolio— Institutional Shares
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$124,246	$14,946	$133,777	$140,641	$2,343	$244	$—	$(1,681)	$24,900	$—	$21,849	$33,591	$4,470	$2,678
Net realized gain (loss) on investments	142,152	43,958	422,140	654,177	36,593	208,877	—	926,595	998,130	505,939	148,111	759,176	8,414	(3,781)
Realized gain distribution received	—	—	—	—	23,654	3,169	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(189,575)	555,028	1,337,195	447,267	32,475	100,302	—	(1,328)	376,039	235,856	666,524	506,710	90,753	67,016

Net increase (decrease) in net assets resulting from operations	76,823	613,932	1,893,112	1,242,085	95,065	312,592	—	923,586	1,399,069	741,795	836,484	1,299,477	103,637	65,913

Contributions and (Withdrawals):
Payments received from policyowners	331,516	169,172	1,351,903	470,086	34,328	67,837	—	556,717	299,732	497,946	194,520	405,191	43,626	64,099
Cost of insurance	(57,129)	(43,262)	(170,800)	(187,272)	(9,490)	(31,090)	—	(104,970)	(102,118)	(124,103)	(66,839)	(119,239)	(20,671)	(18,708)
Policyowners’ surrenders	(18,548)	(3,475)	(980,034)	(64,406)	(23,561)	—	—	(71,409)	(1,128,379)	(72,638)	(230,805)	(15,954)	(63,372)	(14,257)
Net transfers from (to) Fixed Account	(24,570)	127,878	14,531	9,292	3,298	(407,727)	—	4,749	(36,451)	(92,665)	17,308	(32,911)	2,796	12,867
Transfers between Investment Divisions	103,187	18,342	816,431	1,126,287	(117,181)	(2,708,437)	—	(10,829,724)	845,085	(284,879)	171,020	(5,781,950)	17,913	(36,837)
Policyowners’ death benefits	—	—	(52,459)	(23,494)	—	—	—	—	—	(11,894)	(2,563)	(15,619)	(6,420)	(2,330)

Net contributions and (withdrawals)	334,456	268,655	979,572	1,330,493	(112,606)	(3,079,417)	—	(10,444,637)	(122,131)	(88,233)	82,641	(5,560,482)	(26,128)	4,834

Increase (decrease) in net assets	411,279	882,587	2,872,684	2,572,578	(17,541)	(2,766,825)	—	(9,521,051)	1,276,938	653,562	919,125	(4,261,005)	77,509	70,747
NET ASSETS:
Beginning of period	2,984,839	2,102,252	10,232,707	7,660,129	394,299	3,161,124	—	9,521,051	4,866,890	4,213,328	2,697,140	6,958,145	398,446	327,699

End of period	$3,396,118	$2,984,839	$13,105,391	$10,232,707	$376,758	$394,299	$—	$—	$6,143,828	$4,866,890	$3,616,265	$2,697,140	$475,955	$398,446

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Lazard Retirement International Equity Portfolio—Service Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC		LVIP Baron Growth Opportunities Fund— Service Class			LVIP SSgA Bond Index Fund— Standard Class		LVIP SSgA Developed International 150 Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class		LVIP SSgA International Index Fund— Standard Class
	2013	2012	2013	2012	2013		2012	2013	2012(a)	2013	2013	2012(a)	2013	2012(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$48,683	$54,801	$20,331	$29,996	`$	36,051	$83,978	$94,091	$117,928	$16,268	$29,410	$10,026	$39,271	$37,377
Net realized gain (loss) on investments	147,281	(4,333)	501,891	357,150		657,126	570,369	(60,168)	29	327	(2,942)	(702)	35,123	(28)
Realized gain distribution received	—	—	—	—		770,613	273,481	15,486	—	—	—	11,533	—	—
Change in unrealized appreciation (depreciation) on investments	526,030	495,664	687,636	307,871		1,619,907	(2,179)	(175,587)	(100,115)	37,764	29,570	8,596	366,276	55,440

Net increase (decrease) in net assets resulting from operations	721,994	546,132	1,209,858	695,017		3,083,697	925,649	(126,178)	17,842	54,359	56,038	29,453	440,670	92,789

Contributions and (Withdrawals):
Payments received from policyowners	105,689	212,908	170,372	401,765		1,961,740	1,064,317	67,383	19,208	221,446	1,361,386	18,097	18,725	4,105
Cost of insurance	(106,122)	(87,301)	(128,780)	(176,020)		(219,598)	(125,040)	(68,611)	(14,560)	(2,762)	(11,637)	(1,919)	(28,718)	(5,408)
Policyowners’ surrenders	(36,977)	(6,903)	(963,724)	(111,624)		(422,576)	(28,869)	—	—	—	(785)	(213)	—	—
Net transfers from (to) Fixed Account	29,133	31,316	4,235	30,747		150,842	(62,030)	(526,649)	—	331,691	40,278	12,511	(114,892)	—
Transfers between Investment Divisions	(242,603)	(119,375)	321,245	(972,892)		366,862	1,436,762	(279,448)	4,850,922	45,046	882,298	363,119	3,918	1,979,613
Policyowners’ death benefits	(40,285)	—	(14,992)	(14,723)		(2,791)	(33,074)	(967)	—	—	—	—	(354)	—

Net contributions and (withdrawals)	(291,165)	30,645	(611,644)	(842,747)		1,834,479	2,252,066	(808,292)	4,855,570	595,421	2,271,540	391,595	(121,321)	1,978,310

Increase (decrease) in net assets	430,829	576,777	598,214	(147,730)		4,918,176	3,177,715	(934,470)	4,873,412	649,780	2,327,578	421,048	319,349	2,071,099
NET ASSETS:
Beginning of period	3,592,519	3,015,742	4,614,790	4,762,520		7,547,975	4,370,260	4,873,412	—	—	421,048	—	2,071,099	—

End of period	$4,023,348	$3,592,519	$5,213,004	$4,614,790		$12,466,151	$7,547,975	$3,938,942	$4,873,412	$649,780	$2,748,626	$421,048	$2,390,448	$2,071,099

(a) For the period May 1, 2012 (commencement of Investment Division) through December 31, 2012.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	MFS® Global Tactical Allocation Portfolio— Initial Class		MFS® International Value Portfolio— Initial Class		MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class		MFS® Utilities Series— Initial Class		MFS® Value Series— Initial Class		Neuberger Berman AMT Large Cap Value Portfolio—Class I
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$10,578	$5,197	$111,102	$52,095	$720	$449	$—	$—	$—	$(67)	$173,105	$205,950	$7,029	$1,228
Net realized gain (loss) on investments	5,698	301	36,429	6,402	477	210	78	1	—	432,043	2,017,696	444,734	26,799	5,569
Realized gain distribution received	—	—	—	—	—	—	101	938	—	—	44,538	95,473	—	—
Change in unrealized appreciation (depreciation) on investments	44,324	12,612	1,498,229	275,732	22,057	11,187	4,065	939	—	(280,205)	2,150,566	1,098,443	132,116	44,611

Net increase (decrease) in net assets resulting from operations	60,600	18,110	1,645,760	334,229	23,254	11,846	4,244	1,878	—	151,771	4,385,905	1,844,600	165,944	51,408

Contributions and (Withdrawals):
Payments received from policyowners	1,725,198	1,891	1,029,921	30,351	—	—	—	279	—	75,453	4,874,245	1,861,427	34,128	128,244
Cost of insurance	(9,660)	(5,748)	(97,055)	(23,622)	(1,279)	(1,022)	(513)	(609)	—	(28,090)	(219,527)	(198,401)	(8,858)	(4,600)
Policyowners’ surrenders	—	—	—	(1,431)	—	—	—	—	—	(60,059)	(266,106)	(155)	—	—
Net transfers from (to) Fixed Account	411,490	167,008	140,631	(2,307)	—	—	—	—	—	(2,699)	198,530	(353,838)	29,020	2,512
Transfers between Investment Divisions	15,728	123,164	4,150,659	4,094,244	—	(1)	—	—	—	(2,465,767)	(1,019,947)	(12,027)	198,980	(4,154)
Policyowners’ death benefits	—	—	(1,429)	—	—	—	—	—	—	(11,046)	(38,327)	(32,997)	—	—

Net contributions and (withdrawals)	2,142,756	286,315	5,222,727	4,097,235	(1,279)	(1,023)	(513)	(330)	—	(2,492,208)	3,528,868	1,264,009	253,270	122,002

Increase (decrease) in net assets	2,203,356	304,425	6,868,487	4,431,464	21,975	10,823	3,731	1,548	—	(2,340,437)	7,914,773	3,108,609	419,214	173,410
NET ASSETS:
Beginning of period	309,084	4,659	4,431,464	—	73,913	63,090	10,465	8,917	—	2,340,437	12,667,109	9,558,500	434,428	261,018

End of period	$2,512,440	$309,084	$11,299,951	$4,431,464	$95,888	$73,913	$14,196	$10,465	$—	$—	$20,581,882	$12,667,109	$853,642	$434,428

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares		Oppenheimer Core Bond Fund/VA— Non-Service Shares		PIMCO Global Bond Portfolio (Unhedged)— Administrative Class Shares		PIMCO High Yield Portfolio—Administrative Class Shares		PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares		PIMCO Low Duration Portfolio—Administrative Class Shares
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,367	$709	$63	$62	$51,205	$54,292	$118,275	$78,377	$68,769	$35,629	$80,369	$68,519
Net realized gain (loss) on investments	1,541	778	1	2	(321,986)	45,555	71,767	6,024	(774,446)	14,055	20,376	32,596
Realized gain distribution received	—	—	—	—	39,318	238,949	—	—	37,569	379,339	—	—
Change in unrealized appreciation (depreciation) on investments	33,395	12,276	(66)	59	(229,188)	(122,516)	(85,052)	92,590	255,373	(447,645)	(107,791)	95,260

Net increase (decrease) in net assets resulting from operations	36,303	13,763	(2)	123	(460,651)	216,280	104,990	176,991	(412,735)	(18,622)	(7,046)	196,375

Contributions and (Withdrawals):
Payments received from policyowners	15,116	2,028	—	—	1,317,873	1,344,175	456,491	503,042	57,161	65,000	2,476,089	1,183,566
Cost of insurance	(6,885)	(5,621)	(71)	(71)	(100,094)	(58,903)	(44,838)	(25,612)	(88,996)	(41,045)	(110,693)	(194,917)
Policyowners’ surrenders	—	(1,261)	—	—	(170,890)	—	(69,222)	—	(11,945)	(1,970)	(50,152)	(8,518)
Net transfers from (to) Fixed Account	4,959	792	—	—	315,732	(420,782)	(526,723)	(113,774)	(2,762,686)	1,593	(133,932)	(622,165)
Transfers between Investment Divisions	4,880	—	—	(1)	779,674	804,040	163,131	831,071	179,370	3,697,430	1,296,860	1,350,731
Policyowners’ death benefits	—	—	—	—	—	—	—	—	—	—	(4,013)	—

Net contributions and (withdrawals)	18,070	(4,062)	(71)	(72)	2,142,295	1,668,530	(21,161)	1,194,727	(2,627,096)	3,721,008	3,474,159	1,708,697

Increase (decrease) in net assets	54,373	9,701	(73)	51	1,681,644	1,884,810	83,829	1,371,718	(3,039,831)	3,702,386	3,467,113	1,905,072
NET ASSETS:
Beginning of period	107,328	97,627	1,277	1,226	4,165,346	2,280,536	1,886,150	514,432	3,896,549	194,163	4,713,457	2,808,385

End of period	$161,701	$107,328	$1,204	$1,277	$5,846,990	$4,165,346	$1,969,979	$1,886,150	$856,718	$3,896,549	$8,180,570	$4,713,457

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	PIMCO Real Return Portfolio— Administrative Class Shares		PIMCO Total Return Portfolio— Administrative Class Shares		Royce Micro- Cap Portfolio— Investment Class		Royce Small- Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Equity Index 500 Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$322,393	$187,154	$1,356,019	$1,313,762	$32,835	$(143)	$—	$—	$7,946	$28,038	$—	$119,489	$8,282	$11,014
Net realized gain (loss) on investments	(202,338)	521,085	19,362	523,441	191,731	155,059	—	748,393	2,600,386	1,935,904	—	2,529,831	130,551	52,935
Realized gain distribution received	142,023	1,022,788	544,937	1,115,907	172,898	124,252	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,336,297)	(334,042)	(3,206,653)	1,654,875	811,978	169,972	—	(75,640)	5,449,609	862,258	—	(579,775)	426	17,494

Net increase (decrease) in net assets resulting from operations	(2,074,219)	1,396,985	(1,286,335)	4,607,985	1,209,442	449,140	—	672,753	8,057,941	2,826,200	—	2,069,545	139,259	81,443

Contributions and (Withdrawals):
Payments received from policyowners	2,721,416	2,495,579	9,156,209	4,971,833	560,437	676,086	—	517,103	4,380,680	1,912,821	—	1,043,225	130,625	104,956
Cost of insurance	(353,078)	(290,927)	(1,352,711)	(1,187,216)	(108,642)	(113,427)	—	(59,005)	(650,253)	(561,045)	—	(178,422)	(17,886)	(22,836)
Policyowners’ surrenders	(575,013)	(212,169)	(2,356,566)	(491,299)	(297,424)	(45,641)	—	(89,678)	(300,348)	(46,192)	—	(130,431)	(74,571)	(69,265)
Net transfers from (to) Fixed Account	431,012	(578,457)	2,333,972	(293,225)	41,410	(50,247)	—	101,805	83,224	441,519	—	2,144	(13,973)	3,484
Transfers between Investment Divisions	(2,138,582)	4,964,190	1,280,324	5,417,034	(319,302)	(819,836)	—	(8,544,666)	2,937,077	(917,841)	—	(22,965,327)	(312,621)	(44,815)
Policyowners’ death benefits	(30,300)	(9,764)	(154,704)	(126,903)	(648)	(12,606)	—	—	(53,341)	(4,213)	—	(16,567)	—	(801)

Net contributions and (withdrawals)	55,455	6,368,452	8,906,524	8,290,224	(124,169)	(365,671)	—	(8,074,441)	6,397,039	825,049	—	(22,245,378)	(288,426)	(29,277)

Increase (decrease) in net assets	(2,018,764)	7,765,437	7,620,189	12,898,209	1,085,273	83,469	—	(7,401,688)	14,454,980	3,651,249	—	(20,175,833)	(149,167)	52,166
NET ASSETS:
Beginning of period	20,462,846	12,697,409	59,287,433	46,389,224	5,712,209	5,628,740	—	7,401,688	18,862,388	15,211,139	—	20,175,833	554,895	502,729

End of period	$18,444,082	$20,462,846	$66,907,622	$59,287,433	$6,797,482	$5,712,209	$—	$—	$33,317,368	$18,862,388	$—	$—	$405,728	$554,895

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio		TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Capital Preservation ETF Portfolio— Class 2 Shares		TOPS® Growth ETF Portfolio— Class 2 Shares
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2013	2013	2012	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$22,653	$31,208	$71,260	$120,760	$—	$37,056	$236,775	$288,606	$154	$18	$243	$—	$14
Net realized gain (loss) on investments	148,721	312,465	(61,837)	(20,550)	1,605,703	364,043	455,935	1,687,826	10	5	163	—	266
Realized gain distribution received	—	—	—	11,604	1,110,922	47,162	1,010,638	380,612	30	—	164	—	—
Change in unrealized appreciation (depreciation) on investments	218,111	443,639	1,764	42,482	182,230	436,391	854,849	(43,571)	1,751	186	74	62	653

Net increase (decrease) in net assets resulting from operations	389,485	787,312	11,187	154,296	2,898,855	884,652	2,558,197	2,313,473	1,945	209	644	62	933

Contributions and (Withdrawals):
Payments received from policyowners	487,308	357,160	458,623	1,789,807	1,024,340	1,364,215	317,311	969,395	776	6,938	416	1	5,964
Cost of insurance	(51,977)	(107,776)	(76,279)	(119,982)	(184,193)	(176,746)	(385,000)	(389,165)	(177)	(304)	(155)	(4)	(445)
Policyowners’ surrenders	(125,068)	(63,164)	(561,339)	(38,763)	(771,923)	(463,507)	(113,026)	(257,621)	—	—	(827)	—	—
Net transfers from (to) Fixed Account	(224,881)	(70,579)	124,232	(145,857)	76,660	(80,879)	121,815	65,509	67	2,503	58,778	2,656	7,664
Transfers between Investment Divisions	(123,840)	(3,082,077)	(1,311,598)	362,879	(3,200,620)	408,205	483,950	(4,990,656)	21,207	1,302	(18,351)	—	2,163
Policyowners’ death benefits	(3,983)	(2,163)	—	—	—	(20,731)	(41,259)	(2,642)	—	—	—	—	—

Net contributions and (withdrawals)	(42,441)	(2,968,599)	(1,366,361)	1,848,084	(3,055,736)	1,030,557	383,791	(4,605,180)	21,873	10,439	39,861	2,653	15,346

Increase (decrease) in net assets	347,044	(2,181,287)	(1,355,174)	2,002,380	(156,881)	1,915,209	2,941,988	(2,291,707)	23,818	10,648	40,505	2,715	16,279
NET ASSETS:
Beginning of period	2,727,318	4,908,605	5,804,029	3,801,649	7,803,353	5,888,144	13,963,846	16,255,553	—	—	2,715	—	—

End of period	$3,074,362	$2,727,318	$4,448,855	$5,804,029	$7,646,472	$7,803,353	$16,905,834	$13,963,846	$23,818	$10,648	$43,220	$2,715	$16,279

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares		TOPS® Moderate Growth ETF Portfolio— Class 2 Shares	UIF Emerging Markets Debt Portfolio— Class I		UIF Emerging Markets Equity Portfolio—Class I
	2013	2012	2013	2012	2013	2012	2013	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$546	$3	$63	$—	$1,054	$5	$259	$254,435	$138,325	$—	$(289)
Net realized gain (loss) on investments	87	8	263	(3,764)	219	11	10	158,147	154,868	—	1,200,341
Realized gain distribution received	—	—	—	—	—	—	88	78,044	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,480	168	420	(5,370)	9,030	313	3,189	(1,051,136)	466,009	—	138,106

Net increase (decrease) in net assets resulting from operations	4,113	179	746	(9,134)	10,303	329	3,546	(560,510)	759,202	—	1,338,158

Contributions and (Withdrawals):
Payments received from policyowners	91,086	—	5,979	243	121,450	—	3,778	1,201,721	1,232,469	—	1,194,167
Cost of insurance	(1,257)	(81)	(291)	(48,876)	(1,437)	(113)	(553)	(106,960)	(75,308)	—	(64,727)
Policyowners’ surrenders	—	—	—	—	(437)	—	—	(217,584)	(68,044)	—	(87,445)
Net transfers from (to) Fixed Account	13,155	3,260	1,523	225	30,350	5,892	129,800	251,613	(331,422)	—	25,529
Transfers between Investment Divisions	—	(81)	1,226	(5,014,995)	6,892	(142)	24,775	653,740	647,229	—	(12,538,452)
Policyowners’ death benefits	—	—	—	—	—	—	—	(2,080)	(12,164)	—	(4,175)

Net contributions and (withdrawals)	102,984	3,098	8,437	(5,063,403)	156,818	5,637	157,800	1,780,450	1,392,760	—	(11,475,103)

Increase (decrease) in net assets	107,097	3,277	9,183	(5,072,537)	167,121	5,966	161,346	1,219,940	2,151,962	—	(10,136,945)
NET ASSETS:
Beginning of period	3,277	—	480	5,073,017	5,966	—	—	5,307,714	3,155,752	—	10,136,945

End of period	$110,374	$3,277	$9,663	$480	$173,087	$5,966	$161,346	$6,527,654	$5,307,714	$—	$—

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2013

and December 31, 2012

	UIF U.S. Real Estate Portfolio—Class I		Van Eck VIP Global Hard Assets—Initial Class Shares		Van Eck VIP Multi- Manager Alternatives Fund—Initial Class Shares		Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares
	2013	2012	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$126,718	$80,841	$—	$—	$—	$—	$38,688	$29,019
Net realized gain (loss) on investments	1,294,903	960,859	—	(319,822)	(7)	1,721	(119,741)	(1,419)
Realized gain distribution received	—	—	—	170,411	1,016	—	313	18,314
Change in unrealized appreciation (depreciation) on investments	(1,376,166)	167,849	—	272,393	15,882	(130)	(74,467)	36,359

Net increase (decrease) in net assets resulting from operations	45,455	1,209,549	—	122,982	16,891	1,591	(155,207)	82,273

Contributions and (Withdrawals):
Payments received from policyowners	772,915	761,329	—	229,043	19,844	70,759	280,320	132,510
Cost of insurance	(135,524)	(112,170)	—	(17,167)	(4,435)	(2,322)	(45,783)	(48,346)
Policyowners’ surrenders	(423,062)	(42,219)	—	(6,510)	(1,629)	—	(59,980)	(5,037)
Net transfers from (to) Fixed Account	144,447	93,324	—	92,093	2,162	(185)	3,749	270,935
Transfers between Investment Divisions	77,620	381,207	—	(2,607,087)	183,951	53,189	(1,252,995)	95,513
Policyowners’ death benefits	—	(68,276)	—	—	—	(300)	—	(13,649)

Net contributions and (withdrawals)	436,396	1,013,195	—	(2,309,628)	199,893	121,141	(1,074,689)	431,926

Increase (decrease) in net assets	481,851	2,222,744	—	(2,186,646)	216,784	122,732	(1,229,896)	514,199
NET ASSETS:
Beginning of period	9,605,047	7,382,303	—	2,186,646	168,366	45,634	1,770,166	1,255,967

End of period	$10,086,898	$9,605,047	$—	$—	$385,150	$168,366	$540,270	$1,770,166

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC Corporate Sponsored Variable Universal Life Separate Account-I (“CSVUL Separate Account-I”) was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life Insurance policies (“CSVUL”) (“Series 1 policies”), NYLIAC CorpExec Variable Universal Life Insurance II policies (“CEVUL2”) (“Series 2 policies”), NYLIAC CorpExec Variable Universal Life Insurance III policies (“CEVUL3”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance IV policies (“CEVUL4”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance V policies (“CEVUL5”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance VI policies (“CEVUL6”) (“Series 3 policies”), and NYLIAC CorpExec Accumulator Variable Universal Life Insurance policies (“CEAVUL”) (“Series 3 policies”). The policies are designed for group and/or sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and are sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of NYLIC. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance of ASC 946.

The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, The Alger Portfolios, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series®, DFA Investment Dimensions Group, Inc., DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Davis Variable Account Fund, Inc., Delaware VIP® Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, Fidelity® Variable Insurance Products Funds, Fidelity® Variable Insurance Products Freedom Funds, ING Variable Portfolios, Inc., Invesco Variable Insurance Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., The Universal Institutional Funds, Inc., and the Van Eck VIP Trust (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents a portion of the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Massachusetts Financial Services Company (“MFS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Van Eck Associates Corporation (“Van Eck”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, MacKay Shields, Cornerstone Holdings and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc., DFA, DuPont Capital, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.

As of November 15, 2013, the following Investment Divisions were added to one or more of the products investing in CSVUL Separate Account-I:

MainStay VP Marketfield—Initial Class

American Century Investments® VP Mid Cap Value—Class II

DFA VA U.S. Targeted Value Portfolio

Fidelity® VIP Real Estate Portfolio—Initial Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in CSVUL Separate Account-I:

MainStay VP Bond—Initial Class

MainStay VP Cash Management—Initial Class

MainStay VP Common Stock—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP Cornerstone Growth—Initial Class1

MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

MainStay VP Eagle Small Cap Growth—Initial Class

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP Marketfield—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Alger SMid Cap Growth Portfolio—Class I-2 Shares

AllianceBernstein VPS International Value Portfolio—Class A

AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A

American Century Investments® VP Inflation Protection Fund—Class II

American Century Investments® VP Mid Cap Value Fund—Class II

American Century Investments® VP Value Fund—Class II

American Funds® Asset Allocation FundSM—Class 2 Shares

American Funds® Global Growth FundSM—Class 1 Shares

American Funds® Global Small Capitalization FundSM—Class 2 Shares

American Funds® Growth FundSM—Class 2 Shares

American Funds® Growth-Income FundSM—Class 2 Shares

American Funds® International FundSM—Class 2 Shares

Davis Value Portfolio

Delaware VIP® International Value Equity Series—Standard Class

Delaware VIP® Small Cap Value Series—Standard Class

DFA VA U.S. Targeted Value Portfolio

Dreyfus IP Technology Growth Portfolio—Initial Shares

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

DWS Global Small Cap Growth VIP—Class A

DWS Small Cap Index VIP—Class A

DWS Small Mid Cap Value VIP—Class A2

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Fidelity® VIP Freedom 2010 Portfolio—Initial Class

Fidelity® VIP Freedom 2020 Portfolio—Initial Class

Fidelity® VIP Freedom 2030 Portfolio—Initial Class

Fidelity® VIP Freedom 2040 Portfolio—Initial Class

Fidelity® VIP Growth Portfolio—Initial Class

Fidelity® VIP Index 500 Portfolio—Initial Class

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class

Fidelity® VIP Mid Cap Portfolio—Initial Class

Fidelity® VIP Money Market Portfolio—Initial Class

Fidelity® VIP Overseas Portfolio—Initial Class

Fidelity® VIP Real Estate Portfolio—Initial Class

Fidelity® VIP Value Leaders Portfolio—Initial Class

Fidelity® VIP Value Strategies Portfolio—Service Class 2

ING Russell™ Mid Cap Index Portfolio-I

Invesco V.I. American Value Fund—Series I Shares3

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. International Growth Fund—Series I Shares

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares

Janus Aspen Enterprise Portfolio—Institutional Shares

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Global Research Portfolio—Institutional Shares4

Lazard Retirement International Equity Portfolio—Service Shares

Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC

LVIP Baron Growth Opportunities Fund—Service Class

LVIP SSgA Bond Index Fund—Standard Class

LVIP SSgA Developed International 150 Fund—Standard Class

LVIP SSgA Emerging Markets 100 Fund—Standard Class

LVIP SSgA International Index Fund—Standard Class

MFS® Global Tactical Allocation Portfolio—Initial Class

MFS® International Value Portfolio—Initial Class

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Value Series—Initial Class

Neuberger Berman AMT Large Cap Value Portfolio—Class I

Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares

Oppenheimer Core Bond Fund/VA—Non-Service Shares

PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares

PIMCO High Yield Portfolio—Administrative Class Shares

PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares

PIMCO Low Duration Portfolio—Administrative Class Shares

PIMCO Real Return Portfolio—Administrative Class Shares

PIMCO Total Return Portfolio—Administrative Class Shares

Royce Micro-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares

TOPS® Balanced ETF Portfolio—Class 2 Shares

TOPS® Capital Preservation ETF Portfolio—Class 2 Shares

TOPS® Growth ETF Portfolio—Class 2 Shares

TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares5

TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares6

TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares7

TOPS® Moderate Growth ETF Portfolio—Class 2 Shares

UIF Emerging Markets Debt Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares

Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares8

[1]	Formerly MainStay VP Growth Equity—Initial Class
[2]	Formerly DWS Dreman Small Mid Cap Value VIP—Class A
[3]	Formerly Invesco Van Kampen V.I. American Value Fund—Series I Shares
[4]	Formerly Janus Aspen Worldwide Portfolio—Institutional Shares
[5]	Formerly TOPS® Protected Balanced ETF Portfolio—Class 2 Shares
[6]	Formerly TOPS® Protected Growth ETF Portfolio—Class 2 Shares
[7]	Formerly TOPS® Protected Moderate Growth ETF Portfolio—Class 2 Shares
[8]	Formerly Van Eck VIP Global Bond Fund—Initial Class Shares

Not all investment options are available under all policies.

No new investments may be added to the AllianceBernstein VPS International Value Portfolio—Class A, Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, MFS® New Discovery Series—Initial Class, or the Oppenheimer Core Bond Fund/VA—Non-Service Shares Investment Divisions.

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of the CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: American Century Investments® VP Mid Cap Value Fund—Class II and DFA VA U.S. Targeted Value Portfolio.

Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as non-replacement policies are allocated to NYLIAC’s General Account until 10 days (30 days in California for policy owners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC’s General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial Premium is then allocated to the Investment Divisions of the Separate Account or the Fixed Account according to instructions on the Premium Allocation Form as of the end of the free look period on the later of the date the free look period ends or the date we receive the policy delivery receipt.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.

Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of shares held at the valuation date, which represents fair value, and are classified as level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales

MainStay VP Bond—Initial Class	$5,083	$8,231
MainStay VP Cash Management—Initial Class	23,270	28,254
MainStay VP Common Stock—Initial Class	2,919	2,497
MainStay VP Convertible—Initial Class	1,069	122
MainStay VP Cornerstone Growth—Initial Class	1,325	566
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	5,989	5,356
MainStay VP Eagle Small Cap Growth—Initial Class	3,079	2,438
MainStay VP Floating Rate—Initial Class	5,701	3,333
MainStay VP Government—Initial Class	1,028	1,922
MainStay VP High Yield Corporate Bond—Initial Class	12,696	9,813
MainStay VP ICAP Select Equity—Initial Class	7,036	4,642
MainStay VP Income Builder—Initial Class	1,701	2,196
MainStay VP International Equity—Initial Class	1,841	2,494
MainStay VP Janus Balanced—Initial Class	2,510	1,391
MainStay VP Large Cap Growth—Initial Class	229	23
MainStay VP Marketfield—Initial Class	2	—
MainStay VP MFS® Utilities—Initial Class	808	904
MainStay VP Mid Cap Core—Initial Class	8,087	2,541
MainStay VP S&P 500 Index—Initial Class	7,255	8,969
MainStay VP T. Rowe Price Equity Income—Initial Class	6,249	8,427
MainStay VP U.S. Small Cap—Initial Class	1,654	939
MainStay VP Van Eck Global Hard Assets—Initial Class	2,191	356
Alger SMid Cap Growth Portfolio—Class I-2 Shares	162	36
AllianceBernstein VPS International Value Portfolio—Class A	1	2
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	1,428	1,816
American Century Investments® VP Inflation Protection Fund—Class II	372	6
American Century Investments® VP Value Fund—Class II	537	401
American Funds® Asset Allocation FundSM—Class 2 Shares	1,745	300
American Funds® Global Growth FundSM—Class 1 Shares	910	35
American Funds® Global Small Capitalization FundSM—Class 2 Shares	508	954
American Funds® Growth FundSM—Class 2 Shares	1,816	1,262
American Funds® Growth-Income FundSM—Class 2 Shares	354	362
American Funds® International FundSM—Class 2 Shares	13,212	8,325
Davis Value Portfolio	201	39
Delaware VIP® International Value Equity Series—Standard Class	1,418	2,471
Delaware VIP® Small Cap Value Series—Standard Class	1,431	906
Dreyfus IP Technology Growth Portfolio—Initial Shares	332	297
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	1
DWS Global Small Cap Growth VIP—Class A	706	6
DWS Small Cap Index VIP—Class A	6,892	3,766
DWS Small Mid Cap Value VIP—Class A	761	1,078
Fidelity® VIP Contrafund® Portfolio—Initial Class	5,330	8,790
Fidelity® VIP Equity-Income Portfolio—Initial Class	1,158	830
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	4,599	1,879
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	5,634	3,723
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	1,680	1,603
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	1,318	577
Fidelity® VIP Growth Portfolio—Initial Class	665	670
Fidelity® VIP Index 500 Portfolio—Initial Class	21,874	20,798
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	3,351	2,129
Fidelity® VIP Mid Cap Portfolio—Initial Class	10,611	7,734
Fidelity® VIP Money Market Portfolio—Initial Class	21,030	25,824
Fidelity® VIP Overseas Portfolio—Initial Class	5,000	5,053
Fidelity® VIP Real Estate Portfolio—Initial Class	799	—
Fidelity® VIP Value Leaders Portfolio—Initial Class	34	21
Fidelity® VIP Value Strategies Portfolio—Service Class 2	486	541
ING Russell™ Mid Cap Index Portfolio-I	916	478
Invesco V.I. American Value Fund—Series I Shares	4,779	1,526
Invesco V.I. Global Real Estate Fund—Series I Shares	991	533

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales

Invesco V.I. International Growth Fund—Series I Shares	$3,353	$2,222
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	121	207
Janus Aspen Enterprise Portfolio—Institutional Shares	4,325	4,423
Janus Aspen Forty Portfolio—Institutional Shares	874	769
Janus Aspen Global Research Portfolio—Institutional Shares	101	123
Lazard Retirement International Equity Portfolio—Service Shares	546	788
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	1,393	1,984
LVIP Baron Growth Opportunities Fund—Service Class	5,684	3,042
LVIP SSgA Bond Index Fund—Standard Class	199	898
LVIP SSgA Developed International 150 Fund—Standard Class	615	4
LVIP SSgA Emerging Markets 100 Fund—Standard Class	3,051	749
LVIP SSgA International Index Fund—Standard Class	138	220
MFS® Global Tactical Allocation Portfolio—Initial Class	2,219	66
MFS® International Value Portfolio—Initial Class	5,529	195
MFS® Investors Trust Series—Initial Class	1	1
MFS® New Discovery Series—Initial Class	—	1
MFS® Value Series—Initial Class	10,337	6,590
Neuberger Berman AMT Large Cap Value Portfolio—Class I	454	194
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	26	7
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	5,412	3,174
PIMCO High Yield Portfolio—Administrative Class Shares	2,092	1,992
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	420	2,934
PIMCO Low Duration Portfolio—Administrative Class Shares	4,741	1,179
PIMCO Real Return Portfolio—Administrative Class Shares	9,526	9,001
PIMCO Total Return Portfolio—Administrative Class Shares	29,655	18,745
Royce Micro-Cap Portfolio—Investment Class	1,149	1,067
T. Rowe Price Blue Chip Growth Portfolio	13,233	6,828
T. Rowe Price Equity Index 500 Portfolio	245	526
T. Rowe Price International Stock Portfolio	962	981
T. Rowe Price Limited-Term Bond Portfolio	6,549	7,836
T. Rowe Price New America Growth Portfolio	4,176	6,120
T. Rowe Price Personal Strategy Balanced Portfolio	3,870	2,244
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	22	—
TOPS® Balanced ETF Portfolio—Class 2 Shares	11	—
TOPS® Capital Preservation ETF Portfolio—Class 2 Shares	71	31
TOPS® Growth ETF Portfolio—Class 2 Shares	21	5
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	104	1
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	14	5
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	160	2
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	159	1
UIF Emerging Markets Debt Portfolio—Class I	4,948	2,835
UIF U.S. Real Estate Portfolio—Class I	4,506	4,072
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	211	10
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	424	1,459

Total	$356,410	$293,717

Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

Deductions from Premiums:

N

YLIAC deducts premium expense charges from all premiums received for certain CSVUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the premium payment received.

Sales Expense Charge:

NYLIAC deducts a Sales Expense Charge from all premium payments for CSVUL Separate Account-I policies to partially cover the expenses associated with selling the policies.

For CSVUL policies, currently 2.25% of any premium payment is deducted. This charge may increase in the future, but will never exceed 4.5%.

For CEVUL2 policies, currently 13.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL3 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL4 policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL5 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL6 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

of 2.00% from any additional premiums paid in this Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEAVUL policies, currently 16.25% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 0.75% from any additional premiums paid in this Policy Year. During Policy years two through four, we currently expect to deduct a sales expense charge of 9.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 4.00% from any additional premiums paid in that Policy Year. During Policy Years five through seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 1.75% from any additional premiums paid in that Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. If the Supplementary Term Rider is added, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the Supplementary Term Rider, multiplied by (ii) the Base Face Amount divided by the Target Face Amount. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

State and Federal Premium Tax Charge:

NYLIAC deducts State and Federal Premium Tax Charges from all premium payments for CSVUL Separate Account-I policies. These charges may increase consistent with changes in the applicable tax law.

For CSVUL policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL2 policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL3 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL4 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL5 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEVUL6 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEAVUL policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of CSVUL Separate Account-I policies. These charges include the cost of insurance charge, a monthly contract charge, a mortality and expense charge (deducted from the policy’s cash value for CEVUL3 through CEVUL6 and CEAVUL), a partial withdrawal charge, a per thousand face amount charge, and a surrender charge. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Cost of Insurance Charge:

A charge to cover the cost of providing life insurance benefits is assessed monthly on all CSVUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included, and the cash value of the policy.

Monthly Contract Charge:

This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, a monthly contract charge of $7.50 is assessed each month.

For CEVUL2 policies, a monthly contract charge of $5.00 is assessed each month.

For CEVUL3 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL4 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL5 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEVUL6 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEAVUL policies, beginning in the second Policy Year, a monthly contract charge of $10.00 is assessed each month.

Mortality & Expense Risk Charges:

The CSVUL Separate Account-I is assessed a charge for mortality and expense risks assumed by NYLIAC. These charges were in effect for each of the five periods presented in the Financial Highlights section. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. For CEVUL3 through CEVUL6 and CEAVUL, the mortality and expense charge is recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, in all years, it is expected that the charge will be an annual rate of 0.30% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.70%.

During 2013, NYLIAC determined that the mortality and expense risk charge within Series 1 of the MainStay VP DFA/Dupont Capital Emerging Markets Equity—Initial Class, MainStay VP Janus Balanced—Initial Class and MainStay VP T. Rowe Price Equity Income— Initial Class Investment Divisions had been levied at an incorrect and excessive rate for the period May 1, 2012 (inception of the Investment Divisions) through March 14, 2013. During 2013, these policyowners received written notification of the error and reimbursement in the form of additional units, calculated using the corrected Accumulation Unit Values (“AUVs”) for the affected period. For the period ending December 31, 2012, a receivable from NYLIAC in the amount of $124,090 was recorded to reflect a reimbursement due to these Investment Divisions for the excessive mortality and expense risk charges levied. In addition, the 2012 financial statements were adjusted to reflect the correct ending AUV, unit activity and total return for these affected Investment Divisions. The 2012 impact of this error to the following financial statement line items was deemed to be immaterial and therefore no adjustment has been made to the 2012 financial statements: Cost of insurance, Policyowners’ surrenders, Net transfers from (to) Fixed Account and Transfers between Investment Divisions. The 2013 financial statements were not impacted.

For CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of 0.25% of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90%.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For CEVUL3 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%.

For CEVUL4 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%.

For CEVUL5 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy years one through ten, the mortality and expense risk charge deducted is 0.50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%.

For CEVUL6 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through ten, the mortality and expense charge deducted is 0.45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to 0.25%.

For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the CSVUL Separate Account-I value, 0.37% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.20% of the CSVUL Separate Account-I value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the CSVUL Separate Account-I value, 0.32% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.15% of the CSVUL Separate Account-I value over $200,000.

Partial Withdrawal Charge

For CSVUL policies, NYLIAC may assess a Partial Withdrawal Charge of the lesser of $25.00 or 2.00% of amounts withdrawn. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL2 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL3 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL4 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL5 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL6 policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEAVUL policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

Per Thousand Face Amount Charge:

For CEAVUL policies, NYLIAC assesses a monthly per thousand face amount charge. The charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyowners with the same employer as the insured, and the amount of the employer’s contribution (if any) to premium payments. The guaranteed maximum charge is $1.20 per $1,000 of the policy’s face amount.

Surrender Charge:

For CSVUL policies, NYLIAC assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by Investment Division from the policy’s cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years one through five and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying Statement of Changes in Net Assets as policyowner’s surrenders are presented net of these charges.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Transfer Charge:

For CSVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL2 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL3 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL4 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL5 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEVUL6 policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

For CEAVUL policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.

CSVUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.05% to 1.42%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 3.31%. These ranges are shown as a percentage of average net assets as of December 31, 2012, and approximate the ranges as of December 31, 2013.

NOTE 4—Distribution of Net Income:

C

SVUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

	2013			2012
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Bond—Initial Class	205	(504)	(299)	404	(416)	(12)
MainStay VP Cash Management—Initial Class	19,597	(24,034)	(4,437)	31,511	(27,917)	3,594
MainStay VP Common Stock—Initial Class	45	(109)	(64)	52	(226)	(174)
MainStay VP Convertible—Initial Class	45	(6)	39	25	(4)	21
MainStay VP Cornerstone Growth—Initial Class	83	(38)	45	8	(85)	(77)
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	592	(541)	51	1,658	(333)	1,325
MainStay VP Eagle Small Cap Growth—Initial Class	266	(213)	53	891	(354)	537
MainStay VP Floating Rate—Initial Class	412	(245)	167	31	(6)	25
MainStay VP Government—Initial Class	63	(127)	(64)	51	(31)	20
MainStay VP High Yield Corporate Bond—Initial Class	559	(499)	60	536	(229)	307
MainStay VP ICAP Select Equity—Initial Class	133	(200)	(67)	99	(287)	(188)
MainStay VP Income Builder—Initial Class	95	(147)	(52)	24	(51)	(27)
MainStay VP International Equity—Initial Class	75	(130)	(55)	59	(479)	(420)
MainStay VP Janus Balanced—Initial Class	207	(126)	81	1,192	(382)	810
MainStay VP Large Cap Growth—Initial Class	13	(2)	11	1	(1)	—
MainStay VP Marketfield—Initial Class	—	—	—	—	—	—
MainStay VP MFS® Utilities—Initial Class	58	(76)	(18)	309	(42)	267
MainStay VP Mid Cap Core—Initial Class	130	(99)	31	76	(114)	(38)
MainStay VP S&P 500 Index—Initial Class	256	(488)	(232)	237	(559)	(322)
MainStay VP T. Rowe Price Equity Income—Initial Class	461	(703)	(242)	2,666	(420)	2,246
MainStay VP U.S. Small Cap—Initial Class	91	(61)	30	43	(114)	(71)
MainStay VP Van Eck Global Hard Assets—Initial Class	214	(35)	179	326	(18)	308
Alger Small Cap Growth Portfolio—Class I-2 Shares	—	—	—	—	(1)	(1)
Alger SMid Cap Growth Portfolio—Class I-2 Shares	7	(3)	4	18	(3)	15
AllianceBernstein VPS International Value Portfolio—Class A	—	—	—	18	(134)	(116)
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	77	(114)	(37)	119	(43)	76
American Century Investments® VP Inflation Protection Fund—Class II	38	(1)	37	31	—	31
American Century Investments® VP Value Fund—Class II	31	(25)	6	57	(49)	8
American Funds® Asset Allocation FundSM—Class 2 Shares	116	(21)	95	48	(14)	34
American Funds® Global Growth FundSM—Class 1 Shares	57	(2)	55	28	(22)	6
American Funds® Global Small Capitalization FundSM—Class 2 Shares	41	(74)	(33)	66	(63)	3
American Funds® Growth FundSM—Class 2 Shares	125	(99)	26	198	(115)	83
American Funds® Growth-Income FundSM—Class 2 Shares	28	(30)	(2)	10	(7)	3
American Funds® International FundSM —Class 2 Shares	1,106	(715)	391	731	(343)	388
Calvert VP SRI Balanced Portfolio	—	—	—	—	(1)	(1)
Davis Value Portfolio	11	(3)	8	11	(29)	(18)
Delaware VIP® International Value Equity Series—Standard Class	176	(302)	(126)	253	(85)	168
Delaware VIP® Small Cap Value Series—Standard Class	96	(78)	18	383	(14)	369
Dreyfus IP Technology Growth Portfolio—Initial Shares	18	(17)	1	28	(8)	20
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	—	—	—	—	—
DWS Global Small Cap Growth VIP—Class A	52	(1)	51	1	(13)	(12)
DWS Small Cap Index VIP—Class A	303	(207)	96	211	(222)	(11)
DWS Small Mid Cap Value VIP—Class A	60	(86)	(26)	86	(206)	(120)
Fidelity® VIP Contrafund® Portfolio—Initial Class	247	(450)	(203)	321	(499)	(178)
Fidelity® VIP Equity-Income Portfolio—Initial Class	37	(51)	(14)	53	(41)	12
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	286	(125)	161	431	(46)	385
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	352	(249)	103	483	(213)	270
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	101	(114)	(13)	221	(107)	114
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	85	(39)	46	125	(84)	41
Fidelity® VIP Growth Portfolio—Initial Class	39	(45)	(6)	46	(26)	20
Fidelity® VIP Index 500 Portfolio—Initial Class	1,116	(1,188)	(72)	1,169	(1,402)	(233)
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	189	(136)	53	87	(387)	(300)
Fidelity® VIP Mid Cap Portfolio—Initial Class	283	(333)	(50)	323	(731)	(408)
Fidelity® VIP Money Market Portfolio—Initial Class	2,087	(2,565)	(478)	3,297	(2,027)	1,270
Fidelity® VIP Overseas Portfolio—Initial Class	319	(334)	(15)	287	(479)	(192)
Fidelity® VIP Real Estate Portfolio—Initial Class	82	—	82	—	—	—
Fidelity® VIP Value Leaders Portfolio—Initial Class	2	(1)	1	—	—	—
Fidelity® VIP Value Strategies Portfolio—Service Class 2	27	(28)	(1)	5	(2)	3
ING Russell™ Mid Cap Index Portfolio-I	56	(36)	20	421	(3)	418
Invesco V.I. American Value Fund—Series I Shares	161	(52)	109	132	(14)	118
Invesco V.I. Global Real Estate Fund—Series I Shares	70	(43)	27	61	(37)	24
Invesco V.I. International Growth Fund—Series I Shares	222	(161)	61	342	(239)	103
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	7	(16)	(9)	19	(295)	(276)
Janus Aspen Balanced Portfolio—Institutional Shares	—	—	—	43	(616)	(573)
Janus Aspen Enterprise Portfolio—Institutional Shares	177	(188)	(11)	93	(97)	(4)
Janus Aspen Forty Portfolio—Institutional Shares	49	(45)	4	178	(561)	(383)
Janus Aspen Global Research Portfolio—Institutional Shares	6	(9)	(3)	7	(6)	1
Lazard Retirement International Equity Portfolio—Service Shares	34	(53)	(19)	86	(90)	(4)
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	79	(120)	(41)	49	(105)	(56)
LVIP Baron Growth Opportunities Fund—Service Class	250	(164)	86	356	(205)	151
LVIP SSgA Bond Index Fund—Standard Class	9	(90)	(81)	476	(1)	475
LVIP SSgA Developed International 150 Fund—Standard Class	49	—	49	—	—	—
LVIP SSgA Emerging Markets 100 Fund—Standard Class	312	(75)	237	44	(3)	41
LVIP SSgA International Index Fund—Standard Class	8	(17)	(9)	192	(1)	191
MFS® Global Tactical Allocation Portfolio—Initial Class	176	(5)	171	28	(1)	27
MFS® International Value Portfolio—Initial Class	387	(14)	373	401	(26)	375
MFS® Investors Trust Series—Initial Class	—	—	—	—	—	—
MFS® New Discovery Series—Initial Class	—	—	—	—	—	—
MFS® Utilities Series—Initial Class	—	—	—	10	(130)	(120)
MFS® Value Series—Initial Class	524	(364)	160	454	(353)	101

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2013			2012
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Neuberger Berman AMT Large Cap Value Portfolio—Class I	42	(19)	23	22	(8)	14
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	2	(1)	1	1	(1)	—
Oppenheimer Core Bond Fund/VA—Non-Service Shares	—	—	—	—	—	—
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	384	(231)	153	293	(174)	119
PIMCO High Yield Portfolio—Administrative Class Shares	148	(150)	(2)	184	(83)	101
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	16	(163)	(147)	189	(3)	186
PIMCO Low Duration Portfolio—Administrative Class Shares	324	(83)	241	247	(126)	121
PIMCO Real Return Portfolio—Administrative Class Shares	566	(575)	(9)	701	(301)	400
PIMCO Total Return Portfolio—Administrative Class Shares	1,587	(1,078)	509	1,640	(1,159)	481
Royce Micro-Cap Portfolio—Investment Class	53	(59)	(6)	78	(98)	(20)
Royce Small-Cap Portfolio—Investment Class	—	—	—	148	(710)	(562)
T. Rowe Price Blue Chip Growth Portfolio	648	(359)	289	323	(270)	53
T. Rowe Price Equity Income Portfolio	—	—	—	314	(1,852)	(1,538)
T. Rowe Price Equity Index 500 Portfolio	15	(33)	(18)	11	(13)	(2)
T. Rowe Price International Stock Portfolio	55	(57)	(2)	47	(238)	(191)
T. Rowe Price Limited-Term Bond Portfolio	489	(592)	(103)	563	(418)	145
T. Rowe Price New America Growth Portfolio	163	(301)	(138)	169	(99)	70
T. Rowe Price Personal Strategy Balanced Portfolio	143	(121)	22	211	(491)	(280)
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	2	—	2	—	—	—
TOPS® Balanced ETF Portfolio—Class 2 Shares	1	—	1	—	—	—
TOPS® Capital Preservation ETF Portfolio—Class 2 Shares	7	(3)	4	—	—	—
TOPS® Growth ETF Portfolio—Class 2 Shares	1	—	1	—	—	—
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	9	—	9	—	—	—
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	1	—	1	—	(502)	(502)
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	13	—	13	1	—	1
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	12	—	12	—	—	—
UIF Emerging Markets Debt Portfolio—Class I	218	(135)	83	191	(119)	72
UIF Emerging Markets Equity Portfolio—Class I	—	—	—	89	(581)	(492)
UIF U.S. Real Estate Portfolio—Class I	174	(167)	7	146	(96)	50
Van Eck VIP Global Hard Assets—Initial Class Shares	—	—	—	56	(327)	(271)
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	18	(1)	17	16	(5)	11
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	30	(116)	(86)	58	(25)	33

Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

T

he following table presents financial highlights for each Investment Division as of December 31, 2013, 2012, 2011, 2010 and 2009:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Bond—Initial Class	2013	$44,886	2,872	$15.53 to $20.95	(2.1%) to (1.8%)	1.9%
	2012	50,513	3,171	15.82 to 21.40	4.3% to 4.7%	2.5%
	2011	48,339	3,183	15.11 to 20.51	6.9% to 7.2%	3.9%
	2010	4,078	289	14.09 to 19.18	7.5% to 7.8%	3.3%
	2009	3,621	277	13.07 to 17.84	7.5% to 7.8%	5.4%
MainStay VP Cash Management—Initial Class	2013	$123,000	104,719	$1.15 to $ 1.31	(0.3%) to 0.0%	0.0%
	2012	127,995	109,156	1.15 to 1.31	(0.3%) to 0.0%	0.0%
	2011	123,591	105,562	1.15 to 1.31	(0.3%) to (0.2%)	0.0%
	2010	136,687	116,359	1.16 to 1.32	(0.3%) to 0.0%	0.0%
	2009	127,669	108,874	1.16 to 1.32	(0.2%) to 0.0%	0.0%
MainStay VP Common Stock—Initial Class	2013	$154,381	6,436	$20.14 to $24.37	35.3% to 35.7%	1.6%
	2012	115,205	6,500	14.85 to 18.01	16.4% to 16.7%	1.6%
	2011	101,380	6,674	12.72 to 15.47	1.3% to 1.6%	1.5%
	2010	109,449	7,415	12.53 to 15.27	12.3% to 12.6%	1.7%
	2009	96,058	7,285	11.12 to 13.59	22.0% to 22.4%	2.2%
MainStay VP Convertible—Initial Class	2013	$2,307	104	$18.68 to $24.65	25.0% to 25.3%	2.7%
	2012	1,171	65	14.94 to 19.72	8.8% to 9.1%	3.3%
	2011	746	44	13.73 to 18.11	(5.0%) to (4.7%)	2.3%
	2010	814	46	14.46 to 19.06	10.7% to 17.9%	3.3%
	2009	626	40	13.06 to 16.22	0.0% to 46.1%	2.1%
MainStay VP Cornerstone Growth—Initial Class	2013	$9,167	536	$15.94 to $17.19	24.3% to 24.7%	0.8%
	2012	6,749	491	12.82 to 13.78	14.6% to 14.9%	0.4%
	2011	6,790	568	11.19 to 11.99	(1.7%) to (1.4%)	0.4%
	2010	11,331	934	11.38 to 12.16	7.9% to 12.2%	0.6%
	2009	5,072	468	10.41 to 11.21	16.3% to 34.2%	0.5%
MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class	2013	$13,674	1,376	$9.89 to $ 9.94	(5.7%) to (5.4%)	0.8%
	2012	13,921	1,325	10.49 to 10.51	4.9% to 5.1%	0.0%
MainStay VP Eagle Small Cap Growth—Initial Class	2013	$7,767	590	$13.17 to $13.17	30.9% to 30.9%	0.1%
	2012	5,408	537	10.06 to 10.06	0.6% to 0.6%	0.0%
MainStay VP Floating Rate—Initial Class	2013	$3,615	262	$13.81 to $13.81	4.5% to 4.5%	3.9%
	2012	1,254	95	13.22 to 13.22	7.2% to 7.2%	4.2%
	2011	868	70	10.59 to 12.34	2.0% to 2.2%	4.2%
	2010	751	62	10.39 to 12.07	4.2% to 8.1%	4.0%
	2009	749	67	9.97 to 11.16	33.6% to 33.6%	3.6%
MainStay VP Government—Initial Class	2013	$1,819	122	$14.89 to $19.31	(2.8%) to (2.5%)	3.2%
	2012	2,841	186	15.27 to 15.27	4.0% to 4.0%	2.9%
	2011	2,441	166	12.22 to 19.15	5.7% to 6.0%	3.2%
	2010	2,195	158	11.56 to 18.13	3.8% to 5.4%	3.0%
	2009	2,108	160	11.14 to 17.26	1.3% to 1.6%	3.6%
MainStay VP High Yield Corporate Bond—Initial Class	2013	$32,785	1,614	$20.28 to $28.97	6.3% to 6.6%	5.4%
	2012	29,606	1,554	19.02 to 27.25	13.1% to 13.4%	5.8%
	2011	20,935	1,247	16.77 to 24.10	5.9% to 6.3%	6.0%
	2010	24,846	1,573	15.78 to 22.75	12.3% to 12.7%	6.1%
	2009	17,527	1,246	14.01 to 20.25	42.4% to 42.8%	8.0%
MainStay VP ICAP Select Equity—Initial Class	2013	$318,944	13,900	$20.48 to $23.12	29.9% to 30.3%	1.6%
	2012	246,708	13,967	15.72 to 17.79	15.2% to 15.6%	2.2%
	2011	216,856	14,155	13.60 to 15.43	(1.7%) to (1.4%)	1.4%
	2010	229,136	14,764	13.80 to 15.69	17.8% to 18.1%	0.9%
	2009	194,615	14,760	11.68 to 13.32	29.0% to 29.4%	1.8%
MainStay VP Income Builder—Initial Class	2013	$7,726	480	$16.11 to $16.11	18.0% to 18.0%	4.3%
	2012	7,267	532	13.65 to 13.65	14.7% to 14.7%	4.3%
	2011	6,650	559	11.91 to 11.91	3.8% to 3.8%	4.7%
	2010	—	—	11.47 to 11.47	14.4% to 14.4%	0.0%
	2009	472	47	10.02 to 10.02	23.1% to 23.1%	0.9%
MainStay VP International Equity—Initial Class	2013	$46,257	2,302	$18.51 to $23.27	14.8% to 15.1%	1.2%
	2012	41,285	2,357	16.08 to 20.27	19.1% to 19.5%	1.8%
	2011	40,408	2,777	13.46 to 17.00	(16.3%) to (16.0%)	3.2%
	2010	56,684	3,289	16.03 to 20.30	4.6% to 4.9%	3.3%
	2009	56,445	3,433	15.28 to 19.40	19.0% to 19.4%	7.1%
MainStay VP Janus Balanced—Initial Class	2013	$11,052	891	$12.35 to $12.41	19.8% to 20.2%	1.5%
	2012	8,357	810	10.31 to 10.33	3.1% to 3.3%	0.0%
MainStay VP Large Cap Growth—Initial Class	2013	$331	20	$11.58 to $20.42	36.1% to 36.5%	0.5%
	2012	79	9	8.51 to 14.96	12.8% to 13.1%	0.0%
	2011	73	9	7.55 to 13.23	(0.6%) to (0.3%)	0.0%
	2010	87	11	7.59 to 13.26	15.8% to 16.2%	0.0%
	2009	81	12	6.55 to 11.42	39.6% to 40.0%	0.0%
MainStay VP Marketfield—Initial Class	2013	$2	—	$10.25 to $10.25	2.5% to 2.5%	0.0%
MainStay VP MFS® Utilities—Initial Class	2013	$3,200	249	$12.79 to $12.85	20.0% to 20.3%	2.2%
	2012	2,846	267	10.66 to 10.68	6.6% to 6.8%	0.0%
MainStay VP Mid Cap Core—Initial Class	2013	$80,398	2,394	$26.16 to $34.81	41.8% to 42.2%	1.0%
	2012	56,233	2,363	18.40 to 24.54	17.2% to 17.5%	0.8%
	2011	48,712	2,401	15.66 to 20.94	(3.2%) to (3.0%)	0.9%
	2010	48,352	2,275	16.14 to 21.64	23.3% to 23.6%	0.4%
	2009	46,759	2,849	13.05 to 17.54	36.6% to 36.9%	0.5%
MainStay VP S&P 500 Index—Initial Class	2013	$195,120	9,859	$19.56 to $20.31	31.6% to 32.0%	1.6%
	2012	151,720	10,091	14.82 to 15.42	15.3% to 15.7%	1.7%
	2011	135,732	10,413	12.81 to 13.37	1.5% to 1.8%	1.7%
	2010	148,719	11,600	12.58 to 13.16	14.4% to 14.7%	1.8%
	2009	136,814	12,216	10.97 to 11.50	25.9% to 26.3%	2.8%
MainStay VP T. Rowe Price Equity Income—Initial Class	2013	$27,606	2,004	$13.71 to $13.78	30.0% to 30.4%	1.3%
	2012	23,624	2,246	10.55 to 10.57	5.5% to 5.7%	0.0%
MainStay VP U.S. Small Cap—Initial Class	2013	$9,901	500	$19.80 to $19.80	37.9% to 37.9%	0.7%
	2012	6,753	470	14.36 to 14.36	12.8% to 12.8%	0.4%
	2011	6,886	541	12.73 to 12.73	(2.7%) to (2.7%)	0.9%
	2010	9,370	716	13.09 to 13.09	25.0% to 25.0%	0.1%
	2009	1,987	190	10.47 to 10.47	4.7% to 4.7%	0.0%
MainStay VP Van Eck Global Hard Assets—Initial Class	2013	$5,238	487	$10.75 to $10.75	11.0% to 11.0%	1.2%
	2012	2,983	308	9.69 to 9.69	(3.1%) to (3.1%)	0.0%
Alger Small Cap Growth Portfolio—Class I-2 Shares	2013	$—	—	$—	—	—
	2012	—	—	—	—	—
	2011	13	1	13.85 to 16.43	(3.5%) to (3.2%)	0.0%
	2010	619	36	16.97 to 16.97	25.3% to 25.3%	0.0%
	2009	834	62	13.54 to 13.54	45.5% to 45.5%	0.0%
Alger SMid Cap Growth Portfolio—Class I-2 Shares	2013	$453	32	$14.11 to $14.11	32.2% to 32.2%	0.0%
	2012	298	28	10.67 to 10.67	14.5% to 14.5%	0.0%
	2011	124	13	9.32 to 9.32	(3.9%) to (3.9%)	0.0%
	2010	67	7	9.69 to 9.69	23.7% to 23.7%	0.0%
	2009	27	3	7.84 to 7.84	45.9% to 45.9%	0.0%
AllianceBernstein VPS International Value Portfolio—Class A	2013	$25	4	$6.95 to $6.95	23.0% to 23.0%	6.2%
	2012	22	4	5.65 to 5.65	14.5% to 14.5%	0.2%
	2011	593	120	4.93 to 4.93	(19.3%) to (19.3%)	3.6%
	2010	1,072	176	6.11 to 6.11	4.6% to 4.6%	2.8%
	2009	1,477	253	5.84 to 5.84	34.7% to 34.7%	1.6%
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	2013	$3,995	217	$18.38 to $18.38	38.1% to 38.1%	0.5%
	2012	3,385	254	13.31 to 13.31	18.7% to 18.7%	0.6%
	2011	1,998	178	11.21 to 11.21	(8.4%) to (8.4%)	0.5%
	2010	2,267	185	12.24 to 12.24	26.9% to 26.9%	0.4%
	2009	1,377	143	9.64 to 9.64	42.9% to 42.9%	0.2%
American Century Investments® VP Inflation Protection Fund—Class II	2013	$648	68	$9.55 to $9.55	(8.5%) to (8.5%)	1.5%
	2012	328	31	10.44 to 10.44	4.4% to 4.4%	2.8%
American Century Investments® VP Value Fund—Class II	2013	$4,619	259	$17.59 to $18.94	31.2% to 31.5%	1.5%
	2012	3,430	253	13.38 to 14.44	14.3% to 14.6%	1.8%
	2011	2,906	245	11.67 to 12.63	0.6% to 0.9%	1.9%
	2010	1,502	126	11.57 to 12.56	12.8% to 13.0%	2.2%
	2009	947	89	10.24 to 11.14	19.4% to 19.7%	4.9%
American Funds® Asset Allocation FundSM—Class 2 Shares	2013	$2,562	167	$15.33 to $15.33	23.7% to 23.7%	1.6%
	2012	889	72	12.39 to 12.39	16.2% to 16.2%	2.2%
	2011	410	38	10.67 to 10.67	1.3% to 1.3%	1.7%
	2010	433	41	10.53 to 10.53	12.5% to 12.5%	1.2%
	2009	1,029	110	9.36 to 9.36	24.0% to 24.0%	3.3%
American Funds® Global Growth FundSM—Class 1 Shares	2013	$2,147	132	$16.28 to $16.28	29.5% to 29.5%	1.6%
	2012	973	77	12.57 to 12.57	22.9.% to 22.9%	1.1%
	2011	727	71	10.23 to 10.23	(8.7%) to (8.7%)	3.1%
	2010	258	23	11.20 to 11.20	12.0% to 12.0%	7.1%
	2009	—	—	9.99 to 9.99	(0.1%) to (0.1%)	—
American Funds® Global Small Capitalization FundSM—Class 2 Shares	2013	$841	60	$9.90 to $13.94	28.0% to 28.3%	1.0%
	2012	1,014	93	7.74 to 10.87	17.9% to 18.2%	1.5%
	2011	833	90	6.57 to 9.20	(19.3%) to (19.1%)	1.3%
	2010	709	63	8.14 to 11.37	22.1% to 22.4%	1.8%
	2009	445	50	6.67 to 9.29	36.5% to 61.3%	0.4%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

American Funds® Growth FundSM—Class 2 Shares	2013	$12,535	823	$15.22 to $15.22	30.1% to 30.1%	1.0%
	2012	9,316	797	11.70 to 11.70	17.9% to 17.9%	0.8%
	2011	7,090	714	5.23 to 9.93	(4.5%) to (4.3%)	0.6%
	2010	8,378	808	5.47 to 10.37	10.1% to 18.7%	0.7%
	2009	6,686	765	4.97 to 8.74	(12.5%) to 39.4%	0.9%
American Funds® Growth-Income FundSM—Class 2 Shares	2013	$905	66	$13.77 to $13.77	33.5% to 33.5%	1.4%
	2012	701	68	10.31 to 10.31	17.5% to 17.5%	1.6%
	2011	569	65	8.78 to 8.78	(1.8%) to (1.8%)	1.7%
	2010	450	50	8.94 to 8.94	11.4% to 11.4%	2.2%
	2009	209	26	8.02 to 8.02	31.2% to 31.2%	1.8%
American Funds® International FundSM—Class 2 Shares	2013	$22,758	1,746	$13.03 to $13.03	21.6% to 21.6%	1.4%
	2012	14,518	1,355	10.71 to 10.71	17.9% to 17.9%	1.6%
	2011	8,790	967	9.09 to 10.68	(14.2%) to (14.0%)	1.7%
	2010	9,766	925	10.56 to 12.44	6.9% to 7.2%	2.2%
	2009	8,655	879	9.85 to 11.64	43.1% to 43.1%	1.7%
Calvert VP SRI Balanced Portfolio	2013	$—	—	$—	—	—
	2012	—	—	—	—	—
	2011	14	1	12.83 to 13.90	4.3% to 4.6%	1.3%
	2010	14	1	12.27 to 12.27	12.1% to 12.1%	1.5%
	2009	13	1	10.95 to 10.95	25.3% to 25.3%	2.2%
Davis Value Portfolio	2013	$747	49	$15.14 to $15.14	33.4% to 33.4%	0.9%
	2012	468	41	11.34 to 11.34	13.1% to 13.1%	1.8%
	2011	595	59	10.03 to 10.85	(4.4%) to (4.2%)	0.6%
	2010	1,162	111	10.47 to 11.35	5.8% to 12.8%	1.1%
	2009	1,354	146	9.28 to 10.73	0.0% to 31.2%	0.9%
Delaware VIP® International Value Equity Series—Standard Class	2013	$2,417	279	$8.68 to $8.68	22.8% to 22.8%	1.7%
	2012	2,861	405	7.07 to 7.07	15.2% to 15.2%	2.1%
	2011	1,451	237	6.13 to 6.13	(14.4%) to (14.4%)	1.3%
	2010	936	131	7.17 to 7.17	10.9% to 10.9%	4.8%
	2009	3	1	6.46 to 6.46	6.0% to 6.0%	4.5%
Delaware VIP® Small Cap Value Series—Standard Class	2013	$5,310	387	$13.72 to $13.72	33.5% to 33.5%	0.7%
	2012	3,646	369	10.28 to 10.28	2.8% to 2.8%	0.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2013	$3,315	161	$20.55 to $20.55	32.8% to 32.8%	0.0%
	2012	2,469	160	15.48 to 15.48	15.6% to 15.6%	0.0%
	2011	1,868	140	11.51 to 13.39	(8.0%) to (7.8%)	0.0%
	2010	1,543	106	12.51 to 14.52	26.9% to 29.9%	0.0%
	2009	932	83	9.86 to 11.17	57.7% to 57.7%	0.4%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2013	$25	2	$15.99 to $15.99	48.5% to 48.5%	0.0%
	2012	18	2	10.77 to 10.77	20.6% to 20.6%	0.0%
	2011	15	2	8.93 to 10.78	(14.1%) to (13.8%)	0.4%
	2010	17	2	10.36 to 12.54	15.0% to 31.1%	0.7%
	2009	13	2	7.90 to 10.90	26.0% to 26.0%	1.6%
DWS Global Small Cap Growth VIP—Class A	2013	$725	52	$13.88 to $13.88	35.9% to 35.9%	0.1%
	2012	6	1	10.21 to 10.21	15.4% to 15.4%	0.8%
	2011	112	13	8.85 to 8.85	(9.9%) to (9.9%)	1.4%
	2010	4	—	9.83 to 9.83	26.6% to 26.6%	0.4%
	2009	2	—	7.76 to 7.76	48.2% to 48.2%	2.5%
DWS Small Cap Index VIP—Class A	2013	$19,873	907	$21.90 to $21.90	38.6% to 38.6%	1.6%
	2012	12,817	811	15.80 to 15.80	16.3% to 16.3%	0.8%
	2011	11,178	822	10.36 to 13.59	(4.7%) to (4.4%)	0.9%
	2010	9,215	648	10.86 to 14.22	12.5% to 26.4%	0.7%
	2009	14,482	1,287	9.66 to 11.25	1.1% to 26.6%	1.7%
DWS Small Mid Cap Value VIP—Class A	2013	$2,221	156	$14.27 to $14.27	35.2% to 35.2%	1.1%
	2012	1,917	182	10.55 to 10.55	13.8% to 13.8%	1.4%
	2011	2,801	302	9.28 to 9.28	(6.1%) to (6.1%)	0.9%
	2010	1,899	192	9.88 to 9.88	23.1% to 23.1%	1.3%
	2009	969	121	8.03 to 8.03	29.7% to 29.7%	2.4%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2013	$29,226	1,246	$23.18 to $31.06	30.9% to 31.3%	1.1%
	2012	25,844	1,449	17.66 to 23.73	16.1% to 16.4%	1.3%
	2011	24,899	1,627	15.17 to 20.44	(2.8%) to (2.5%)	0.9%
	2010	26,661	1,697	15.56 to 21.03	16.9% to 17.2%	1.3%
	2009	23,961	1,788	13.28 to 18.00	35.3% to 35.7%	1.4%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2013	$6,210	340	$18.25 to $22.13	27.8% to 28.1%	2.6%
	2012	5,037	354	14.24 to 17.31	17.0% to 17.3%	3.4%
	2011	4,160	342	12.14 to 14.79	0.7% to 1.0%	2.6%
	2010	4,205	349	12.02 to 14.69	14.8% to 15.1%	1.9%
	2009	4,237	405	10.44 to 12.79	29.8% to 30.2%	2.0%
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	2013	$11,997	753	$15.94 to $15.94	13.5% to 13.5%	1.9%
	2012	7,977	592	14.04 to 14.04	11.8% to 11.8%	2.6%
	2011	2,599	207	10.91 to 12.56	(0.4%) to (0.2%)	2.6%
	2010	1,814	144	10.96 to 12.59	7.4% to 13.0%	3.4%
	2009	1,209	108	10.20 to 11.14	24.3% to 24.3%	4.2%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2013	$16,597	1,039	$14.01 to $15.98	15.7% to 16.0%	1.8%
	2012	12,818	936	12.11 to 13.77	13.1% to 13.4%	2.4%
	2011	8,094	666	10.70 to 12.15	(1.3%) to (1.0%)	2.1%
	2010	7,125	580	10.84 to 12.27	14.2% to 14.5%	2.4%
	2009	5,133	479	9.49 to 10.72	28.7% to 29.0%	4.1%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2013	$8,115	509	$15.94 to $15.94	21.7% to 21.7%	1.8%
	2012	6,530	522	13.10 to 13.10	15.6% to 15.6%	2.2%
	2011	4,625	408	11.34 to 11.34	(2.6%) to (2.6%)	2.1%
	2010	4,422	380	11.64 to 11.64	16.1% to 16.1%	2.0%
	2009	4,089	408	10.03 to 10.03	31.7% to 31.7%	2.7%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2013	$2,757	164	$16.81 to $16.81	25.3% to 25.3%	1.7%
	2012	1,533	118	13.41 to 13.41	17.0% to 17.0%	2.9%
	2011	889	77	11.47 to 11.47	(4.0%) to (4.0%)	2.1%
	2010	7	1	11.95 to 11.95	19.5% to 19.5%	0.1%
Fidelity® VIP Growth Portfolio—Initial Class	2013	$2,136	114	$18.77 to $19.21	36.0% to 36.3%	0.3%
	2012	1,648	120	13.77 to 14.12	14.4% to 14.7%	0.6%
	2011	1,207	100	12.00 to 12.34	0.0% to 0.2%	0.4%
	2010	958	79	11.98 to 12.35	23.9% to 24.2%	0.2%
	2009	834	86	9.65 to 9.97	28.0% to 28.3%	0.4%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Index 500 Portfolio—Initial Class	2013	$78,529	3,979	$19.74 to $23.91	31.9% to 32.2%	1.9%
	2012	60,471	4,051	14.93 to 18.13	15.6% to 15.9%	2.2%
	2011	55,162	4,284	12.88 to 15.68	1.8% to 2.0%	2.3%
	2010	43,660	3,457	12.62 to 15.40	14.7% to 15.0%	2.1%
	2009	33,503	3,053	10.97 to 13.42	26.3% to 26.6%	2.6%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2013	$10,679	678	$15.52 to $17.40	(2.0%) to (1.8%)	2.3%
	2012	10,050	625	15.80 to 17.76	5.6% to 5.9%	1.8%
	2011	13,967	925	14.92 to 16.81	7.1% to 7.3%	5.5%
	2010	10,911	771	13.90 to 15.70	7.5% to 7.8%	3.7%
	2009	9,288	708	12.90 to 14.60	15.4% to 15.7%	8.7%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2013	$33,931	1,233	$27.32 to $34.29	35.9% to 36.2%	0.5%
	2012	25,926	1,283	20.05 to 25.23	14.5% to 14.8%	0.6%
	2011	29,695	1,691	17.46 to 22.03	(10.8%) to (10.6%)	0.2%
	2010	34,515	1,757	19.54 to 24.70	28.5% to 28.8%	0.4%
	2009	20,743	1,359	15.16 to 19.22	39.7% to 40.1%	0.7%
Fidelity® VIP Money Market Portfolio—Initial Class	2013	$31,467	3,125	$10.07 to $10.07	0.0% to 0.0%	0.0%
	2012	37,529	3,603	10.07 to 10.07	0.1% to 0.1%	0.1%
	2011	23,501	2,333	10.05 to 10.05	0.1% to 0.1%	0.1%
	2010	17,051	1,698	10.04 to 10.04	0.2% to 0.2%	0.2%
	2009	8,630	862	10.02 to 10.02	0.2% to 0.2%	0.3%
Fidelity® VIP Overseas Portfolio—Initial Class	2013	$11,719	648	$14.26 to $18.10	30.1% to 30.4%	1.4%
	2012	9,191	663	10.96 to 13.88	20.4% to 20.7%	2.0%
	2011	9,820	855	9.10 to 11.49	(17.4%) to (17.2%)	1.8%
	2010	9,554	690	11.02 to 13.87	12.8% to 13.1%	1.4%
	2009	9,131	745	9.76 to 12.26	11.7% to 26.5%	2.2%
Fidelity® VIP Real Estate Portfolio—Initial Class	2013	$799	82	$9.73 to $ 9.73	(2.7%) to (2.7%)	0.0%
Fidelity® VIP Value Leaders Portfolio—Initial Class	2013	$23	1	$19.88 to $19.88	35.2% to 35.2%	0.6%
	2012	4	—	14.71 to 14.71	14.0% to 14.0%	2.2%
	2011	4	—	12.90 to 12.90	(8.0%) to (8.0%)	1.3%
	2010	5	—	14.02 to 14.02	10.0% to 10.0%	1.4%
	2009	22	2	12.75 to 12.75	27.9% to 27.9%	2.9%
Fidelity® VIP Value Strategies Portfolio—Service Class 2	2013	$495	23	$21.67 to $21.67	30.2% to 30.2%	0.5%
	2012	403	24	16.64 to 16.64	27.1% to 27.1%	0.4%
	2011	270	21	13.10 to 13.10	(9.0%) to (9.0%)	0.8%
	2010	327	23	14.40 to 14.40	26.3% to 26.3%	0.3%
	2009	181	16	11.40 to 11.40	57.2% to 57.2%	0.4%
ING Russell™ Mid Cap Index Portfolio-I	2013	$6,081	438	$13.89 to $13.89	34.2% to 34.2%	1.1%
	2012	4,326	418	10.35 to 10.35	3.5% to 3.5%	0.0%
Invesco V.I. American Value Fund—Series I Shares	2013	$9,740	299	$32.55 to $32.55	34.3% to 34.3%	0.8%
	2012	4,517	190	24.24 to 24.24	17.3% to 17.3%	0.8%
	2011	1,487	72	20.67 to 20.67	0.9% to 0.9%	0.7%
	2010	1,152	56	20.48 to 20.48	22.2% to 22.2%	0.5%
	2009	147	9	16.75 to 16.75	67.5% to 67.5%	1.4%
Invesco V.I. Global Real Estate Fund—Series I Shares	2013	$3,396	277	$10.81 to $12.31	2.5% to 2.7%	3.8%
	2012	2,985	250	10.55 to 11.99	27.8% to 28.1%	0.6%
	2011	2,102	226	8.25 to 9.36	(6.7%) to (6.5%)	3.8%
	2010	2,358	237	8.85 to 10.01	17.2% to 17.5%	5.0%
	2009	1,125	134	7.55 to 8.52	31.2% to 31.5%	0.0%
Invesco V.I. International Growth Fund—Series I Shares	2013	$13,105	832	$15.76 to $15.76	19.0% to 19.0%	1.2%
	2012	10,233	771	13.24 to 13.24	15.5% to 15.5%	1.4%
	2011	7,660	668	11.46 to 11.46	(6.7%) to (6.7%)	1.5%
	2010	8,318	677	12.29 to 12.29	12.9% to 12.9%	2.6%
	2009	5,666	520	10.89 to 10.89	35.2% to 35.2%	1.7%
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	2013	$377	26	$14.55 to $14.55	28.8% to 28.8%	0.7%
	2012	394	35	11.30 to 11.30	11.0% to 11.0%	0.0%
	2011	3,161	311	10.18 to 10.18	(6.4%) to (6.4%)	0.1%
	2010	99	9	10.87 to 10.87	8.7% to 8.7%	0.8%
Janus Aspen Balanced Portfolio—Institutional Shares	2013	$—	—	$—	—	—
	2012	—	—	—	—	—
	2011	9,521	573	16.38 to 23.46	1.3% to 1.6%	2.0%
	2010	19,341	1,000	16.11 to 23.15	8.1% to 8.4%	2.9%
	2009	16,514	902	14.87 to 21.42	25.5% to 25.9%	2.9%
Janus Aspen Enterprise Portfolio—Institutional Shares	2013	$6,144	224	$27.38 to $27.38	32.4% to 32.4%	0.5%
	2012	4,867	235	20.69 to 20.69	17.3% to 17.3%	0.0%
	2011	4,213	239	17.64 to 17.64	(1.4%) to (1.4%)	0.0%
	2010	6,722	376	17.89 to 17.89	25.8% to 25.8%	0.1%
	2009	7,103	500	14.22 to 14.22	44.8% to 44.8%	0.0%
Janus Aspen Forty Portfolio—Institutional Shares	2013	$3,616	178	$20.34 to $20.34	31.2% to 31.2%	0.7%
	2012	2,697	174	15.50 to 15.50	24.2% to 24.2%	0.5%
	2011	6,958	557	12.48 to 12.48	(6.7%) to (6.7%)	0.3%
	2010	10,123	756	13.38 to 13.38	6.7% to 6.7%	0.4%
	2009	6,695	534	12.53 to 12.53	46.3% to 46.3%	0.0%
Janus Aspen Global Research Portfolio—Institutional Shares	2013	$476	29	$15.68 to $16.77	28.0% to 28.4%	1.2%
	2012	398	32	12.21 to 13.10	19.7% to 20.1%	0.9%
	2011	328	31	9.77 to 10.94	(14.0%) to (13.7%)	0.4%
	2010	751	63	11.35 to 12.72	7.8% to 15.8%	0.6%
	2009	1,267	124	10.18 to 11.02	37.3% to 37.7%	1.7%
Lazard Retirement International Equity Portfolio—Service Shares	2013	$4,023	249	$13.45 to $16.34	20.5% to 20.8%	1.3%
	2012	3,593	268	11.16 to 13.53	20.8% to 21.1%	1.7%
	2011	3,016	272	9.24 to 11.17	(7.5%) to (7.3%)	1.8%
	2010	3,745	313	9.99 to 12.05	6.5% to 6.7%	1.5%
	2009	2,918	262	9.38 to 11.29	21.2% to 21.5%	3.0%
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	2013	$5,213	267	$19.53 to $24.60	30.0% to 30.3%	0.4%
	2012	4,615	308	14.99 to 18.92	14.3% to 14.5%	0.6%
	2011	4,763	364	13.08 to 16.56	(4.3%) to (4.0%)	0.2%
	2010	5,651	414	13.63 to 17.30	25.1% to 25.4%	0.5%
	2009	4,266	392	10.87 to 13.83	26.3% to 26.6%	0.5%
LVIP Baron Growth Opportunities Fund—Service Class	2013	$12,466	567	$16.56 to $21.98	39.7% to 40.1%	0.4%
	2012	7,548	481	11.85 to 15.69	17.9% to 18.2%	1.4%
	2011	4,370	330	10.05 to 13.27	3.8% to 4.0%	0.0%
	2010	3,685	290	9.68 to 12.76	26.1% to 26.4%	0.0%
	2009	2,593	257	7.68 to 10.09	16.4% to 38.3%	0.0%
LVIP SSgA Bond Index Fund—Standard Class	2013	$3,939	394	$10.00 to $10.00	(2.6%) to (2.6%)	2.0%
	2012	4,873	475	10.26 to 10.26	2.6% to 2.6%	7.8%
LVIP SSgA Developed International 150 Fund—Standard Class	2013	$650	49	$13.17 to $13.17	20.3% to 20.3%	7.2%
LVIP SSgA Emerging Markets 100 Fund—Standard Class	2013	$2,749	278	$9.87 to $ 9.87	(2.8%) to (2.8%)	2.8%
	2012	421	41	10.16 to 10.16	1.6% to 1.6%	4.1%
LVIP SSgA International Index Fund—Standard Class	2013	$2,390	182	$13.12 to $13.12	21.0% to 21.0%	1.7%
	2012	2,071	191	10.85 to 10.85	8.5% to 8.5%	5.9%
MFS® Global Tactical Allocation Portfolio—Initial Class	2013	$2,512	198	$12.68 to $12.68	8.8% to 8.8%	1.5%
	2012	309	27	11.65 to 11.65	9.6% to 9.6%	2.2%
	2011	5	—	10.63 to 10.63	6.3% to 6.3%	1.8%
MFS® International Value Portfolio—Initial Class	2013	$11,300	748	$15.11 to $15.11	27.9% to 27.9%	1.5%
	2012	4,431	375	11.81 to 11.81	18.1% to 18.1%	1.9%
MFS® Investors Trust Series—Initial Class	2013	$96	4	$24.46 to $24.46	31.7% to 31.7%	1.1%
	2012	74	4	18.57 to 18.57	18.9% to 18.9%	0.9%
	2011	63	4	15.62 to 15.62	(2.4%) to (2.4%)	0.9%
	2010	88	5	16.00 to 16.00	10.8% to 10.8%	1.2%
	2009	81	6	14.44 to 14.44	26.6% to 26.6%	2.6%
MFS® New Discovery Series—Initial Class	2013	$14	1	$25.23 to $25.23	41.5% to 41.5%	0.0%
	2012	10	1	17.83 to 17.83	21.2% to 21.2%	0.0%
	2011	9	1	14.71 to 14.71	(10.3%) to (10.3%)	0.0%
	2010	10	1	16.39 to 16.39	36.3% to 36.3%	0.0%
	2009	8	1	12.02 to 12.02	63.2% to 63.2%	0.0%
MFS® Utilities Series—Initial Class	2013	$—	—	$—	—	—
	2012	—	—	—	—	—
	2011	2,340	120	17.43 to 19.46	6.5% to 6.8%	3.1%
	2010	1,981	109	16.36 to 18.22	13.5% to 13.8%	2.9%
	2009	1,751	110	14.41 to 16.01	32.9% to 33.2%	4.4%
MFS® Value Series—Initial Class	2013	$20,582	980	$21.00 to $21.00	35.9% to 35.9%	1.2%
	2012	12,667	820	15.45 to 15.45	16.3% to 16.3%	1.6%
	2011	9,559	719	13.29 to 13.29	(0.3%) to (0.3%)	1.3%
	2010	4,499	337	13.33 to 13.33	11.5% to 11.5%	1.5%
	2009	2,198	184	11.95 to 11.95	19.5% to 19.5%	1.2%
Neuberger Berman AMT Large Cap Value Portfolio—Class I	2013	$854	69	$12.41 to $12.41	31.1% to 31.1%	1.1%
	2012	434	46	9.46 to 9.46	16.6% to 16.6%	0.4%
	2011	261	32	8.11 to 8.11	(11.4%) to (11.4%)	0.0%
	2010	348	38	9.15 to 9.15	15.7% to 15.7%	0.4%
	2009	606	77	7.91 to 7.91	56.1% to 56.1%	2.8%
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	2013	$162	11	$14.12 to $14.12	29.7% to 29.7%	1.0%
	2012	107	10	10.88 to 10.88	14.1% to 14.1%	0.7%
	2011	98	10	9.54 to 9.54	(1.1%) to (1.1%)	0.3%
	2010	81	8	9.65 to 9.65	9.4% to 9.4%	0.0%
	2009	37	4	8.82 to 8.82	44.5% to 44.5%	0.2%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Oppenheimer Core Bond Fund/VA—Non-Service Shares	2013	$1	—	$10.89 to $10.89	(0.1%) to (0.1%)	5.1%
	2012	1	—	10.90 to 10.90	10.3% to 10.3%	4.9%
	2011	1	—	9.88 to 9.88	8.3% to 8.3%	5.8%
	2010	1	—	9.13 to 9.13	12.4% to 12.4%	1.6%
	2009	1	—	8.12 to 8.12	9.0% to 9.0%	0.0%
PIMCO Global Bond Portfolio (Unhedged)—Administrative Class Shares	2013	$5,847	440	$13.30 to $13.30	(8.5%) to (8.5%)	1.0%
	2012	4,165	287	14.53 to 14.53	6.9% to 6.9%	1.5%
	2011	2,281	168	13.59 to 13.59	7.6% to 7.6%	2.4%
	2010	721	57	12.63 to 12.63	11.7% to 11.7%	2.6%
	2009	85	8	11.31 to 11.31	13.1% to 13.1%	2.6%
PIMCO High Yield Portfolio—Administrative Class Shares	2013	$1,970	144	$13.67 to $13.67	5.7% to 5.7%	5.7%
	2012	1,886	146	12.93 to 12.93	14.3% to 14.3%	5.4%
	2011	514	45	11.31 to 11.31	3.4% to 3.4%	6.7%
	2010	—	—	10.94 to 10.94	9.4% to 9.4%	5.7%
PIMCO Long-Term U.S. Government Portfolio—Administrative Class Shares	2013	$857	49	$17.34 to $17.34	(13.0%) to (13.0%)	2.3%
	2012	3,897	196	19.91 to 19.91	4.4% to 4.4%	2.0%
	2011	194	10	19.07 to 19.07	27.9% to 27.9%	2.7%
	2010	135	9	14.91 to 14.91	11.7% to 11.7%	3.6%
	2009	108	8	13.35 to 13.35	(4.4%) to (4.4%)	3.7%
PIMCO Low Duration Portfolio—Administrative Class Shares	2013	$8,181	569	$14.37 to $14.37	(0.1%) to (0.1%)	1.4%
	2012	4,713	328	14.39 to 14.39	5.9% to 5.9%	1.8%
	2011	2,808	207	10.50 to 13.60	0.9% to 1.1%	1.7%
	2010	2,025	151	10.41 to 13.45	2.9% to 5.3%	1.6%
	2009	1,892	148	10.12 to 12.77	13.3% to 13.3%	3.5%
PIMCO Real Return Portfolio—Administrative Class Shares	2013	$18,444	1,217	$14.79 to $15.13	(9.4%) to (9.2%)	1.6%
	2012	20,463	1,226	16.33 to 16.67	8.5% to 8.8%	1.1%
	2011	12,697	826	15.05 to 15.32	11.4% to 11.7%	2.1%
	2010	10,340	751	13.51 to 13.72	7.8% to 8.1%	1.4%
	2009	11,061	868	12.53 to 12.69	18.1% to 18.4%	3.0%
PIMCO Total Return Portfolio—Administrative Class Shares	2013	$66,908	3,885	$14.34 to $17.23	(2.2%) to (2.0%)	2.2%
	2012	59,287	3,376	14.67 to 17.57	9.3% to 9.6%	2.5%
	2011	46,389	2,895	13.41 to 16.03	3.4% to 3.6%	2.6%
	2010	44,122	2,853	12.98 to 15.48	7.8% to 8.1%	2.4%
	2009	39,126	2,736	12.03 to 14.31	13.0% to 14.1%	5.2%
Royce Micro-Cap Portfolio—Investment Class	2013	$6,797	329	$20.19 to $20.66	20.7% to 21.0%	0.5%
	2012	5,712	335	16.73 to 17.08	7.3% to 7.6%	0.0%
	2011	5,629	355	15.59 to 15.87	(12.3%) to (12.1%)	2.4%
	2010	7,571	420	17.78 to 18.05	29.6% to 30.0%	2.4%
	2009	2,286	165	13.71 to 13.89	57.6% to 58.0%	0.0%
Royce Small-Cap Portfolio—Investment Class	2013	$—	—	$—	—	—
	2012	—	—	—	—	—
	2011	7,402	562	11.26 to 13.16	(3.5%) to (3.3%)	0.3%
	2010	8,634	634	11.67 to 13.61	11.10% to 20.5%	0.1%
	2009	7,162	634	10.50 to 11.29	35.2% to 35.2%	0.0%
T. Rowe Price Blue Chip Growth Portfolio	2013	$33,317	1,439	$23.15 to $23.15	41.2% to 41.2%	0.0%
	2012	18,862	1,150	16.40 to 16.40	18.3% to 18.3%	0.2%
	2011	15,211	1,097	13.87 to 13.99	1.3% to 1.5%	0.0%
	2010	12,317	902	13.66 to 13.81	9.3% to 16.4%	0.0%
	2009	8,659	738	11.74 to 12.64	42.2% to 42.2%	0.0%
T. Rowe Price Equity Income Portfolio	2013	$—	—	$—	—	—
	2012	—	—	—	—	1.7%
	2011	20,176	1,538	13.04 to 15.96	(1.0%) to (0.7%)	1.7%
	2010	22,798	1,726	13.14 to 16.13	14.7% to 15.0%	1.9%
	2009	18,254	1,586	11.42 to 14.06	25.2% to 25.6%	2.0%
T. Rowe Price Equity Index 500 Portfolio	2013	$406	23	$18.02 to $18.02	31.9% to 31.9%	1.7%
	2012	555	41	13.66 to 13.66	15.6% to 15.6%	1.9%
	2011	503	43	11.82 to 11.82	1.8% to 1.8%	1.8%
	2010	214	18	11.60 to 11.60	14.6% to 14.6%	1.7%
	2009	393	39	10.13 to 10.13	26.1% to 26.1%	1.9%
T. Rowe Price International Stock Portfolio	2013	$3,074	168	$18.13 to $18.38	13.8% to 14.1%	0.8%
	2012	2,727	170	15.94 to 16.12	18.1% to 18.4%	0.7%
	2011	4,909	361	13.49 to 13.61	(13.1%) to (12.8%)	2.6%
	2010	2,912	187	15.51 to 15.61	14.2% to 14.5%	1.1%
	2009	2,099	154	13.59 to 13.64	52.0% to 52.4%	2.9%
T. Rowe Price Limited-Term Bond Portfolio	2013	$4,449	335	$13.28 to $13.74	(0.1%) to 0.1%	1.5%
	2012	5,804	438	13.26 to 13.76	2.2% to 2.5%	2.0%
	2011	3,802	293	12.94 to 13.46	1.3% to 1.6%	2.4%
	2010	3,589	282	12.74 to 13.28	2.8% to 3.1%	2.8%
	2009	2,444	198	12.35 to 12.92	8.0% to 8.3%	3.4%
T. Rowe Price New America Growth Portfolio	2013	$7,646	340	$22.51 to $22.51	38.0% to 38.0%	0.0%
	2012	7,803	478	16.31 to 16.31	13.1% to 13.1%	0.5%
	2011	5,888	408	14.42 to 15.48	(1.3%) to (1.1%)	0.2%
	2010	4,768	327	14.58 to 15.69	11.5% to 19.7%	0.2%
	2009	2,355	193	12.18 to 14.07	49.8% to 49.8%	0.0%
T. Rowe Price Personal Strategy Balanced Portfolio	2013	$16,906	848	$19.95 to $19.95	17.9% to 17.9%	1.5%
	2012	13,964	826	16.91 to 16.91	15.1% to 15.1%	1.9%
	2011	16,256	1,106	14.69 to 14.69	(0.3%) to (0.3%)	1.8%
	2010	29,287	1,987	14.74 to 14.74	13.7% to 13.7%	2.3%
	2009	25,168	1,941	12.96 to 12.96	32.1% to 32.1%	2.1%
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	2013	$24	2	$14.83 to $14.83	22.6% to 22.6%	0.7%
TOPS® Balanced ETF Portfolio—Class 2 Shares	2013	$11	1	$12.51 to $12.51	9.1% to 9.1%	0.5%
TOPS® Capital Preservation ETF Portfolio—Class 2 Shares	2013	$43	4	$11.71 to $11.71	4.6% to 4.6%	2.3%
	2012	3	—	11.20 to 11.20	12.0% to 12.0%	0.0%
TOPS® Growth ETF Portfolio—Class 2 Shares	2013	$16	1	$14.28 to $14.28	18.9% to 18.9%	0.2%
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	2013	$110	9	$11.82 to $11.82	7.9% to 7.9%	1.2%
	2012	3	—	10.95 to 10.95	9.5% to 9.5%	0.1%
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	2013	$10	1	$12.67 to $12.67	16.0% to 16.0%	1.2%
	2012	—	—	10.93 to 10.93	8.2% to 8.2%	0.0%
	2011	5,073	502	10.10 to 10.10	1.0% to 1.0%	0.0%
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	2013	$173	14	$12.35 to $12.35	12.4% to 12.4%	1.3%
	2012	6	1	10.99 to 10.99	9.9% to 9.9%	0.1%
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	2013	$161	12	$13.36 to $13.36	13.0% to 13.0%	0.6%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

UIF Emerging Markets Debt Portfolio—Class I	2013	$6,528	325	$18.35 to $20.08	(9.0%) to (8.7%)	4.4%
	2012	5,308	242	20.16 to 22.01	17.7% to 18.0%	2.9%
	2011	3,156	170	17.14 to 18.66	6.8% to 7.0%	4.4%
	2010	2,073	119	16.05 to 17.43	9.5% to 9.7%	4.5%
	2009	1,712	108	14.66 to 15.88	29.9% to 30.2%	6.8%
UIF Emerging Markets Equity Portfolio—Class I	2013	$—	—	$—	—	—
	2012	—	—	—	—	—
	2011	10,137	492	16.56 to 22.91	(18.5%) to (18.2%)	0.4%
	2010	12,979	514	20.30 to 28.10	18.7% to 19.0%	0.6%
	2009	8,800	417	17.10 to 23.68	69.3% to 69.8%	0.0%
UIF U.S. Real Estate Portfolio—Class I	2013	$10,087	424	$23.77 to $28.64	1.8% to 2.1%	1.2%
	2012	9,605	417	23.29 to 28.13	15.5% to 15.8%	0.9%
	2011	7,382	367	20.11 to 24.35	5.7% to 5.9%	0.8%
	2010	9,167	482	18.98 to 23.04	29.6% to 30.0%	2.0%
	2009	8,558	585	14.61 to 17.78	28.0% to 28.4%	3.1%
Van Eck VIP Global Hard Assets—Initial Class Shares	2013	$—	—	$—	—	—
	2012	—	—	—	—	—
	2011	2,187	271	8.06 to 8.06	(16.5%) to (16.5%)	1.0%
	2010	2,057	213	9.64 to 9.64	29.2% to 29.2%	0.2%
	2009	152	20	7.46 to 7.46	57.5% to 57.5%	0.1%
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	2013	$385	32	$12.13 to $12.13	5.0% to 5.0%	0.0%
	2012	168	15	11.55 to 11.55	1.3% to 1.3%	0.0%
	2011	46	4	11.40 to 11.40	(2.3%) to (2.3%)	0.8%
	2010	225	19	11.66 to 11.66	5.0% to 5.0%	0.0%
	2009	188	17	11.11 to 11.11	13.9% to 13.9%	0.4%
Van Eck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	2013	$540	44	$12.24 to $12.41	(9.4%) to (9.2%)	2.4%
	2012	1,770	130	13.51 to 13.66	5.3% to 5.5%	1.8%
	2011	1,256	97	12.83 to 12.94	7.9% to 8.1%	7.6%
	2010	1,026	86	11.90 to 11.97	5.9% to 6.2%	0.2%
	2009	40	3	11.23 to 11.27	6.0% to 12.3%	0.5%

Not all investment options are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are 0.25% to 0.70%, excluding expenses of the underlying Funds, premium loads, sales expenses, monthly contract charges and surrender charges.

(1)	Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.
(2)	These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net asset value. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods. Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the transfer agents at December 31, 2013, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers, LLP

New York, New York

March 24, 2014

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2013 and 2012

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31,
	2013	2012
	(in millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $489 in 2013 and $451 in 2012)	$71,543	$72,188
Trading securities	497	126
Equity securities, at fair value
Available-for-sale	112	130
Trading securities	447	79
Mortgage loans, net of allowances	9,765	8,488
Policy loans	858	872
Securities purchased under agreements to resell	101	59
Investments in affiliates	2,288	2,522
Other investments	1,438	1,225

Total investments	87,049	85,689
Cash and cash equivalents	594	633
Deferred policy acquisition costs	2,847	2,027
Interest in annuity contracts	6,114	5,978
Amounts recoverable from reinsurer
Affiliated	6,877	7,675
Unaffiliated	1,390	300
Other assets	1,357	1,317
Separate account assets	26,434	21,638

Total assets	$132,662	$125,257

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$65,391	$63,733
Future policy benefits	14,069	11,579
Policy claims	339	270
Obligations under structured settlement agreements	6,114	5,978
Amounts payable to reinsurer
Affiliated	6,837	6,626
Unaffiliated	48	47
Other liabilities	2,730	3,291
Separate account liabilities	26,434	21,638

Total liabilities	121,962	113,162

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	963	3,024
Retained earnings	5,784	5,118

Total stockholder’s equity	10,700	12,095

Total liabilities and stockholder’s equity	$132,662	$125,257

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Revenues
Premiums	$3,384	$2,816	$2,427
Fees-universal life and annuity policies	889	885	838
Net investment income	3,612	3,611	3,597
Net investment (losses) gains
Total other-than-temporary impairments on fixed maturities	(45)	(63)	(122)
Total other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	11	18	14
All other net investment (losses) gains	(65)	75	93

Total net investment (losses) gains	(99)	30	(15)
Net revenue from reinsurance	71	85	82
Other income	94	68	55

Total revenues	7,951	7,495	6,984

Expenses
Interest credited to policyholders’ account balances	1,847	2,055	2,415
Increase in liabilities for future policy benefits	2,718	2,199	1,983
Policyholder benefits	1,164	973	867
Operating expenses	1,363	1,416	1,307

Total expenses	7,092	6,643	6,572

Income before income taxes	859	852	412
Income tax expense	193	240	88

Net income	$666	$612	$324

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Net income	$666	$612	$324

Other comprehensive (loss) income, net of tax
Net unrealized investment (losses) gains
Net unrealized investment (losses) gains arising during the period	(1,998)	1,004	1,091
Less: reclassification adjustment for net unrealized investment gains included in net income	63	86	85

Net unrealized investment (losses) gains, net	(2,061)	918	1,006

Total other comprehensive (loss) income, net of tax	(2,061)	918	1,006

Comprehensive (loss) income	$(1,395)	$1,530	$1,330

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2013, 2012 and 2011

(in millions)

			Accumulated Other Comprehensive Income
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2011	$25	$3,628	$1,158	$(58)	$4,182	$8,935
Net income					324	324
Other comprehensive income, net of tax			1,003	3		1,006
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$2,161	$(55)	$4,506	$10,565
Net income					612	612
Other comprehensive income, net of tax			872	46		918

Balance at December 31, 2012	$25	$3,928	$3,033	$(9)	$5,118	$12,095
Net income					666	666
Other comprehensive (loss) income, net of tax			(2,071)	10		(2,061)

Balance at December 31, 2013	$25	$3,928	$962	$1	$5,784	$10,700

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOW

	Year Ended December 31,
	2013	2012	2011
	(in millions)
Cash Flows from Operating Activities:
Net income	$666	$612	$324
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	(4)	(8)	11
Net capitalization of deferred policy acquisition costs	(44)	127	10
Universal life and annuity fees	(718)	(677)	(623)
Interest credited to policyholders’ account balances	1,847	2,055	2,415
Capitalized interest and dividends reinvested	(207)	(192)	(153)
Net investment losses (gains)	99	(30)	15
Equity in earnings of limited partnerships	22	23	6
Deferred income taxe expense (benefit)	50	61	(160)
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	140	32	25
Changes in:
Other assets and other liabilities	67	25	200
Reinsurance payables	(59)	(10)	(1)
Policy claims	69	(12)	51
Future policy benefits	2,685	2,265	1,985

Net cash provided by operating activities	4,612	4,270	4,104

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,979	3,752	5,233
Maturity and repayment of available-for-sale fixed maturities	9,329	8,683	8,256
Sale of equity securities	34	128	120
Repayment of mortgage loans	1,167	816	657
Sale of other investments	2,134	1,969	3,083
Sale of trading securities	280	39	1
Maturity and repayment of trading securities	61	31	34
Cost of:
Available-for-sale fixed maturities acquired	(16,219)	(13,407)	(16,062)
Equity securities acquired	–	(58)	(282)
Mortgage loans acquired	(2,431)	(2,149)	(2,010)
Acquisition of other investments	(1,962)	(3,005)	(3,873)
Acquisition of trading securities	(1,013)	(112)	(86)
Securities purchased under agreements to resell	(42)	31	56
Cash collateral received (paid) on derivatives	7	–	(10)
Policy loans	12	(32)	(27)

Net cash used in investing activities	(4,664)	(3,314)	(4,910)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	6,116	4,763	6,187
Withdrawals	(4,325)	(4,370)	(4,817)
Net transfers to the separate accounts	(1,518)	(1,145)	(806)
Increase in loaned securities	39	–	–
Securities sold under agreements to repurchase	(76)	(38)	(68)
Net paydowns from debt	(4)	(2)	(11)
Change in book and bank overdrafts	–	33	(12)
Cash collateral paid on derivatives	(215)	(82)	(30)
Capital contribution from parent	–	–	123

Net cash provided (used) by financing activities	17	(841)	566

Effect of exchange rate changes on cash and cash equivalents	(4)	(2)	(1)

Net (decrease) increase in cash and cash equivalents	(39)	113	(241)
Cash and cash equivalents, beginning of year	633	520	761

Cash and cash equivalents, end of year	$594	$633	$520

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2013, 2012 AND 2011

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third party banks, brokers and independent financial advisors.

NOTE 2 — BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported. Refer to Note 18 — Supplemental Cash Flow Information for further discussion.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 19 — Statutory Financial information) for further discussion.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income in the accompanying Consolidated Statement of Operations. Unrealized gains and losses on available-for-sale securities are reported as net unrealized investment (losses) gains in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from fixed maturity investments

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

classified as trading are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income or loss (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected as net unrealized investment (losses) gains in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts or premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships, this results in unrealized gains and losses from underlying investments being recorded in Net investment income in the accompanying Consolidated Statement of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments in the accompanying Consolidated Statement of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

At the time of funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Net investment gains or losses on sales are generally computed using the specific identification method.

The authoritative guidance provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent accounting measurement attribute for certain financial assets and liabilities. Unrealized gains and losses on certain financial assets for which the fair value option has been elected are reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. The decision to elect the fair value option is determined on an instrument by instrument basis, must be applied to an entire instrument and is irrevocable once elected. Refer to Note 9 — Fair Value Measurements for more information on the fair value option.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivatives are recorded at fair value either as assets, within Other investments or as liabilities, within Other liabilities in the accompanying Consolidated Statement of Financial Position, except for embedded derivatives which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) it is probable that the forecasted transaction will not occur, or (iv) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value, which is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets in the accompanying Consolidated Statement of Financial Position (refer to Note 7 — Derivative Financial Instruments and Risk Management).

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment (losses) gains or Net investment income in the accompanying Consolidated Statement of Operations. Any ineffectiveness is immediately recognized in earnings and included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment (losses) gains in the accompanying Consolidated Statement of Operations. Any ineffectiveness is immediately recognized in earnings and included as Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract in the accompanying Consolidated Statement of Financial Position at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract on the Consolidated Statement of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 — Derivative Financial Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell in the accompanying Consolidated Statement of Financial Position.

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset in the accompanying Consolidated Statement of Financial Position.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses in the accompanying Consolidated Statement of Operations. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI in the accompanying Consolidated Statement of Financial Position.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets in the accompanying Consolidated Statement of Financial Position.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets in the accompanying Consolidated Statement of Financial Position.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 12 — Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 — Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder or in accordance with specific investment objectives; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities primarily consist of net deferred tax liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 9 — Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 — Policyholders’ Liabilities). Revenues from these

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as Fee income in the accompanying Consolidated Statement of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included within Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense in the accompanying Consolidated Statement of Operations.

NOTE 4 — BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s results of operations or financial condition.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, the Company’s results of operations and financial condition could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure, its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In July 2013, the Financial Accounting Standards Board (FASB) issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 10 — Investment Income and Investment Gains and Losses.

In December 2011 and January 2013, the FASB issued updated guidance and enhanced disclosure requirements for financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The FASB also clarified the scope of the new GAAP offsetting guidance, which only applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with GAAP guidance or subject to a master netting arrangement or similar agreement. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the accompanying Consolidated Statement of Financial Position and instruments and transactions subject to an agreement similar to a master netting arrangement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013 and should be applied retrospectively for all comparative periods presented. The Company’s adoption of this guidance did not have an impact on the Company’s consolidated financial position or results of operations but resulted in additional disclosures related to derivatives included in Note 7 — Derivative Financial Instruments and Risk Management, and securities purchased under agreements to resell included in Note 15 — Commitments and Contingencies.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the Consolidated Statement of Stockholder’s Equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

items that are reported in OCI or when an item of OCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance on fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 9 — Fair Value Measurements. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

The following tables present amounts as previously reported in 2011, the effect on those amounts of the change due to the retrospective adoption of the amended DAC guidance as described above. The adjusted amounts that are reflected in the accompanying Consolidated Financial Statements are included herein.

Consolidated Statement of Operations:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,984	$–	$6,984
Increase in liabilities for future policy benefits	1,953	30	1,983
Operating expenses	1,274	33	1,307
Total Expenses	6,509	63	6,572

Income before income taxes	475	(63)	412
Income tax expense	110	(22)	88
Net income	$365	$(41)	$324

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Cash Flows:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$365	$(41)	$324
Changes in:
Deferred policy acquisition costs	(23)	33	10
Deferred income tax benefit	(138)	(22)	(160)
Future policy benefits	1,955	30	1,985
Net cash provided by operating activities*	$4,104	$–	$4,104

*	Restated for prior year reclassifications.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 6 — Investments. The disclosures regarding activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In January 2014, FASB issued new guidance to clarify that an in-substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. This new guidance is effective for annual periods beginning after December 15, 2014 and should be adopted using either a modified retrospective transition method or a prospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, FASB issued new guidance to permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense in the accompanying Consolidated Statement of Operations. This new guidance is effective for annual periods beginning after December 15, 2014 and should be applied retrospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued new guidance regarding joint and several liabilities. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This new guidance is effective for annual reporting periods that begin after December 15, 2013 and is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2013 and should be applied prospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 6 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities as of December 31, 2013 and 2012, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2013		2012
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$2,575	$2,625	$3,086	$3,142
Due after one year through five years	13,946	14,813	14,159	15,273
Due after five years through ten years	16,891	17,370	14,916	16,550
Due after ten years	9,783	9,905	7,462	8,711
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,466	15,792	15,373	16,933
Non-agency mortgage-backed securities	6,868	7,027	7,130	7,521
Non-agency asset-backed securities[2]	4,026	4,011	3,970	4,058
Other	–	–	–	–

Total available-for-sale	$69,555	$71,543	$66,096	$72,188

At December 31, 2013 and 2012, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2013
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$862	$26	$11	$877	$(1)
U.S. government corporations and agencies	1,399	83	13	1,469	–
U.S. agency mortgage-backed and asset-backed securities	15,466	727	401	15,792	–
Foreign governments	577	53	1	629	–
U.S. corporate	29,513	1,595	501	30,607	–
Foreign corporate	10,844	447	160	11,131	–
Non-agency residential mortgage-backed securities	2,062	70	59	2,073	(27)
Non-agency commercial mortgage-backed securities	4,806	207	59	4,954	–
Non-agency asset-backed securities[2]	4,026	23	38	4,011	(3)

Total available-for-sale	$69,555	$3,231	$1,243	$71,543	$(31)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$857	$89	$1	$945	$–
U.S. government corporations and agencies	1,558	221	1	1,778	–
U.S. agency mortgage-backed and asset-backed securities	15,373	1,577	17	16,933	–
Foreign governments	737	89	1	825	–
U.S. corporate	26,865	2,859	40	29,684	*
Foreign corporate	9,606	846	8	10,444	–
Non-agency residential mortgage-backed securities	2,580	82	91	2,571	(47)
Non-agency commercial mortgage-backed securities	4,550	407	7	4,950	–
Non-agency asset-backed securities[2]	3,970	113	25	4,058	(6)

Total available-for-sale	$66,096	$6,283	$191	$72,188	$(53)

*	Amounts less than $1 million.

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $20 million and $22 million for the years ended December 31, 2013 and 2012, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2013 and 2012, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $877 million and $372 million, respectively.

The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

The Company had no investments in fixed maturities that have been non-income producing for the last twelve months at December 31, 2013. Investments in fixed maturities that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2012. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2013 and 2012, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2013	$79	$34	$1	$112
2012	$111	$21	$2	$130

There were no investments in non-redeemable preferred stock that have been non-income producing for the last twelve months at December 31, 2013 and 2012.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2013 and 2012, contractual commitments to extend credit under mortgage loan agreements amounted to $374 million and $292 million, respectively, at fixed and floating interest rates ranging from 1.94% to 6.50% in 2013, and from 2.74% to 6.11% in 2012. These commitments are diversified by property type and geographic region.

At December 31, 2013 and 2012, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2013		2012
	Amount	% of Total	Amount	% of Total
Property Type:
Office buildings	$3,032	31.0%	$2,820	33.2%
Retail facilities	2,364	24.1	2,286	26.8
Apartment buildings	2,858	29.2	1,814	21.3
Industrial	1,198	12.2	1,315	15.4
Residential	162	1.7	247	2.9
Hotel/Motel	176	1.8	38	0.4
Other	3	–	3	–

Total mortgage loans	$9,793	100.0%	$8,523	100.0%

Allowance for credit losses	$(28)		$(35)

Total net mortgage loans	$9,765		$8,488

	2013		2012
	Amount	% of Total	Amount	% of Total
Geographic Region:
South Atlantic	$2,866	29.3%	$2,562	30.1%
Central	2,136	21.9	1,934	22.7
Pacific	2,229	22.8	1,914	22.5
Middle Atlantic	2,179	22.3	1,752	20.6
New England	315	3.2	293	3.4
Other	68	0.5	68	0.7

Total mortgage loans	$9,793	100.0%	$8,523	100.0%

Allowance for credit losses	$(28)		$(35)

Total net mortgage loans	$9,765		$8,488

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the recorded investment gross of the allowance for credit losses that

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

are past due is presented below. The table includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2013
	Past Due Under 90 Days	Past Due Greater Than 90 Days	Current	Total Mortgage Loans
Property Type:
Office buildings	$–	$–	$3,032	$3,032
Retail facilities	–	–	2,364	2,364
Apartment buildings	–	–	2,858	2,858
Industrial	–	–	1,198	1,198
Residential	–	4	158	162
Hotel/Motel	–	–	176	176
Other	–	–	3	3

Total recorded investment[1]	$–	$4	$9,789	$9,793

	2012
	Past Due Under 90 Days	Past Due Greater Than 90 Days	Current	Total Mortgage Loans
Property Type:
Office buildings	$–	$–	$2,820	$2,820
Retail facilities	–	–	2,286	2,286
Apartment buildings	–	–	1,814	1,814
Industrial	–	–	1,315	1,315
Residential	–	7	240	247
Hotel/Motel	–	–	38	38
Other	–	–	3	3

Total recorded investment[1]	$–	$7	$8,516	$8,523

[1]	Recorded investment reflects the balance sheet carrying value gross of related allowance.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As discussed in Note 3 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2013 and 2012 are summarized below (in millions):

	2013
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$6	$29	$35
Direct write-downs	(1)	–	(1)
Provision for credit losses	(1)	(5)	(6)

Ending balance	$4	$24	$28

Ending Balance:
Individually evaluated for impairment (specific)	$2	$1	$3
Collectively evaluated for impairment (general)	$2	$23	$25
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Individually evaluated for impairment (specific)	$8	$–	$8
Collectively evaluated for impairment (general)	$154	$9,631	$9,785

	2012
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$7	$37	$44
Direct write-downs	–	(6)	(6)
Recoveries	(1)	(2)	(3)

Ending balance	$6	$29	$35

Ending Balance:
Individually evaluated for impairment (specific)	$3	$–	$3
Collectively evaluated for impairment (general)	$3	$29	$32
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Individually evaluated for impairment (specific)	$8	$3	$11
Collectively evaluated for impairment (general)	$236	$8,276	$8,512

For the year ended December 31, 2011, the provision for credit losses was $1 million and direct write-downs were $2 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (LTV), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2013 and 2012, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, are as follows (in millions):

	2013
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
above 95%	$–	$–	$–	$3	$1	$–	$–	$4
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	96	35	7	115	4	–	–	257
71% to 80%	119	144	392	156	20	18	–	849
below 70%	2,817	2,185	2,459	924	137	158	3	8,683

Total	$3,032	$2,364	$2,858	$1,198	$162	$176	$3	$9,793

	2012
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
above 95%	$–	$–	$12	$3	$1	$–	$–	$16
91% to 95%	–	–	11	32	1	–	–	44
81% to 90%	102	67	47	240	1	–	–	457
71% to 80%	279	235	376	206	29	19	–	1,144
below 70%	2,439	1,984	1,368	834	215	19	3	6,862

Total	$2,820	$2,286	$1,814	$1,315	$247	$38	$3	$8,523

Additional information on impaired mortgage loans is provided below (in millions):

	2013
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Industrial	$–	$1	$1	$3	$–
Residential	5	7	2	5	–

Total	$5	$8	$3	$8	$–

Commercial	$–	$1	$1	$3	$–

Residential	$5	$7	$2	$5	$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Industrial	$9	$10	$1	$21	$1
Residential	5	8	3	5	–

Total	$14	$18	$4	$26	$1

Commercial	$9	$10	$1	$21	$1

Residential	$5	$8	$3	$5	$–

*	Amounts less than $1 million.

At December 31, 2013 and 2012, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2013 and 2012.

Investments in mortgage loans that have been non-income producing for the last twelve months totaled $3 million and $4 million at December 31, 2013 and 2012, respectively.

Investments in Affiliates

	2013	2012
STIF	$399	$938
MCF Revolving Loan Agreement	1,889	1,584

Total investments in affiliates	$2,288	$2,522

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF Revolving Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 11 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Limited partnerships/Limited liability companies	$694	$648
Senior secured commercial loans	124	215
Derivatives	200	153
Real Estate	51	56
Short-term investments	56	30
Other invested assets	313	123

Total other investments	$1,438	$1,225

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $126 million and $219 million at December 31, 2013 and 2012, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve. The loss reserve was $2 million and $4 million for the years ended December 31, 2013 and 2012, respectively. Refer to Note 3 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $403 million and $170 million at December 31, 2013 and 2012, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2013 or 2012. There was no depreciation expense for the years ended December 31, 2013, 2012, or 2011.

Investments in Real Estate that have been non-income producing for the last twelve months totaled less than $1 million and $5 million at December 31, 2013 and 2012, respectively.

VIEs

Consolidated VIE

At December 31, 2013 and 2012, the Company included assets of $46 million and $44 million, respectively, in the accompanying Consolidated Statement of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2013 and 2012 (in millions).

The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2013	2012
Cash	$–	$4
Other investments*	46	40

Total assets	$46	$44

Other liabilities	4	5

Total liabilities	$4	$5

*	Included in Limited partnerships/Limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as Fixed maturities — Available-for-sale and Fixed maturities — Trading. The maximum exposure to loss associated with these investments was $27,370 million and $28,638 million as of December 31, 2013 and 2012, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as Other investments and its maximum exposure to loss associated with these entities was $694 million and $648 million as of December 31, 2013 and 2012, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 6 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2013 and 2012 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities — Available-for-sale in the accompanying Consolidated Statement of Financial Position.

Refer to Note 15 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NOTE 7 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, equity and credit risk. These derivative financial instruments include foreign currency forwards, treasury futures, interest rate and equity options, and interest rate, credit default, and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 3 — Significant Accounting Policies for a discussion on the accounting for derivative financial instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative financial instruments. Exchange-traded futures are effected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may be either cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, they become subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of the OTC-bilateral counterparty. The Company deals with highly rated OTC-bilateral counterparties and does not expect them to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value amounts recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements for the years ended December 31, 2013 and 2012 (in millions):

	2013
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net Amounts of Recognized Derivative Instruments
Assets	$200	$–	$200	$(130)	$(63)	$(2)	$5
Liabilities	$(388)	$–	$(388)	$130	$230	$–	$(28)

	2012
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net Amount of Recognized Derivative Instruments
Assets	$153	$–	$153	$(38)	$(79)	$(22)	$14
Liabilities	$(94)	$–	$(94)	$38	$33	$–	$(23)

(1)

The gross amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statement of Financial Position.

To further minimize credit risk under OTC-bilateral derivatives, credit support annexes (“CSA”) are negotiated as part of swap documentation entered into by the Company with OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Cash collateral received is typically invested in short-term investments. These agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the OTC-bilateral counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The aggregate fair value of all OTC-bilateral derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2013 and 2012 is $256 million and $56 million, respectively, for which the Company has posted collateral with a fair value of $228 million and $33 million, respectively. If the credit contingent features had been triggered as of December 31, 2013 and 2012, the Company estimates that it would have to post additional collateral of $10 million and $0 million, respectively, for a one notch downgrade in the Company’s credit rating but would have to post additional collateral of $28 million and $22 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. For contracts with OTC-bilateral counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. Credit exposure to OTC-bilateral counterparties where a

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific OTC-bilateral counterparty. As of December 31, 2013 and December 31, 2012, the Company held collateral for derivatives of $68 million and $104 million, respectively, including $2 million and $26 million, respectively, of securities. Fair value of derivatives in a net asset position, net of collateral, was $5 million and $17 million, respectively at December 31, 2013 and 2012.

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2013 and 2012 (in millions).

		2013					2012
		Fair Value(b)					Fair Value(b)
	Primary Risk Exposure	Notional Amount(a)	Asset			Liability	Notional Amount(a)	Asset			Liability
Derivatives designated as hedging:
Cash flow hedges:
Foreign currency swaps	Currency	$181	$		*	$7	$203	$		*	$18
Interest rate swaps	Interest	37		7		–	37		12		–

Total derivatives designated as hedging instruments		218		7		7	240		12		18

Derivatives not designated as hedging:
Corridor options	Interest	10,525		*		–	11,875		*		–
Foreign currency swaps	Currency	851		11		46	209		5		12
Equity options	Equity	648		40		–	648		92		–
Equity Swaps	Equity	29		3		–	23		1		*
Foreign Currency forwards	Currency	23		*		1	–		–		–
Interest rate caps	Interest	17,262		6		–	17,262		4		–
Interest rate swaps	Interest	3,625		96		334	3,673		28		64
Swaptions	Interest	14,660		36		–	17,385		11		–
Credit default swaps:
Buy protection	Credit	–		–		–	12		–		–
Sell protection	Credit	1		–		–	1		–		*

Total derivatives not designated		47,624		192		381	51,088		141		76

Total derivatives		$47,842		$199		$388	$51,328		$153		$94

*	Amounts are less than $1 million.

(a)

Notional amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not generally represent the amounts exchanged between the parties engaged in the transaction.

(b)

The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statement of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion of valuation methods for derivative instruments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on specific assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for both individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest due date. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

The Company enters into interest rate corridor option to hedge the risk of increasing interest rates on policyholder liabilities. The Company will receive payments from counterparties should an agreed upon interest rate level be reached. Payments will continue to increase under the option contract until an agreed upon interest rate ceiling is reached.

Currency Risk Management

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

The Company enters into foreign currency swaps and foreign currency forwards to protect the value of foreign currency denominated assets, which the Company has acquired or anticipates acquiring from the risk of changes in foreign exchange rates.

Equity Risk Management

The Company uses equity put options and equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of a default of a single name reference obligation or a referenced pool of assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships, for the years ended December 31, 2013, 2012 and 2011 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion)[1]	Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2013:
Currency swaps	$8	$–	$–
Interest rate contracts	(3)	–	1

Total	$5	$–	$1

For the year ended 12/31/2012:
Currency swaps	$(4)	$–	$(1)
Interest rate contracts	–	–	1

Total	$(4)	$–	$–

For the year ended 12/31/2011:
Currency swaps	$4	$–	$(2)
Interest rate contracts	4	–	1

Total	$8	$–	$(1)

[1]	The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment (losses) gains, a component of AOCI.

In 2013, 2012 and 2011, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

The assessment of effectiveness for the year ended December 31, 2013, 2012 and 2011 did not exclude any gains or losses on designated hedges.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2013	2012	2011
Balance, beginning of year	$(7)	$(3)	$(12)
Gains (losses) deferred in OCI on the effective portion of cash flow hedges	5	(4)	8
Losses (gains) — reclassified to net income	(1)	–	1

Balance, end of year	$(3)	$(7)	$(3)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2013, losses of $2 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the amount of gains and losses on derivative instruments not designated for hedging accounting is reported in Net investment (losses) gains in the accompanying Consolidated Statement of Operations for the years ended December 31, 2013, 2012 and 2011 (in millions):

	Gain (Loss) Recognized in Income
	2013		2012	2011
Corridor options	$	*	$(3)	$(24)
Foreign currency swaps		(22)	(6)	6
Equity options		(52)	(23)	23
Equity swaps		5	1	(1)
Foreign currency forwards		(1)	*	(1)
Futures		–	*	*
Interest rate caps		2	(13)	(45)
Interest rate swaps		(183)	(30)	(1)
Swaptions		3	(36)	(101)
Credit default swaps
Buy protection		*	(1)	*
Sell protection		*	*	*

Total		$(248)	$(111)	$(144)

*	Recognized loss is less than $1 million.

Credit Derivative Written

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of default of a single name referenced obligation. As of December 31, 2013, all of the underlying referenced obligations of the CDS in which the Company is selling protection are investment grade. The single name CDS contracts, in which the Company is selling protection, mature within 2 years. The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million at December 31, 2013 and 2012. The market value of swaps for credit protection sold was less than $1 million at December 31, 2013 and 2012.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2013 and 2012, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2013 and 2012 (in millions):

	Statement of Financial Position Location	Fair Value
		2013	2012
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$1	$14
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$69	$405

[1]	For further information on these embedded derivatives refer to Note 9 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Net revenue from reinsurance	$(13)	$(1)	$(33)
Interest credited to policyholders’ account balances	$(362)	$(87)	$239

NOTE 8 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $24,686 million and $20,197 million at December 31, 2013 and 2012, respectively. The assets of these separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,748 million and $1,441 million at December 31, 2013 and 2012, respectively. The assets in these separate accounts are comprised investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for guaranteed minimum death benefits (GMDB), guaranteed minimum accumulation benefits (GMAB) and guaranteed future income benefits (GFIB).

NOTE 9 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process. At December 31, 2013, the Company challenged the price it received from third-party pricing services on securities with a book value of $140 million and a market value of $146 million. The number of price challenges at December 31, 2012 was insignificant.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2013 and 2012 (in millions):

	2013
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$877	$–	$877
U.S. government corporations and agencies	–	1,445	24	1,469
U.S. agency mortgage-backed and asset-backed securities	–	15,681	111	15,792
Foreign governments	–	621	8	629
U.S. corporate	–	30,358	249	30,607
Foreign corporate	–	11,100	31	11,131
Non-agency residential mortgage-backed securities	–	2,015	58	2,073
Non-agency commercial mortgage-backed securities	–	4,821	133	4,954
Non-agency asset-backed securities	–	2,970	1,041	4,011

Total fixed maturities — available-for-sale	–	69,888	1,655	71,543

Fixed maturities — trading
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	69	–	69
Foreign corporate	–	311	–	311
Non-agency residential mortgage-backed securities	–	18	–	18
Non-agency commercial mortgage-backed securities	–	24	–	24
Non-agency asset-backed securities	–	65	6	71

Total fixed maturities — trading	–	491	6	497

Equity securities — available-for-sale
Common stock	109	–	2	111
Non-redeemable preferred stock	–	1	–	1

Total equity securities — available-for-sale	109	1	2	112

Equity securities — trading
Common stock	435	–	1	436
Mutual funds	11	–	–	11

Total equity securities — trading	446	–	1	447

Derivative assets	–	196	3	199
Securities purchased under agreements to resell	–	101	–	101
Other invested assets	–	14	–	14
Cash equivalents	–	475	–	475
Short-term investments	–	56	–	56
Amounts recoverable from reinsurers	–	–	1	1
Separate account assets[1]	25,974	216	244	26,434

Total assets accounted for at fair value on a recurring basis	$26,529	$71,438	$1,912	$99,879

Policyholders’ account balances[2]	$–	$–	$69	$69
Derivative liabilities	–	388	–	388

Total liabilities accounted for at fair value on a recurring basis	$–	$388	$69	$457

[1]	Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$945	$–	$945
U.S. government corporations and agencies	–	1,738	40	1,778
U.S. agency mortgage-backed and asset-backed securities	–	16,897	36	16,933
Foreign governments	–	815	10	825
U.S. corporate	–	29,515	169	29,684
Foreign corporate	–	10,419	25	10,444
Non-agency residential mortgage-backed securities	–	2,472	99	2,571
Non-agency commercial mortgage-backed securities	–	4,948	2	4,950
Non-agency asset-backed securities	–	3,304	754	4,058

Total fixed maturities — available-for-sale	–	71,053	1,135	72,188

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	25	–	25
Non-agency commercial mortgage-backed securities	–	22	–	22
Non-agency asset-backed securities	–	78	1	79

Total fixed maturities — trading	–	125	1	126

Equity securities — available-for-sale
Common stock	115	–	4	119
Non-redeemable preferred stock	–	1	–	1
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	125	1	4	130

Equity securities — trading
Common stock	77	–	2	79

Total equity securities — trading	77	–	2	79

Derivative assets	–	152	1	153
Securities purchased under agreements to resell	–	59	–	59
Other invested assets	–	16	11	27
Cash equivalents	–	480	–	480
Short-term investments	–	30	–	30
Amounts recoverable from reinsurers	–	–	14	14
Separate account assets[1]	21,228	232	178	21,638

Total assets accounted for at fair value on a recurring basis	$21,430	$72,148	$1,346	$94,924

Policyholders’ account balances[2]	$–	$–	$405	$405
Derivative liabilities	–	94	–	94

Total liabilities accounted for at fair value on a recurring basis	$–	$94	$405	$499

[1]	Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available for sale and trading securities

Level 1 securities are comprised of certain foreign fixed income securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is usually derived from observable market transactions.

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is based upon observable market transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg. These securities are classified as Level 2.

For some of the private placement securities priced through the matrix or model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

Valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value, and they are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The money market funds are classified as Level 1, because their value is based on unadjusted quoted prices in active markets that are readily and regularly available. All the other instruments are classified as Level 2 because they are generally not traded in active markets. However, their fair value is based on observable inputs. The prices are either obtained from a pricing vendor or amortized cost is used as the best estimate of fair value.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures as are used for equities and fixed maturities in the general account.

The separate account also invests in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV) received. When the hedge fund can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$216	–	Quarterly, Monthly	90 days or less

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	–	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$244	–	Annual, Semi-annual, Quarterly	More than 90 days

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$178	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from the GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Valuation Process for Fair Value Measurements Categorized within Level 3

For a description of the Company’s valuation processes and controls, refer to the “Determination of Fair Value” section above.

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources as of December 31, 2013 and 2012 (in millions):

	2013
	Internal[1]	External[2]	Total
Fixed maturities — available-for-sale
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	1	110	111
Foreign governments	–	8	8
U.S. corporate	36	213	249
Foreign corporate	–	31	31
Non-agency residential mortgage-backed securities	–	58	58
Non-agency commercial mortgage-backed securities	78	55	133
Non-agency asset-backed securities	85	956	1,041

Total fixed maturities — available-for-sale	200	1,455	1,655

Fixed maturities — trading
Non-agency asset-backed securities	–	6	6

Total fixed maturities — trading	–	6	6

Equity securities
Common stock	2	1	3

Total equity securities	2	1	3

Derivative assets	–	3	3
Amounts recoverable from reinsurance	1	–	1
Separate account assets	–	244	244

Total assets accounted for at fair value on a recurring basis	$203	$1,709	$1,912

Policyholders’ account balances	$69	$–	$69

Total liabilities accounted for at fair value on a recurring basis	$69	$–	$69

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

[2]	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Internal[1]	External[2]	Total
Fixed maturities — available-for-sale
U.S. government corporations and agencies	$–	$40	$40
U.S. agency mortgage-backed and asset-backed securities	–	36	36
Foreign governments	–	10	10
U.S. corporate	20	149	169
Foreign corporate	–	25	25
Non-agency residential mortgage-backed securities	–	99	99
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	92	662	754

Total fixed maturities — available-for-sale	112	1,023	1,135

Fixed maturities — trading
Non-agency asset-backed securities	–	1	1

Total fixed maturities — trading	–	1	1

Equity securities
Common stock	2	4	6

Total equity securities	2	4	6

Derivative assets	–	1	1
Other invested assets	–	11	11
Amounts recoverable from reinsurance	14	–	14
Separate account assets	–	178	178

Total assets accounted for at fair value on a recurring basis	$128	$1,218	$1,346

Policyholders’ account balances	$405	$–	$405

Total liabilities accounted for at fair value on a recurring basis	$405	$–	$405

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

[2]	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally — Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities as of December 31, 2013 and 2012 (in millions):

	2013
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$36	Discounted Cash Flow	Discount Rate	2.7% – 7.1%(5.5%)
Non-agency asset-backed securities	$85	Discounted Cash Flow	Discount Rate	4.7% – 7.4%(6.7%)
Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	4.1% – 8.8%(2.8%)
Liabilities:
Policyholders’ account balances	$69	Discounted Cash Flow	Discount Rate	0.3% – 6.8%
			Equity Returns	0.3% – 10.1%
			Equity Volatility Curve	16.5% – 57.9%
			Lapse Rate	0.5% – 20%
			Mortality Rate	0.1% to 38.9%
			Utilization Rate	10% – 100%
			Withdrawal Rate	3.30%

	2012
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	1.1% – 4.3%(2.7%)
Non-agency asset-backed securities	$92	Discounted Cash Flow	Discount Rate	3.3% – 5.6%(3.7%)
Liabilities:
Policyholders’ account balances	$405	Discounted Cash Flow	Discount Rate	0.2% – 8.4%
			Equity Returns	0.2% – 7.6%
			Equity Volatility Curve	3% – 40%
			Lapse Rate	0.5% – 20%
			Mortality Rate	0.04% – 40.00%
			Utilization Rate	10% – 100%
			Withdrawal Rate	2.50%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation is the discount rate as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency residential mortgage-backed, commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in lower (higher) fair value liability, while higher (lower) implied volatility assumptions will result in higher (lower) fair value liability.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2013, 2012 and 2011.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2013 and 2012, the Company transferred $91 million and $175 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and separate account assets in 2013 and fixed maturities available-for-sale securities, other invested assets and separate account assets in 2012. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $258 million and $456 million during the years ended December 31, 2013, and 2012, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2013 and fixed maturities available-for-sale securities and separate account assets in 2012.

The following tables present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$40	$36	$10	$169	$25	$99
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	–	(3)	1
Net investment income[1]	–	–	–	–	–	–
Other comprehensive income	(1)	(5)	(1)	(4)	4	(2)
Purchases	–	103	–	130	11	–
Sales	–	(10)	–	(27)	(5)	–
Settlements	–	(4)	(1)	(24)	(1)	(42)
Transfers into Level 3[2]	–	7	–	59	–	2
Transfers (out of) Level 3[2]	(15)	(16)	–	(54)	–	–

Fair value, end of year	$24	$111	$8	$249	$31	$58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$2	$754	$1,135	$1	$1	$4
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	(1)	(2)	(5)	6	6	1
Net investment income[1]	–	2	2	–	–	–
Other comprehensive income	(4)	(9)	(22)	–	–	(1)
Purchases	143	620	1,007	–	–	–
Sales	–	(2)	(44)	–	–	(2)
Settlements	(6)	(162)	(240)	(1)	(1)	–
Transfers into Level 3[2]	1	–	69	–	–	–
Transfers (out of) Level 3[2]	(2)	(160)	(247)	–	–	–

Fair value, end of year	$133	$1,041	$1,655	$6	$6	$2

	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$2	$6	$1	$11	$14	$178	$1,346
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	(1)	–	2	–	–	19	22
Net investment income[1]	–	–	–	–	–	–	2
Other comprehensive income	–	(1)	–	–	(13)	–	(36)
Purchases	–	–	–	–	–	31	1,038
Sales	–	(2)	–	–	–	(6)	(52)
Settlements	–	–	–	–	–	–	(241)
Transfers into Level 3[2]	–	–	–	–	–	22	91
Transfers (out of) Level 3[2]	–	–	–	(11)	–	–	(258)

Fair value, end of year	$1	$3	$3	$–	$1	$244	$1,912

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$405	$405
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(362)	(362)
Purchases	26	26

Fair value, end of year	$69	$69

	2012
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage-Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$6	$84	$10	$210	$128	$189
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(3)	(2)	–
Net investment income[1]	–	–	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	(1)
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3[2]	–	–	(1)	21	–	–
Transfers (out of) Level 3[2]	(7)	(42)	–	(41)	(97)	(1)

Fair value, end of year	$40	$36	$10	$169	$25	$99

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$–	$508	$–	$1,135	$17	$17	$2
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(1)	–	–	–
Net investment income[1]	–	3	–	3	–	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–	–
Other comprehensive income (loss)	–	14	(3)	18	–	–	2
Purchases	–	491	3	574	1	1	–
Sales	–	(11)	(2)	(27)	(17)	(17)	–
Settlements	–	(82)	–	(229)	–	–	–
Transfers into Level 3[2]	2	73	–	95	–	–	–
Transfers (out of) Level 3[2]	–	(244)	–	(432)	–	–	–

Fair value, end of year	$2	$754	$–	$1,135	$1	$1	$4

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$2	$7	$–	$–	$15	$150	$1,324
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	1	1	–	(14)	(13)
Net investment income[1]	–	–	–	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	–	–	–	(1)
Other comprehensive income (loss)	–	–	2	–	–	(1)	–	19
Purchases	–	–	–	–	–	–	27	602
Sales	–	–	–	–	–	–	(31)	(75)
Settlements	(3)	–	(3)	–	–	–	–	(232)
Transfers into Level 3[2]	–	–	–	–	10	–	70	175
Transfers (out of) Level 3[2]	–	–	–	–	–	–	(24)	(456)

Fair value, end of year	$–	$2	$6	$1	$11	$14	$178	$1,346

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$470	$470
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(87)	(87)
Purchases	22	22

Fair value, end of year	$405	$405

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(8)	(5)	–
Net investment income[1]	–	–	–	–	–	(1)
Other comprehensive income (loss)	–	4	–	(10)	(5)	4
Purchases	–	82	–	74	4	–
Sales	–	(22)	–	(6)	(26)	–
Settlements	–	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	–	–	–	60	83	–
Transfers (out of) Level 3[2]	–	(634)	–	(23)	(1)	–

Fair value, end of year	$6	$84	$10	$210	$128	$189

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	1	(12)	(2)	(2)	–
Net investment income[1]	–	2	1	–	–	–
Other comprehensive income	–	18	11	–	–	(1)
Purchases	–	254	414	–	–	–
Sales	–	(13)	(67)	–	–	–
Settlements	–	(145)	(338)	–	–	–
Transfers into Level 3[2]	–	38	181	–	–	–
Transfers (out of) Level 3[2]	(3)	(304)	(965)	–	–	–

Fair value, end of year	$–	$508	$1,135	$17	$17	$2

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(1)	(1)	–	–	(15)
Net investment income[1]	–	–	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	–	(33)
Other comprehensive income	–	–	(1)	–	–	10
Purchases	–	–	–	–	39	453
Sales	–	–	–	–	(3)	(70)
Settlements	–	–	–	–	–	(338)
Transfers into Level 3[2]	–	–	–	–	–	181
Transfers (out of) Level 3[2]	–	–	–	–	–	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of Level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total (gains) losses (realized/unrealized):
Included in earnings
Interest credited to policyholders’ account balances	238	238
Purchases	10	10

Fair value, end of year	$470	$470

The following tables include the unrealized gains or losses for the years ended December 31, 2013, 2012 and 2011 by category for Level 3 assets still held at December 31, 2013, 2012 and 2011, respectively (in millions):

	2013
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$–	$(1)
Net investment income	–	–	–	–	–	–
Other comprehensive gains/(losses)	(1)	(5)	(1)	(4)	(1)	(3)

Total change in unrealized gains (losses)	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(1)	$(2)	$5	$5	3
Net investment income	1	1	–	–	1
Other comprehensive gains/(losses)	(9)	(24)	–	–	(24)

Total change in unrealized gains (losses)	$(9)	$(25)	$5	$5	$(20)

[1]

The net investment gains (losses) included for Separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2013.

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$(1)	$(1)
Net investment income	–	–	(1)	(1)	3	1
Other comprehensive gains	1	1	5	1	14	22

Total change in unrealized gains (losses)	$1	$1	$4	$–	$16	$22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Common Stock	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$(13)	$(14)
Net investment income	2	2	–	–	3
Net revenue from reinsurance	–	–	(1)	–	(1)
Other comprehensive gains/(losses)	1	1	–	–	23

Total change in unrealized gains (losses)	$3	$3	$(1)	$(13)	$11

[1]

The net investment gains (losses) included for Separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

	2012
	Policyholders’ Account Balance	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets and liabilities still held
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Interest credited to policyholders’ account balances	$(71)	$(71)

Total change in unrealized (gains) losses	$(71)	$(71)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(7)	$–	$–	$(2)
Net investment income	–	–	–	(1)	2
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$–	$(10)
Net investment income	1	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	(33)
Other comprehensive gains/(losses)	1	–	–	–	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

	2011
	Policyholders’ Account Balance	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Interest credited to policyholders’ account balances	$247	$247

Total change in unrealized (gains) losses	$247	$247

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2013 and 2012 (in millions):

	2013
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$5	$3	$(2)

	2012
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$12	$9	$(3)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized, and have been categorized as Level 3.

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Statement of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2013 and 2012 are presented below (in millions):

	2013
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$9,762	$–	$–	$10,106	$10,106
Senior secured commercial loans	124	–	–	130	130
Cash	119	119	–	–	119
Other invested assets	299	–	231	69	300
Liabilities
Policyholders’ account balances — Investment contracts	$36,288	$–	$87	$35,955	$36,042
Debt	2	–	3	–	3
Collateral received on securities lending and repurchase agreements	500	–	500	–	500
Collateral received on derivative transactions	68	–	68	–	68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$8,479	$–	$–	$9,106	$9,106
Senior secured commercial loans	216	–	–	228	228
Cash	153	153	–	–	153
Other invested assets	94	–	33	67	100
Liabilities
Policyholders’ account balances — Investment contracts	$35,355	$–	$135	$37,273	$37,408
Debt	3	–	4	–	4
Collateral received on securities lending and repurchase agreements	461	–	461	–	461
Collateral received on derivative transactions	78	–	78	–	78

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

Represents third party loans, which are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

This includes continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The fair value of the liability approximates carrying value since these borrowings are generally short-term in nature.

NOTE 10 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2013, 2012 and 2011 were as follows (in millions):

	2013	2012	2011
Fixed maturities	$3,083	$3,141	$3,184
Equity securities	13	8	8
Mortgage loans	458	422	368
Policy loans	59	59	59
Other investments	98	75	65

Gross investment income	3,711	3,705	3,684
Investment expenses	(99)	(94)	(87)

Net investment income	$3,612	$3,611	$3,597

For the years ended December 31, 2013, 2012 and 2011, Net investment (losses) gains were as follows (in millions):

	2013	2012	2011
Fixed maturities
Total OTTI losses	$(45)	$(63)	$(122)
Portion of OTTI losses recognized in OCI	11	18	14

Net OTTI losses on fixed maturities recognized in earnings	(34)	(45)	(108)
All other gains	144	181	249

Fixed maturities, net	110	136	141
Equity securities	44	10	(6)
Mortgage loans	6	1	(2)
Derivative instruments	(247)	(110)	(143)
Other	(12)	(7)	(5)

Net investment (losses) gains	$(99)	$30	$(15)

The net gains (losses) on trading securities (both fixed maturities and equity securities) amounted to $55 million, $12 million and $(2) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Realized gains on sales of available-for-sale fixed maturities were $164 million, $192 million and $270 million for the years ended December 31, 2013, 2012 and 2011, respectively. Realized losses for the years

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

ended December 31, 2013, 2012 and 2011 were $36 million, $16 million and $19 million, respectively. Realized gains on sales of available-for-sale equity securities were $22 million, $19 million and $7 million for the years ended December 31, 2013, 2012 and 2011, respectively. Realized losses for the years ended December 31, 2013, 2012 and 2011 were $18 million, $12 million and $11 million, respectively.

Losses from OTTI on equity securities (included in net investment (losses) gains on equity securities above) were $1 million, $3 million and $2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The following tables present the Company’s gross unrealized losses and fair values for available-for-sale fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2013 and 2012 (in millions):

	2013
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$326	$11	$–	$–	$326	$11
U.S. government corporations and agencies	260	13	2	–	262	13
U.S. agency mortgage-backed and asset-backed securities	4,136	345	349	56	4,485	401
Foreign governments	28	1	5	–	33	1
U.S. corporate	8,137	459	297	42	8,434	501
Foreign corporate	3,080	156	46	4	3,126	160
Non-agency residential mortgage-backed securities	383	15	554	44	937	59
Non-agency commercial mortgage-backed securities	1,519	51	87	8	1,606	59
Non-agency asset-backed securities	1,256	21	169	17	1,425	38

Total available-for-sale fixed maturities	19,125	1,072	1,509	171	20,634	1,243

Available-for-sale equity securities
Common stock	4	*	*	*	4	*
Preferred stock	–	–	1	1	1	1

Total available-for-sale equity securities	4	–	1	1	5	1

Total	$19,129	$1,072	$1,510	$172	$20,639	$1,244

*	Unrealized losses are less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2012
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$105	$1	$–	$–	$105	$1
U.S. government corporations and agencies	146	1	–	–	146	1
U.S. agency mortgage-backed and asset-backed securities	879	17	14	*	893	17
Foreign governments	15	*	5	1	20	1
U.S. corporate	930	21	191	19	1,121	40
Foreign corporate	46	5	157	3	203	8
Non-agency residential mortgage-backed securities	64	2	941	89	1,005	91
Non-agency commercial mortgage-backed securities	97	1	72	6	169	7
Non-agency asset-backed securities	404	3	213	22	617	25

Total available-for-sale fixed maturities	2,686	51	1,593	140	4,279	191

Available-for-sale equity securities
Common stock	30	2	1	*	31	2
Preferred stock	*	*	–	–	*	*

Total available-for-sale equity securities	30	2	1	–	31	2

Total	$2,716	$53	$1,594	$140	$4,310	$193

*	Unrealized losses are less than $1 million.

At December 31, 2013, the unrealized loss amount consisted of approximately 2,650 different fixed maturities and 10 equity securities.

At December 31, 2013, unrealized losses on investment grade fixed maturities were $1,140 million or 92% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $103 million or 8% of the Company’s total fixed maturities’ unrealized losses at December 31, 2013.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $91 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $54 million for 6 months or less, $5 million for greater than 6 months through 12 months and $32 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on available-for-sale investments are included in the Consolidated Statement of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment (losses) gains in the accompanying Consolidated Statement of Operations.

The components of Net unrealized investment gains (losses) reported in AOCI at December 31, 2013, 2012 and 2011 are as follows (in millions):

	2013	2012	2011
Fixed maturites, available-for-sale-all other	$2,042	$6,123	$4,836
Fixed maturities on which an OTTI loss has been recognized	(11)	(31)	(139)

Total fixed maturities	2,031	6,092	4,697
Equity securities, available-for-sale	33	19	6
Derivatives designated as cash flow hedges	(3)	(7)	(3)
Other investments	2	3	3

Subtotal	2,063	6,107	4,703
Amounts recognized for:
Deferred policy acquisition costs	(607)	(1,383)	(1,224)
Other assets (sales inducements)	(18)	(32)	(28)
Policyholders’ account balances and future policy benefits	42	(41)	(212)
Deferred taxes	(517)	(1,627)	(1,133)

Net unrealized gains on investments	$963	$3,024	$2,106

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2013 , 2012 and 2011, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)
Net investment gains (losses) on investments arising during the period	(3)	–	–	–	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	–	–	–	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	–	–	–	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(7)	*	–	2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)

Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income[1]	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)

Net investment gains (losses) on investments arising during the period	21	–	–	–	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	–	1
Reclassification adjustment for OTTI losses excluded from net income[1]	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(5)	–	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2013	$(11)	$13	$–	$(1)	$–	$1

*	Amounts less than $1 million.

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains and losses in AOCI

	Net Unrealized Gains (Losses) on Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$2,524	$(786)	$(18)	$62	$(624)	$1,158
Net investment gains (losses) on investments arising during the period	2,465	–	–	–	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	–	–	–	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	–	–	–	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(494)	(11)	–	177	(328)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(271)	95	(176)

Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161

Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income[2]	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033

Net investment gains (losses) on investments arising during the period	(3,967)	–	–	–	1,388	(2,579)
Reclassification adjustment for (gains) losses included in net income	(99)	–	–	–	35	(64)
Reclassification adjustment for OTTI losses excluded from net income[2]	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	781	14	–	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	83	(29)	54

Balance, December 31, 2013	$2,074	$(620)	$(18)	$43	$(517)	$962

[1]	Includes cash flow hedges. Refer to Note 7 — Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2013	2012
Balance at beginning of year	$184	$208
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	2	6
Additional credit loss impairments recognized in the current period on securities previously impaired	17	20
Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(26)	(50)

Balance at end of year	$177	$184

The balance of and changes in each component of AOCI for the years ended December 31, 2013, 2012 and 2011 are as follows (in millions):

	Net Unrealized Investment Gains (Losses)[1,2]
	2013	2012	2011
Beginning balance	$3,024	$2,106	$1,100
Change in OCI before reclassifications	(1,998)	1,004	1,091
Net unrealized gains reclassified from AOCI	(63)	(86)	(85)

Net OCI	(2,061)	918	1,006

Ending balance	$963	$3,024	$2,106

[1]	All amounts are net of tax and DAC.

[2]

Includes cash flow hedges. Refer to Note 7 — Derivative Financial Instruments and Risk Management for information on cash flow hedges. Refer to Note 10 — Investment Income and Investment Gains and Losses (above) for additional information regarding unrealized investment gains or losses, including the split between amounts related to fixed maturities on which an other-than-temporary impairment loss has been recognized, and all other unrealized investment gains or losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The amounts reclassed out of AOCI for the years ended December 31, 2013, 2012 and 2011 are as follows (in millions):

Amounts Reclassified from AOCI[1]:	2013	2012	2011	Affected Line Item in the Consolidated Statement of Operations
Net unrealized investment (gains) losses:
Losses on cash flow hedges
Interest rate contracts	$1	$1	$2	Net investment income
Currency contracts	–	–	–	Net investment (losses) gains
Currency contracts	–	–	–	Interest credited to policyholders’ account balances
Currency contracts	–	(1)	(1)	Net investment income
(Gains) losses on available-for-sale securities
Impairment losses	1	4	47	Net investment (losses) gains
All other	(100)	(138)	(180)	Net investment (losses) gains

	(98)	(134)	(132)	Total before tax
	(35)	(48)	(47)	Income tax expense

Total reclassifications for the period	$(63)	$(86)	$(85)	Net income

[1]	Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $764 million, $750 million and $731 million for the years ended December 31, 2013, 2012 and 2011, respectively, are reflected in Operating expenses and Net investment income in the accompanying Consolidated Statement of Operations.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2013, 2012 and 2011, the Company’s share of expenses associated with the lease of the aircraft were $1 million, $1 million and $2 million, respectively. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement had an initial term of five years, until November 2009 and was renewed for an additional five years through November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2013, 2012 and 2011, the total cost for these services amounted to $91 million, $84 million and $76 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the VP Funds, a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the VP Funds, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the VP Funds. The Company recorded fee income from NYL Investments for the years ended December 31, 2013, 2012 and 2011 of $31 million, $26 million and $17 million, respectively.

At December 31, 2013 and 2012, the Company had a net liability of $230 million and $203 million, respectively, for the above-described services, which are included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2013 and 2012, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements in the accompanying Consolidated Statement of Financial Position amounted to $6,114 million and $5,978 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.84% for 2013. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2013 and 2012, the amount of outstanding reserves on these contracts was $163 million and $169 million, respectively, and are included in Future policy benefits in the accompanying Consolidated Statement of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2013, 2012 and 2011, the Company received service fees of $30 million, $23 million and $16 million, respectively, under this agreement. At December 31, 2013 and 2012, the Company recorded a receivable of $3 million and $2 million, respectively, from NYLIFE Distributors under this agreement.

The Company has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of the multi-funded annuity contracts and variable life insurance policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $130 million, $110 million and $98 million, for the years ended December 31, 2013, 2012 and 2011, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2013, 2012 and 2011, the Company incurred an expense of $41 million, $37 million and $33 million, respectively, under this agreement. At December 31 2013 and 2012, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2013 and 2012.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2013, 2012 and 2011, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2013, 2012 and 2011, the Company had no outstanding balance due. The Company had no interest expense for 2013 and 2012. Interest expense for 2011 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. The private placement debt securities matured, and the outstanding balance payable totaling $5 million was paid to the Company on June 6, 2011. The Company did not receive interest payments from MCF for 2013 and 2012. The Company received interest payments from MCF of less than $1 million for 2011

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2013 and 2012, the Company did not purchase any new loans. At December 31, 2013, the Company held loans with an outstanding balance of $31 million and has commitments to fund additional amounts on existing loans of $10 million. At December 31, 2012, the Company held loans with an outstanding balance of $60 million and had commitments to fund additional amounts on existing loans of $13 million. These loans are reported in Other investments in the accompanying Consolidated Statement of Financial Position.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2013 and 2012, the outstanding balance of loans to MCF under the MCF Loan Agreement was $1,889 million and $1,584 million, respectively. These loans are reported in Investments in affiliates in the accompanying Consolidated Statement of Financial Position. During 2013, 2012 and 2011, the Company received interest payments from MCF totaling $85 million, $62 million and $40 million, respectively, which are included in Net investment income in the accompanying Consolidated Statement of Operations.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $39 million, $15 million and $17 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life less than $1 million for the years ended December 31, 2013, 2012 and 2011.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a universal life policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million and $6 million from NYLAZ for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2013 and 2012, the Company recorded liabilities of approximately $3,325 million and $3,069 million, respectively, which are included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statement of Financial Position.

The Company has also issued various COLI policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2013 and 2012, Policyholders’ account balances and Separate account liabilities related to these policies aggregated $339 million and $298 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2013, 2012 and 2011, the Company recorded commission and fee expense to NYLINK agents of $1 million, $2 million and $2 million, respectively.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC (“Westory”), an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to Westory. Closing costs in connection with this purchase amounted to $3 million and is included in Net investment income in the accompanying Consolidated Statement of Operations. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. Interest earned for the period ending December 31, 2013 and 2012 was $3 million and $1 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. Income earned for the period ending December 31, 2013 and 2012 was $3 million and $2 million, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 14 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction. NYLT was sold on December 31, 2013. Refer to Note 14 — Reinsurance for more details.

NYL Investments provides the Company with certain services and facilities including, but not limited to, the following: information technology, and management and infrastructure support. NYL Investments charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYL Investments and the Company. The fees incurred associated with these services and facilities amounted to $62 million for the year ended December  31, 2013.

NOTE 12 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Deferred annuities	$38,846	$38,213
Universal life contracts	25,047	23,997
Annuities certain	628	511
Supplementary contracts without life contingencies	288	335
Unearned revenue liability	513	272
Guaranteed minimum accumulation benefit	69	405

Total policyholders’ account balances	$65,391	$63,733

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals, and mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The GMAB is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2013 and 2012, of the total policyholders’ account balances of $65,391 million and $63,733 million, respectively, the total amounts that have surrender privileges were $64,105 million and $62,834 million, respectively. The amounts that can be surrendered for cash by policyholders at December 31, 2013 and 2012 were $62,046 million and $60,399 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2013:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.25% to 10.00%	Surrender charges 0% to 10% for up to 10 years.
Universal life contracts	2.00% to 8.00%	Various up to 19 years.
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges.
Supplementary contracts without life contingencies	1.0% to 3.5%	No surrender or withdrawal charges.

1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2013 and 2012 were as follows (in millions):

	2013	2012
Life insurance:
Taiwan business — 100% coinsured	$1,049	$1,028
Other life	174	192

Total life insurance	1,223	1,220
Individual and group payout annuities	12,797	10,316
Other contract liabilities	49	43

Total future policy benefits	$14,069	$11,579

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2013:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	0.05% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 2% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2013 and 2012, the Company had variable contracts with guarantees (note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Annuity Contracts – GMDB, GMAB, EBB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Contracts with an optional enhanced beneficiary benefit (EBB) feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in which case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2013 and 2012 for GMDB’s, GMAB’s, EBB’s and GFIB’s ($ in millions):

	2013
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$12,698	$5,766	$76	$11,570	$149
Net amount at risk	$26	$19	$7	$160	$–
Average attained age of contract holders	58	58	65	63	58

	2012
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$9,456	$4,526	$67	$10,985	$40
Net amount at risk	$47	$51	$5	$286	$–
Average attained age of contract holders	58	57	65	62	58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in Future policy benefits for GMDB, EBB and GFIB, and Policyholders’ account balances for GMAB in the accompanying Consolidated Statement of Financial Position (in millions):

	GMDB	GMAB	EBB	GFIB		Totals
Balance at January 1, 2011	$38	$222	$1		$–	$261
Incurred guarantee benefits	17	248	–		–	265
Paid guarantee benefits	(7)	–	–		–	(7)

Balance at December 31, 2011	48	470	1		–	519
Incurred guarantee benefits	(10)	(65)	–		*	(75)
Paid guarantee benefits	(6)	–	–		–	(6)

Balance at December 31, 2012	32	405	1		*	438
Incurred guarantee benefits	14	(336)	–		–	(322)
Paid guarantee benefits	(4)	–	–		–	(4)

Balance at December 31, 2013	$42	$69	$1	$	*	$112

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through Interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Operations (refer to Note 9 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2013 and 2012, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 4.48% to 7.33% for 2013 and 5.21% to 6.75% for 2012.

•	Volatility assumption ranged from 13.11% to 14.21% for 2013 and was 12.94% to 14.53% for 2012.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for both 2013 and 2012.

•	Lapse rates vary by contract type and duration and ranged from 0.50% to 31.73%, with an average of 5.31% for 2013 and 5.47% for 2012.

•	Discount rates ranged from 4.29% to 7.61% for 2013 and 6.01% to 7.61% for 2012.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2013 and 2012, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 0.11% to 9.99% for 2013, and (0.04)% to 10.01% for 2012.

•	Volatility assumption ranged from 0.04% to 31.28% for 2013, and was 0.03% to 30.87% for 2012.

•	Mortality assumption used to project future claims is the Company’s RIS 10(20) GFIA Experience Mortality Table in 2013, and was assumed to be 60% of the 94 MGDB table for 2012.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 1.00% for 2013, and 1.00% to 20.00%, with an average of 1.00% for 2012.

•	Discount rates ranged from 4.29% to 6.64% for 2013 and 6.64% to 7.22% for 2012.

The following table presents the aggregate fair value of assets at December 31, 2013 and 2012, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB and GFIB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB and GFIB guarantees in each contract, the GMDB, GMAB and GFIB amounts listed are not mutually exclusive (in millions):

	2013			2012
	GMDB	GMAB	GFIB	GMDB	GMAB	GFIB
Separate account:
Equity	$11,728	$3,072	$87	$8,822	$2,212	$16
Fixed income	4,884	1,242	40	4,834	1,170	7
Balanced	3,936	1,168	8	3,081	863	1
General account	3,720	284	14	3,704	281	15

Total	$24,268	$5,766	$149	$20,441	$4,526	$39

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Beginning balance	$80	$60	$41
Net liability increase	18	20	19

Ending balance	$98	$80	$60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC included in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Balance at beginning of year	$2,027	$2,313	$2,824
Current year additions	426	351	433
Amortized during year	(394)	(523)	(436)
Amortization — impact of assumption and experience unlocking	13	45	(7)

Balance at end of year before related adjustments	2,072	2,186	2,814
Adjustment for changes in unrealized net investment gains	775	(159)	(501)

Balance at end of year	$2,847	$2,027	$2,313

In the table above, the positive impact of assumption and experience unlocking on amortization includes $(36) million, $7 million and $(1) million of error corrections that (increased) reduced amortization for the years ended December 31, 2013, 2012 and 2011, respectively. Adjustment for changes in unrealized net investment gains is net of an out of period adjustment of ($145) million related to the prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to all financial statements for the years presented.

Sales Inducements

The following is an analysis of deferred sales inducements included in Other assets in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013, 2012 and 2011 (in millions):

	2013	2012	2011
Balance at beginning of year	$530	$457	$354
Current year additions	106	159	134
Amortized during year	(101)	(82)	(20)

Balance at end of year before related adjustments	535	534	468
Adjustment for changes in unrealized net investment gains	14	(4)	(11)

Balance at end of year	$549	$530	$457

NOTE 14 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2013, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for most traditional products. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. Under GAAP, the Company accounts for the policies issued prior to July 2002 as 100% coinsured, and includes $1,049 million of policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta. At December 31, 2013, the Company had a reinsurance recoverable of $1,049 million on the above transaction.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2013	2012	2011
Amounts recoverable from reinsurer	$1,049	$1,027	$929
Premiums ceded	$65	$66	$68
Benefits ceded	$50	$28	$37

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 75% of the reinsurance ceded to non-affiliates at December 31, 2013 and 2012.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $1 million and $14 million at December 31, 2013 and 2012, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Statement of Financial Position. The change in fair value of this embedded derivative was $(13) million, $(1) million and $(33) million for the years ended December 31, 2013, 2012 and 2011, respectively, and is included in Net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2013, 2012 and 2011, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this affiliated reinsurance agreement for the years ended December 31, 2013, 2012 and 2011 was as follows (in millions):

	2013	2012	2011
Fees-universal life policies ceded	$246	$252	$254
Net revenue from reinsurance	$70	$85	$81
Policyholders’ benefits ceded	$160	$161	$136
Amounts recoverable from reinsurer	$6,833	$6,634	$6,400
Amounts payable to reinsurer	$6,833	$6,622	$6,387
Other liabilities (deferred gain, net of amortization)	$14	$15	$17

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $18 million for the year ended December 31, 2013 and $14 million for the years ended December 31, 2012 and 2011.

The effects of all reinsurance for the years ended December 31, 2013, 2012 and 2011 were as follows (in millions):

	2013	2012	2011
Premiums:
Direct	$3,449	$2,882	$2,494
Assumed	3	3	3
Ceded	(68)	(69)	(70)

Net premiums	$3,384	$2,816	$2,427

Fees-universal life and annuity policies ceded	$586	$583	$572
Net revenue from reinsurance	$71	$85	$82
Policyholders’ benefits ceded	$571	$515	$503
Increase in ceded liabilities for future policyholder benefits	$26	$13	$14
Amounts recoverable from reinsurer:
Affiliated*	$6,877	$7,675	$7,345
Unaffiliated*	$1,390	$300	$278
Amounts payable to reinsurer:
Affiliated	$6,837	$6,626	$6,389
Unaffiliated	$48	$47	$41
Other liabilities (deferred gain, net of amortization)	$14	$15	$17

*	The reinsurance recoverable from Taiwan Corporation is presented as Unaffiliated as of December 31, 2013 and Affiliated as of December 31, 2012 and 2011.

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it would conduct a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney General’s Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverables and taxes, for the year ended December 31, 2011. The Company recorded an immaterial charge to net income in 2012. In October 2013, the Company entered into a Regulatory Settlement Agreement with 48 state Departments of Insurance that resolved the multi-state market conduct examination regarding claims practices and use of the Death Master Index. The Company and New York Life entered into a Global Resolution Agreement in June 2013 with 39 state departments of revenue (or equivalent state regulators) that settled the terms of the unclaimed property audit. No fine or penalty was imposed in connection with that Agreement.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $9 million and $41 million which have been accrued in Other liabilities in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2013 and 2012, respectively. The Company expects to recover $24 million and $28 million at December 31, 2013 and 2012, respectively, of premium offsets reflected in Other assets on the accompanying Consolidated Statement of Financial Position.

In 2011, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation. In 2011, the cost to establish the liability of $10 million for the year ended December 31, 2011 is reflected in Operating expenses in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2013 and 2012, $489 million and $451 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2013 and 2012, the Company recorded cash collateral received under these agreements of $500 million and $461 million, respectively and established a corresponding liability for the same amount, which is included in Other liabilities in the accompanying Consolidated Statement of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2013 and 2012.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2013 and 2012, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $101 million and $59 million at an average coupon rate of 0.01% and 0.20%, respectively. At December 31, 2013, the Company had no repurchase agreements outstanding. At December 31, 2012, the Company recorded a liability for agreements to sell and repurchase securities, which is reflected in Other Liabilities of the accompanying Consolidated Statement of Financial Position, totaling $75 million at an average coupon rate of 3.50%.

The following tables represents recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2013 and 2012 (in millions):

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Securities Collateral	Net Amount
Offsetting of Financial Assets:
Securities purchased under agreement to resell	$101	$–	$101	$(101)[1]	$–

Total Assets	$101	$–	$101	$(101)	$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Securities Collateral	Net Amount
Offsetting of Financial Assets:
Securities purchased under agreement to resell	$59	$–	$59	$(59)[2]	$–

Total Assets	$59	$–	$59	$(59)	$–

[1]

The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statement of Financial Position in accordance with the authoritative guidance.

[2]

The actual collateral that is held by the custodian is $60 million, which was capped at the amount recorded in the Consolidated Statement of Financial Position in accordance with the authoritative guidance.

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Cash Collateral	Net Amount
Offsetting of Financial Liabilities:
Securities entered into a security lending agreement	$500	$–	$500	$(500)[1]	$–

Total Liabilities	$500	$–	$500	$(500)	$–

	December 31, 2012
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Cash Collateral	Net Amount
Offsetting of Financial Liabilities:
Securities entered into a security lending agreement	$461	$–	$461	$(461)[2]	$–

Total Liabilities	$461	$–	$461	$(461)	$–

[1]	The amount shown is the cash collateral received and not the securities lent that remain on the Consolidated Statement of Financial Position and have a fair value of $489 million.

[2]	The amount shown is the cash collateral received and not the securities lent that remain on the Consolidated Statement of Financial Position and have a fair value of $451 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 — INCOME TAXES

A summary of the components of the net total Income tax expense for the years ended December 31, 2013, 2012 and 2011, included in the accompanying Consolidated Statement of Operations are as follows (in millions):

	2013	2012	2011
Current:
Federal	$132	$174	$243
State and local	11	5	4
Foreign	1	–	1

	144	179	248
Deferred:
Federal	49	61	(160)

Total income tax expense	$193	$240	$88

Pursuant to the tax allocation agreement discussed in Note 3 — Significant Accounting Policies, as of December 31, 2013 and 2012, the Company recorded a net income tax payable to New York Life of $73 million and $60 million, respectively, included in Other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company’s actual income tax expense for the years ended December 31, 2013, 2012 and 2011 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(4.3)	(2.1)	(4.6)
Audit Liability	0.4	0.1	0.1
Investment credits	(5.8)	(5.2)	(8.3)
Tax settlements	(3.5)	–	(1.3)
Other	0.7	0.4	0.5

Effective tax rate	22.5%	28.2%	21.4%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The components of the net deferred tax liability reported in Other liabilities in the accompanying Consolidated Statement of Financial Position as of December 31, 2013 and 2012, are as follows (in millions):

	2013	2012
Deferred tax assets:
Future policyholder benefits	$770	$798
Employee and agents benefits	69	74
Other	19	30

Gross deferred tax assets	858	902

Deferred tax liabilities:
DAC	683	318
Investments	656	2,142
Other	187	170

Gross deferred tax liabilities	1,526	2,630

Net deferred tax liability	$668	$1,728

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2013, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2013, 2012 and 2011 are as follows (in millions):

	2013	2012	2011
Beginning of period balance	$71	$71	$69
Reductions for tax positions of prior years	–	–	(2)
Additions for tax positions of prior year	3	–	–
Additions for tax positions of current year	–	–	4
Settlements with tax authorities	(3)	–	–

End of period balance	$71	$71	$71

As of December 31, 2013, 2012 and 2011, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $5 million, $2 million and $2 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $2 million for the years ended December 31, 2013, 2012 and 2011, and are included in Income tax expense in the accompanying Consolidated Statement of Operations. At December 31, 2013, 2012 and 2011, the Company had $12 million, $9 million and $7 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in Other liabilities the accompanying Consolidated Statement of Financial Position. The $3 million increase from December 31, 2012 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense and a $1 million increase resulting from settlements with tax authorities. The $2 million increase from December 31, 2011 in accrued interest associated with the liability for unrecognized tax benefits is the result of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 17 — DEBT

Debt consisted of the following at December 31, 2013 and 2012 (in millions):

	2013	2012
Recourse debt
Promissory note — Aeolus	$2	$3

Total recourse debt	2	3

Non-recourse debt
Other	1	1

Total non-recourse debt	1	1

Total debt	$3	$4

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $2 million and $3 million at December 31, 2013 and 2012, respectively.

Non-Recourse Debt

At December 31, 2013 and 2012, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 6 — Investments.

NOTE 18 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $276 million, $233 million and $102 million during 2013, 2012 and 2011, respectively.

Total interest paid was $12 million, $17 million and $16 million during 2013, 2012 and 2011, respectively.

Non-cash transactions

In 2012, the Company determined it had misstated certain cash and non-cash items in 2011 within and between “Net cash provided by operating activities” and “Net cash used in investing activities” in the Company’s Consolidated Statement of Cash Flows and, therefore, such items were corrected for the year ended December 31, 2011. Although the Company does not consider these amounts to be material, the 2011 amounts were revised to conform to the current year presentation. As a result of the correction, “Net cash provided by operating activities” decreased by $153 million, and “Net cash used by investing activities” increased by $153 million due to the removal of capitalized interest on bonds which is a non-cash transaction.

In addition, offsetting adjustments of $5,299 million for the year ended December 31, 2011, were made to the “proceeds from” and “cost of” investments purchased within the investing section of the cash flow statement. These adjustments relate to the removal of “to be announced” (“TBA”) security purchase and sale commitments as they are non-cash transactions and the removal of dollar roll transactions as this is financing not investing

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

activity. This correction of the Company’s Consolidated Statement of Cash Flows did not impact the Company’s previously reported Consolidated Statement of Operations or the Consolidated Statement of Financial Position and, in particular, “Cash and cash equivalents” reported at the end of 2011 in the Company’s Consolidated Statement of Cash Flows remain unchanged.

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life.

For the year ended December 31, 2013, the Company did not have other non-cash investing transactions.

Other non-cash investing transaction were $3 million for the year ended December 31, 2012, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock. Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets.

NOTE 19 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2013 and 2012 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2013	2012
Statutory Surplus, Delaware Basis	$6,748	$6,399
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	108	415

Statutory Surplus, NAIC SAP	$6,856	$6,814

Statutory net income for the years ended December 31, 2013, 2012 and 2011 was $798 million, $639 million and $294 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2013 or 2012. As of December 31, 2013, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $2,795 million. The maximum amount of dividends that may be paid in 2014 without prior approval is $787 million.

NOTE 20 — SUBSEQUENT EVENTS

As of March 13, 2014, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statement of financial position as of December 31, 2013 and 2012, and the related consolidated statement of operations, of comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 5 to the consolidated financial statements, the Company changed the manner in which it accounts for the deferral of acquisition costs in 2012.

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 13, 2014

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(NYLIAC) NI070